AS FILED WITH THE SEC ON ____________.

                                                       REGISTRATION NO. 33-20000

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM S-6

                         POST-EFFECTIVE AMENDMENT NO. 18

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
               OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED
                                 ON FORM N-8B-2

                                   ----------

                             THE PRUDENTIAL VARIABLE
                               APPRECIABLE ACCOUNT
                              (Exact Name of Trust)


                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                               (Name of Depositor)


                                PRUDENTIAL PLAZA
                          NEWARK, NEW JERSEY 07102-3777
                             (800) 437-4016 EXT. 46
          (Address and telephone number of principal executive offices)

                                   ----------

                                THOMAS C. CASTANO
                               ASSISTANT SECRETARY
                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                PRUDENTIAL PLAZA
                          NEWARK, NEW JERSEY 07102-3777
                     (Name and address of agent for service)

                                    Copy to:
                                JEFFREY C. MARTIN
                                 SHEA & GARDNER
                         1800 MASSACHUSETTS AVENUE, N.W.
                             WASHINGTON, D.C. 20036

                                   ----------

Variable Appreciable Life Insurance Contracts--The Registrant has registered an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 notice for fiscal year 1995 was filed on February 29, 1996.

It is proposed that this filing will become effective (check appropriate space):

    [ ] immediately upon filing pursuant to paragraph (b) of Rule 485


    [x] on December 31,1996 pursuant to paragraph (b) of Rule 485
           ----------------
               (date)

    [ ] 60 days after filing pursuant to paragraph (a) of Rule 485


    [ ] on                        pursuant to paragraph (a) of Rule 485
            ---------------------
                  (date)


================================================================================

                              CROSS REFERENCE SHEET

                          (AS REQUIRED BY FORM N-8B-2)


N-8B-2 ITEM NUMBER      LOCATION
------------------      --------

        1.              Cover Page

        2.              Cover Page

        3.              Not Applicable

        4.              Sale of the Contract and Sales Commissions

        5.              The Prudential Variable Appreciable Account

        6.              The Prudential Variable Appreciable Account

        7.              Not Applicable

        8.              Not Applicable

        9.              Litigation

       10. Brief Description of the Contract; Short-Term Cancellation Right, or "Free Look"; Contract Forms; Premiums; Contract Date; Allocation of Premiums; Transfers; Contract Fees and Charges; How the
                        Contract Fund Changes with Investment Experience;
                        How a Contract's Death Benefit Will Vary; Surrender of a Contract; Lapse and Reinstatement; When Proceeds are Paid; Other Standard Contract Provisions; Voting Rights; Withdrawal of Excess Cash Surrender Value; Increases in Face Amount; Decreases in Face Amount; Riders; The Prudential Series Fund, Inc.

       11. Brief Description of the Contract; The Prudential Variable Appreciable Account

       12. Cover Page; Brief Description of the Contract; The Prudential Series Fund, Inc.; Sale of the Contract and Sales Commissions

       13. Brief Description of the Contract; The Prudential Series Fund, Inc.; Contract Fees and Charges; Reduction of Charges for Concurrent Sales to Several Individuals; Sale of the Contract and Sales Commissions

       14. Brief Description of the Contract; Requirements for Issuance of a Contract

       15. Brief Description of the Contract; Allocation of Premiums; Transfers; Dollar Cost Averaging; Fixed-Rate Option; Information About the Account, the Real Property Account and the Fixed Rate Option

       16. Brief Description of the Contract; Detailed Information About the Contract

       17.              Surrender of a Contract; When Proceeds are Paid

       18.              The Prudential Variable Appreciable Account

       19.              Reports to Contract Owners

       20.              Not Applicable

       21.              Contract Loans

       22.              Not Applicable

N-8B-2 ITEM NUMBER      LOCATION
------------------      --------

       23.              Not Applicable

       24.              Other Standard Contract Provisions

       25.              Brief Description of the Contract

       26.              Brief Description of the Contract; Contract Fees and
                        Charges

       27. The Prudential Insurance Company of America; The Prudential Series Fund, Inc.

       28.              Prudential Insurance Company of America; Directors and
                        Officers

       29.              The Prudential Insurance Company of America

       30.              Not Applicable

       31.              Not Applicable

       32.              Not Applicable

       33.              Not Applicable

       34.              Not Applicable

       35.              The Prudential Insurance Company of America

       36.              Not Applicable

       37.              Not Applicable

       38.              Sale of the Contract and Sales Commissions

       39.              Sale of the Contract and Sales Commissions

       40.              Not Applicable

       41.              Sale of the Contract and Sales Commissions

       42.              Not Applicable

       43.              Not Applicable

       44. Brief Description of the Contract; The Prudential Series Fund, Inc.; How the Contract Fund Changes With Investment Experience; How a Contract's Death Benefit Will Vary

       45.              Not Applicable

       46. Brief Description of the Contract; The Prudential Variable Appreciable Account; The Prudential Series Fund, Inc.

       47. The Prudential Variable Appreciable Account; The Prudential Series Fund, Inc.

       48.              Not Applicable

       49.              Not Applicable

       50.              Not Applicable

       51.              Not Applicable

       52.              Substitution of Series Fund Shares

       53.              Tax Treatment of Contract Benefits

N-8B-2 ITEM NUMBER      LOCATION
------------------      --------

       54.              Not Applicable

       55.              Not Applicable

       56.              Not Applicable

       57.              Not Applicable

       58.              Not Applicable

       59. Financial Statements; Financial Statements of The Prudential Variable Appreciable Account; Consolidated Financial Statements of The Prudential Insurance Company of America and Subsidiaries

                                     PART I

                            INFORMATION IN PROSPECTUS

                                                                   PRUDENTIAL'S
                                                                       VARIABLE
                                                            APPRECIABLE LIFE(R)
[GRAPHIC OMITTED]                                                     Insurance

                                                              DECEMBER 31, 1996
                                                                     PROSPECTUS




                                    THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT



                                    THE PRUDENTIAL INSURANCE COMPANY OF AMERICA



PVAL-1 ED 12-96
CATALOG NO. 646960S

PROSPECTUS
DECEMBER 31, 1996

THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

VARIABLE
APPRECIABLE
LIFE(R)___________________
INSURANCE CONTRACTS

This prospectus describes two forms of a variable life insurance contract offered by The Prudential Insurance Company of America under the name Variable APPRECIABLE LIFE(R) Insurance. The first form provides a death benefit that generally remains fixed in an amount chosen by the purchaser and cash surrender values that vary daily. The second form also provides cash surrender values that vary daily and a death benefit that will also vary daily. Under both forms of contract, the death benefit will never be less than the "face amount" of insurance chosen by the purchaser. There is no guaranteed minimum cash surrender value.

A portion of the Contract's premiums and the earnings on those premiums will be held in one or more of the following ways. They can be invested in one or more of fifteen available subaccounts of The Prudential Variable Appreciable Account:

O  MONEY MARKET
O  DIVERSIFIED BOND
O  GOVERNMENT INCOME
O  ZERO COUPON BOND 2000
O  ZERO COUPON BOND 2005

O  CONSERVATIVE BALANCED
O  FLEXIBLE MANAGED
O  HIGH YIELD BOND
O  STOCK INDEX
O  EQUITY INCOME

O  EQUITY
O  PRUDENTIAL JENNISON
O  SMALL CAPITALIZATION STOCK
O  GLOBAL
O  NATURAL RESOURCES

each of which invests in a corresponding portfolio of The Prudential Series Fund, Inc. They can be allocated to a FIXED-RATE OPTION. Or they can be invested in The Prudential Variable Contract Real Property Account (the "REAL PROPERTY ACCOUNT"), described in a prospectus attached to this one. Additional investment options may be added in the future. The attached prospectus for the Series Fund, and the Series Fund's statement of additional information describe the investment objectives of and the risks of investing in the portfolios. Interest is credited daily on any portion of the premium payment allocated to the fixed-rate option at rates periodically declared by Prudential in its sole discretion but never less than an effective annual rate of 4%. This prospectus describes the Contract generally and The Prudential Variable Appreciable Account.

Although it is advantageous to the purchaser to pay a Scheduled Premium amount on the dates due, which are at least once a year but may be more often, purchasers have considerable flexibility as to when and in what amounts they pay premiums.

Before you sign an application to purchase this life insurance contract, you should read this prospectus with care and have any questions you may have answered by your Prudential representative. If you do purchase the contract, you should retain this prospectus for future reference, together with the contract itself that you will receive.

REPLACING EXISTING INSURANCE WITH A CONTRACT DESCRIBED IN THIS PROSPECTUS MAY NOT BE TO YOUR ADVANTAGE. IF YOU CURRENTLY OWN A LIFE INSURANCE CONTRACT, THE BENEFITS AND COSTS OF PURCHASING ADDITIONAL INSURANCE UNDER THE EXISTING POLICY SHOULD BE COMPARED WITH THE BENEFITS AND COSTS OF PURCHASING THE CONTRACT DESCRIBED IN THIS PROSPECTUS. IN MAKING THIS COMPARISON, YOU SHOULD CONSULT WITH A QUALIFIED TAX ADVISOR.

PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE. IT IS ATTACHED TO A CURRENT PROSPECTUS FOR THE PRUDENTIAL SERIES FUND, INC., DATED MAY 1, 1996. IT IS ALSO ATTACHED TO A CURRENT PROSPECTUS FOR THE PRUDENTIAL VARIABLE CONTRACT REAL PROPERTY ACCOUNT, DATED MAY 1, 1996.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                Prudential Plaza
                          Newark, New Jersey 07102-3777
                        Telephone: (800) 437-4016 Ext. 46

*APPRECIABLE LIFE is a registered mark of Prudential.
PVAL-1 Ed 12-96




                                                        TABLE OF CONTENTS                                                    PAGE
                                                                                                                             ----
INTRODUCTION AND SUMMARY....................................................................................................   1
     BRIEF DESCRIPTION OF THE CONTRACT......................................................................................   1
     VARIABLE APPRECIABLE LIFE INSURANCE CONTRACTS..........................................................................   3

GENERAL INFORMATION ABOUT PRUDENTIAL, THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT,
   AND THE VARIABLE INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.........................................................   4
     THE PRUDENTIAL INSURANCE COMPANY OF AMERICA............................................................................   4
     THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT............................................................................   4
     THE PRUDENTIAL SERIES FUND, INC........................................................................................   4
     THE PRUDENTIAL VARIABLE CONTRACT REAL PROPERTY ACCOUNT.................................................................   5
     THE FIXED-RATE OPTION..................................................................................................   5
     WHICH INVESTMENT OPTION SHOULD BE SELECTED?............................................................................   6

DETAILED INFORMATION ABOUT THE CONTRACT.....................................................................................   6
     REQUIREMENTS FOR ISSUANCE OF A CONTRACT................................................................................   6
     SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK"...........................................................................   6
     CONTRACT FORMS.........................................................................................................   6
     CONTRACT DATE..........................................................................................................   7
     PREMIUMS...............................................................................................................   7
     ALLOCATION OF PREMIUMS.................................................................................................   8
     TRANSFERS..............................................................................................................   8
     DOLLAR COST AVERAGING..................................................................................................   9
     CONTRACT FEES AND CHARGES..............................................................................................  10
     REDUCTION OF CHARGES FOR CONCURRENT SALES TO SEVERAL INDIVIDUALS.......................................................  13
     HOW THE CONTRACT FUND CHANGES WITH INVESTMENT EXPERIENCE...............................................................  13
     HOW A CONTRACT'S DEATH BENEFIT WILL VARY...............................................................................  14
     INCREASES IN FACE AMOUNT...............................................................................................  15
     DECREASES IN FACE AMOUNT...............................................................................................  16
     WITHDRAWAL OF EXCESS CASH SURRENDER VALUE..............................................................................  17
     SURRENDER OF A CONTRACT................................................................................................  17
     WHEN PROCEEDS ARE PAID.................................................................................................  18
     LIVING NEEDS BENEFIT...................................................................................................  18
     HYPOTHETICAL ILLUSTRATIONS OF DEATH BENEFITS AND CASH SURRENDER VALUES.................................................  19
     CONTRACT LOANS.........................................................................................................  20
     LAPSE AND REINSTATEMENT................................................................................................  21
     VOTING RIGHTS..........................................................................................................  22
     SUBSTITUTION OF SERIES FUND SHARES.....................................................................................  22
     REPORTS TO CONTRACT OWNERS.............................................................................................  22
     TAX TREATMENT OF CONTRACT BENEFITS.....................................................................................  23
     TAX-QUALIFIED PENSION PLANS............................................................................................  24
     RIDERS.................................................................................................................  24
     PARTICIPATION IN DIVISIBLE SURPLUS.....................................................................................  25
     OTHER STANDARD CONTRACT PROVISIONS.....................................................................................  25
     PAYING PREMIUMS BY PAYROLL DEDUCTION...................................................................................  25
     UNISEX PREMIUMS AND BENEFITS...........................................................................................  26
     SALES TO PERSONS 14 YEARS OF AGE OR YOUNGER............................................................................  26
     EXCHANGE OF FIXED-DOLLAR CONTRACT TO VARIABLE CONTRACT.................................................................  26
     SALE OF THE CONTRACT AND SALES COMMISSIONS.............................................................................  26
     STATE REGULATION.......................................................................................................  26
     EXPERTS................................................................................................................  27
     LITIGATION.............................................................................................................  27
     ADDITIONAL INFORMATION.................................................................................................  27
     FINANCIAL STATEMENTS...................................................................................................  27

DIRECTORS AND OFFICERS OF PRUDENTIAL........................................................................................  28






                                                                                                                            PAGE
                                                                                                                            ----
FINANCIAL STATEMENTS OF THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT........................................................   A1

CONSOLIDATED FINANCIAL STATEMENTS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
     AND SUBSIDIARIES......................................................................................................   B1

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH
SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY
REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN
THIS PROSPECTUS, THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR THE
SERIES FUND, AND THE PROSPECTUS FOR THE REAL PROPERTY ACCOUNT.


                            INTRODUCTION AND SUMMARY

This section provides only an overview of the more significant provisions of the Contract. It omits details which are provided in the rest of this prospectus.

As you read this prospectus you should keep in mind that you are considering the purchase of a life insurance contract. Because it is VARIABLE LIFE INSURANCE -- and variable life insurance has significant investment aspects and requires you to make investment decisions -- it is also a "security." That is why you have been given this prospectus. Securities which are offered to the public must be registered with the Securities and Exchange Commission, and the prospectus that is a part of the registration statement must be given to all prospective buyers. But because a substantial part of your premium pays for life insurance that will pay to your beneficiary, in the event of your death, an amount far exceeding your total premium payments, you should not buy this contract unless a major reason for the purchase is to provide life insurance protection. Because the contract provides whole-life permanent insurance, it also serves a second important objective. It can be expected to provide an increasing cash surrender value that can be used during your lifetime.

BRIEF DESCRIPTION OF THE CONTRACT

The Variable APPRECIABLE LIFE Insurance Contract (referred to from now on as the "Contract") is issued and sold by The Prudential Insurance Company of America ("Prudential"). The Contract is a form of flexible premium variable life insurance. It is built around a Contract Fund, the amount of which changes every business day. That amount represents the value of your Contract on that day although you will have to pay a surrender charge if you decide to surrender the Contract during the first ten Contract years.

A broad objective of the Contract is to provide benefits that will increase in value if favorable investment results are achieved. Prudential has established a separate account, like a separate division within the Company, called The Prudential Variable Appreciable Account (the "Account"). Whenever you pay a premium, Prudential first deducts certain charges (described below) and, unless you decide otherwise (as explained below) puts the remainder -- often called the "net premium" -- into the Account, where it is combined with the net premiums from all other contracts like this one. The money in the Account, including your Contract Fund, is then invested in the following way. The Account is divided into fifteen subaccounts and you must decide which subaccount or subaccounts will hold the assets of your Contract Fund. The money allocated to each subaccount is immediately invested in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"), a series mutual fund for which Prudential is the investment advisor.

The MONEY MARKET PORTFOLIO is invested in short-term debt obligations similar to those purchased by money market funds. The DIVERSIFIED BOND PORTFOLIO is invested primarily in high quality medium-term corporate and government debt securities. The GOVERNMENT INCOME PORTFOLIO is invested primarily in U.S. Government Securities including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies of or instrumentalities established, sponsored or guaranteed by the U.S. Government. The two ZERO COUPON BOND PORTFOLIOS -- 2000 AND 2005 are invested primarily in debt obligations of the United States Treasury and investment grade corporations that have been issued without interest coupons or stripped of their unmatured interest coupons, interest coupons that have been stripped from such debt obligations, and receipts and certificates for such stripped debt obligations and stripped coupons. The CONSERVATIVE BALANCED PORTFOLIO is invested in a mix of money market instruments, fixed income securities, and common stocks, in proportions believed by the investment manager to be appropriate for an investor who desires diversification of investment and prefers a relatively lower risk of loss and a correspondingly reduced chance of high appreciation. The FLEXIBLE MANAGED PORTFOLIO is invested in a mix of money market instruments, fixed income securities, and common stocks, in proportions believed by the investment manager to be appropriate for an investor desiring diversification of investment who is willing to accept a relatively high level of loss in an effort to achieve greater appreciation. The HIGH YIELD BOND PORTFOLIO is invested primarily in high yield fixed income securities of medium to lower quality, also known as high risk bonds. The STOCK INDEX PORTFOLIO is invested in common stocks selected to duplicate the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index. The EQUITY INCOME PORTFOLIO is invested primarily in common stocks and convertible securities that provide favorable prospects for investment income returns above those of the Standard & Poor's 500 Stock Index or the NYSE Composite Index. The EQUITY PORTFOLIO is invested primarily in common stocks. The PRUDENTIAL JENNISON PORTFOLIO is invested primarily in equity securities of established companies with above-average growth prospects. The SMALL CAPITALIZATION STOCK PORTFOLIO is invested primarily in equity securities of publicly-traded companies with small market capitalization. The GLOBAL PORTFOLIO is invested in common stocks and common stock equivalents (such as convertible debt securities) of foreign and domestic issuers. The NATURAL RESOURCES PORTFOLIO is invested primarily in common stocks and convertible securities of natural resource companies, and in securities (typically debt securities or preferred stock) the terms of which are related to the market value of a natural resource.

Further information about the Series Fund portfolios can be found under THE PRUDENTIAL SERIES FUND, INC. on page 4 and in the attached prospectus for the Series Fund.

You also have two additional options which are regulated differently from the other fifteen because neither one is an investment company registered under the Investment Company Act of 1940. The first of these is a FIXED-RATE OPTION that increases the portion of your Contract Fund allocated to this option at a guaranteed rate of interest. The remaining option is a REAL PROPERTY OPTION which invests in income-producing real property. It is described in a separate prospectus that is attached to this one. Thus your Contract Fund value changes every day depending upon the change in the value of the particular portfolios (or the other two investment options) that you have selected for the investment of your Contract Fund.

Although the selection of any of the investment portfolios or of the real property option offers the possibility that your Contract Fund value will increase if there is favorable investment performance, you are subject to the risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease. The risk will be different, depending upon which investment options you choose. See WHICH INVESTMENT OPTION SHOULD BE SELECTED?, page 6. If you select the fixed-rate option, you are credited with a stated rate of interest but you assume the risk that this rate may change in later years, although it will never be lower than an effective annual rate of 4%.

Prudential deducts certain charges from each premium payment and from the amounts held in the designated investment options. In addition, Prudential makes certain additional charges if a Contract lapses or is surrendered during the first 10 Contract years. All these charges, which are largely designed to cover insurance costs and risks as well as sales and administrative expenses, are fully described under CONTRACT FEES AND CHARGES, on page 10. In brief, and subject to that fuller description, the following diagram outlines the charges which may be made:

          -------------------------------------------------------------
                                 PREMIUM PAYMENT
          -------------------------------------------------------------


                         -------------------------------
                             o less charge for taxes
                               attributable to premiums
                             o less $2 processing fee
                         -------------------------------


--------------------------------------------------------------------------------
                             INVESTED PREMIUM AMOUNT

o   To be invested in one or a combination of:
    o   The Investment Portfolios of the Series Fund described below
    o   The Fixed-Rate Option
    o   The Real Property Account
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  DAILY CHARGES

o   Management fees and expenses are deducted from the assets of the Series
    Fund.
o A daily charge equivalent to an annual rate of up to 0.9% is deducted from the assets of the variable investment options for mortality and expense risks.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 MONTHLY CHARGES

o A sales charge is currently deducted from the Contract Fund in the amount of1/2of 1% of the primary annual premium.
o The Contract Fund is reduced by a guaranteed minimum death benefit risk charge of not more than $0.01 per $1,000 of the face amount of insurance.
o The Contract Fund is reduced by an administrative charge of up to $3 per Contract and $0.03 per $1,000 of face amount of insurance; if the face amount of the Contract is greater than $100,000, the charge is reduced.
o A charge for anticipated mortality is deducted, with the maximum charge based on the Non-Smoker/Smoker 1980 CSO Tables.
o If the Contract includes riders, a deduction from the Contract Fund will be made for charges applicable to those riders; a deduction will also be made if the rating class of the insured results in an extra charge.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           POSSIBLE ADDITIONAL CHARGES

o If the Contract lapses or is surrendered during the first 10 years, a contingent deferred sales charge is assessed; the maximum contingent deferred sales charge during the first 5 years is 50% of the first year's primary annual premium but this charge is both subject to other important limitations and reduced for Contracts that have been in force for more than 5 years.
o If the Contract lapses or is surrendered during the first 10 years, a contingent deferred administrative charge is assessed; during the first 5 years, this charge equals $5 per $1,000 of face amount and it begins to decline uniformly after the fifth Contract year so that it disappears on the tenth Contract anniversary.
o An administrative processing charge of up to $15 will be made in connection with each withdrawal of excess cash surrender value or a decrease in face amount.
--------------------------------------------------------------------------------

An important feature of the Contract is its death benefit. You have a choice of two different forms of the Contract which differ in the amount of the death benefit. Under Contract Form A the death benefit will generally be equal to the face amount of insurance. It can never be less than this amount, but it is possible, after the Contract has been held for many years, that the Contract Fund will become so large that Prudential -- to meet certain requirements of the Internal Revenue Code -- will increase the death benefit. Under Contract Form B, the death benefit will increase and decrease as the amount of the Contract Fund varies with the investment performance of the selected options. However, the death benefit under Form B, as is true under Form A, will never be less than the initial face amount and it may also increase to satisfy Internal Revenue Code requirements. Throughout this prospectus the word "Contract" refers to both Form A and B unless specifically stated otherwise. Under both Form A and B Contracts there is no guaranteed minimum cash surrender value.

Your Contract sets forth an annual Scheduled Premium or one that is payable more frequently, such as monthly. Prudential guarantees that, if the Scheduled Premiums are paid when due (or if missed premiums are paid later, with interest) and there are no withdrawals, the Contract will not lapse because of unfavorable investment experience.

Your Scheduled Premium consists of two amounts. The first or initial amount is payable from the time you purchase your Contract until the Contract anniversary immediately following your 65th birthday or the Contract's seventh anniversary, whichever is later (the "Premium Change Date"). The second amount is the guaranteed maximum amount payable after the Premium Change Date. See PREMIUMS, page 7.

The payment of premiums in excess of scheduled premiums may cause the Contract to become a Modified Endowment Contract for federal income tax purposes. See PREMIUMS, page 7 and TAX TREATMENT OF CONTRACT BENEFITS, page 23.

VARIABLE APPRECIABLE LIFE INSURANCE CONTRACTS

The Prudential Variable APPRECIABLE LIFE Insurance Contract is a form of life insurance that provides much of the flexibility of variable universal life, however, with two important distinctions. First, Prudential guarantees that if the Scheduled Premiums are paid when due, or within the grace period (or missed premiums are paid later with interest), the Contract will not lapse and the face amount of insurance will be paid upon the death of the insured even if, because of unfavorable investment experience, the Contract Fund value should drop to below zero. Second, if all premiums are not paid when due (or made up), the Contract will not lapse as long as the Contract Fund is higher than a stated amount set forth in a table in the Contract -- an amount that increases each year and in later years becomes quite high; it is called the "Tabular Contract Fund." The Contract lapses when the Contract Fund falls to below this stated amount, rather than when it drops to zero. Thus, when a Variable APPRECIABLE LIFE Contract lapses, it may still have considerable value and you will, therefore, have a substantial incentive to reinstate it, as well as an opportunity to make a considered decision whether to do so or to take, in one form or another, the cash surrender value. In effect, Prudential provides an early and timely warning against the imprudent use of the flexibility provided by the Contract.

For a limited time, a Contract may be returned for a refund in accordance with the terms of its "free look" provision. See SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK," page 8.

This Summary provides only a brief overview of the more significant aspects of the Contract. Further detail is provided in the subsequent sections of this prospectus and in the Contract. The Contract, including the application attached to it, constitutes the entire agreement between the owner and Prudential and should be retained.

                      GENERAL INFORMATION ABOUT PRUDENTIAL,
                  THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT,
                  AND THE VARIABLE INVESTMENT OPTIONS AVAILABLE
                               UNDER THE CONTRACT

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

The Prudential Insurance Company of America ("Prudential") is a mutual insurance company, founded in 1875 under the laws of the State of New Jersey. Prudential is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states. These Contracts are not offered in any state in which the necessary approvals have not yet been obtained.

Prudential's consolidated financial statements begin on page B1 and should be considered only as bearing upon Prudential's ability to meet its obligations under the Contracts.

THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

The Prudential Variable Appreciable Account (the "Account") was established on August 11, 1987 under New Jersey law as a separate investment account. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Prudential's other assets.

The obligations to Contract owners and beneficiaries arising under the Contract are general corporate obligations of Prudential. Prudential is also the legal owner of the assets in the Account. Prudential will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Account. These assets may not be charged with liabilities which arise from any other business Prudential conducts. In addition to these assets, the Account's assets may include funds contributed by Prudential to commence operation of the Account and may include accumulations of the charges Prudential makes against the Account. From time to time these additional assets may be withdrawn by Prudential.

The Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Account. For state law purposes, the Account is treated as a part or division of Prudential. The Account's financial statements begin on page A1.

Currently, you may invest in one or a combination of fifteen available subaccounts within the Account, each of which invests in a single corresponding portfolio of The Prudential Series Fund, Inc. Additional subaccounts may be added in the future.

THE PRUDENTIAL SERIES FUND, INC.

The Prudential Series Fund, Inc. (the "Series Fund") is registered under the 1940 Act as an open-end diversified management investment company. Its shares are currently sold only to separate accounts of Prudential and certain subsidiary insurers that offer variable life insurance and variable annuity contracts. The Account will purchase and redeem shares from the Series Fund at net asset value. Shares will be redeemed to the extent necessary for Prudential to provide benefits under the Contract and to transfer assets from one subaccount to another, as requested by Contract owners. Any dividend or capital gain distribution received from a portfolio of the Series Fund will be reinvested immediately at net asset value in shares of that portfolio and retained as assets of the corresponding subaccount.

Prudential is the investment advisor for the assets of each of the portfolios of the Series Fund. Prudential's principal business address is Prudential Plaza, Newark, New Jersey 07102-3777. Prudential has a Service Agreement with its wholly-owned subsidiary The Prudential Investment Corporation ("PIC"), which provides that, subject to Prudential's supervision, PIC will furnish investment advisory services in connection with the management of the Series Fund. In addition, Prudential has entered into a Subadvisory Agreement with its wholly-owned subsidiary Jennison Associates Capital Corporation ("Jennison"), under which Jennison furnishes investment advisory services in connection with the management of the Prudential Jennison Portfolio. Further detail is provided in the prospectus and statement of additional information for the Series Fund. Prudential, PIC, and Jennison are registered as investment advisors under the Investment Advisers Act of 1940.

As an investment advisor, Prudential charges the Series Fund a daily management fee as compensation for its services. In addition to the investment management fee, each portfolio incurs certain expenses, such as accounting and custodian fees. See DEDUCTIONS FROM PORTFOLIOS, page 10.

It is conceivable that in the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual fund. Although neither the companies which invest in the Series Fund, nor the Series Fund currently foresees any such disadvantage, the Series Fund's Board of Directors intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. Material conflicts could result from such things as:
(1) changes in state insurance law; (2) changes in federal income tax law; (3) changes in the investment management of any portfolio of the Series Fund; or (4) differences between voting instructions given by variable life insurance and variable annuity contract owners.

A FULL DESCRIPTION OF THE SERIES FUND, ITS INVESTMENT OBJECTIVES, MANAGEMENT, POLICIES, AND RESTRICTIONS, ITS EXPENSES, THE RISKS ATTENDANT TO INVESTMENT THEREIN--INCLUDING ANY RISKS ASSOCIATED WITH INVESTMENT IN THE HIGH YIELD BOND PORTFOLIO, AND ALL OTHER ASPECTS OF ITS OPERATION IS CONTAINED IN THE ATTACHED PROSPECTUS FOR THE SERIES FUND AND IN ITS STATEMENT OF ADDITIONAL INFORMATION, WHICH SHOULD BE READ IN CONJUNCTION WITH THIS PROSPECTUS. THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE MET.

THE PRUDENTIAL VARIABLE CONTRACT REAL PROPERTY ACCOUNT

The Prudential Variable Contract Real Property Account (the "Real Property Account") is a separate account of Prudential that, through a general partnership formed by Prudential and two of its subsidiaries, invests primarily in income-producing real property such as office buildings, shopping centers, agricultural land, hotels, apartments or industrial properties. It also invests in mortgage loans and other real estate-related investments, including sale-leaseback transactions. It is not registered as an investment company under the Investment Company Act of 1940 and is therefore not subject to the same regulation as the Series Fund. The objectives of the Real Property Account and the Partnership are to preserve and protect capital, provide for compounding of income as a result of reinvestment of cash flow from investments, and provide for increases over time in the amount of such income through appreciation in the value of assets.

The Partnership has entered into an investment management agreement with Prudential, under which Prudential selects the properties and other investments held by the Partnership. Prudential charges the Partnership a daily fee for investment management which amounts to 1.25% per year of the average daily gross assets of the Partnership.

A full description of the Real Property Account, its management, policies, and restrictions, its charges and expenses, the risks associated with investment therein, the Partnership's investment objectives, and all other aspects of the Real Property Account's and the Partnership's operations is contained in the attached prospectus for the Real Property Account, which should be read together with this prospectus by any Contract owner considering the real estate investment option. There is no assurance that the investment objectives will be met.

THE FIXED-RATE OPTION

Because of exemptive and exclusionary provisions, interests in the fixed-rate option under the Contract have not been registered under the Securities Act of 1933 and Prudential has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the fixed-rate option are not subject to the provisions of these Acts, and Prudential has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the fixed-rate option. Any inaccurate or misleading disclosure regarding the fixed-rate option may, however, subject Prudential and its directors to civil liability if that results in any damage.

As explained earlier, you may elect to allocate, either initially or by transfer, all or part of the amount credited under the Contract to the fixed-rate option, and the amount so allocated or transferred becomes part of Prudential's general assets. Sometimes this is referred to as Prudential's general account, which consists of all assets owned by Prudential other than those in the Account and in other separate accounts that have been or may be established by Prudential. Subject to applicable law, Prudential has sole discretion over the investment of the assets of the general account, and Contract owners do not share in the investment experience of those assets. Instead, Prudential guarantees that the part of the Contract Fund allocated to the fixed-rate option will accrue interest daily at an effective annual rate that Prudential declares periodically. This rate may not be less than an effective annual rate of 4%. Currently, declared interest rates remain in effect from the date money is allocated to the fixed-rate option until the Monthly date in the same month in the following year. See CONTRACT DATE, page 7. Thereafter, a new crediting rate will be declared each year and will remain in effect for the calendar year. Prudential reserves the right to change this practice. Prudential is not obligated to credit interest at a higher rate than 4%, although in its sole discretion it may do so. Different crediting rates may be declared for different portions of the Contract Fund allocated to the fixed-rate option. At least annually and on request, you will be advised of the interest rates that currently apply to your Contract.

Transfers from the fixed-rate option are subject to strict limits. (See TRANSFERS, page 8). The payment of any cash surrender value attributable to the fixed-rate option may be delayed up to 6 months (see WHEN PROCEEDS ARE PAID, page 18).

WHICH INVESTMENT OPTION SHOULD BE SELECTED?

Historically, for investments held over relatively long periods, the investment performance of common stocks has generally been superior to that of short or long-term debt securities, even though common stocks have been subject to much more dramatic changes in value over short periods of time. Accordingly, the Stock Index, Equity Income, Equity, Prudential Jennison, Small Capitalization Stock, Global, or Natural Resources Portfolios may be desirable options if you are willing to accept such volatility in your Contract values. Each of these equity portfolios involves somewhat different policies and investment risks.

You may prefer the somewhat greater protection against loss of principal (and reduced chance of high total return) provided by the Government Income or Diversified Bond Portfolios. There may be times when you desire even greater safety of principal and may then prefer the Money Market Portfolio or the fixed-rate option, recognizing that the level of short-term rates may change rather rapidly. Money invested in a Zero Coupon Bond Portfolio and held to its liquidation date will realize a predictable return, although the portfolio's value may fluctuate significantly with changes in interest rates prior to its liquidation date. If you are willing to take risks and possibly achieve a higher total return, you may prefer the High Yield Bond Portfolio, recognizing that with higher yielding, lower quality bonds the risks are greater. You may wish to divide your invested premium among two or more of the portfolios. You may wish to obtain diversification by relying on Prudential's judgment for an appropriate asset mix by choosing the Conservative Balanced or Flexible Managed Portfolios. The Real Property Account permits you to diversify your investment under the Contract to include an interest in a pool of income-producing real property, and real estate is often considered to be a hedge against inflation.

You should make a choice that takes into account how willing you are to accept investment risks, the manner in which your other assets are invested, and your own predictions about what investment results are likely to be in the future. Prudential does recommend AGAINST frequent transfers among the several options as experience generally indicates that "market timing" investing, particularly by non-professional investors, is likely to prove unsuccessful.


                     DETAILED INFORMATION ABOUT THE CONTRACT

REQUIREMENTS FOR ISSUANCE OF A CONTRACT

The Contract may generally be issued on insureds below the age of 81. Generally, the minimum initial guaranteed death benefit that can be applied for is $60,000; however, higher minimums apply to insureds over the age of 75. Insureds 14 years of age or less may apply for a minimum initial guaranteed death benefit of $40,000, which will increase by 50% at age 21 (see SALES TO PERSONS 14 YEARS OF AGE OR YOUNGER, page 26). Before issuing any Contract, Prudential requires evidence of insurability, which may include a medical examination. Non-Smokers who meet preferred underwriting requirements are offered the most favorable premium rate. A higher premium is charged if an extra mortality risk is involved. Certain classes of Contracts, for example a Contract issued in connection with a tax-qualified pension plan, may be issued on a "guaranteed issue" basis and may have a lower minimum initial death benefit than a Contract which is individually underwritten. These are the current underwriting requirements. Prudential reserves the right to change them on a non-discriminatory basis.

SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK"

Generally, you may return the Contract for a refund within 10 days after you receive it, within 45 days after Part I of the application for insurance is signed, or within 10 days after Prudential mails or delivers a Notice of Withdrawal Right, whichever is latest. Some states allow a longer period of time during which a Contract may be returned for a refund. A refund can be requested by mailing or delivering the Contract to the representative who sold it or to Prudential Home Office specified in the Contract. A Contract returned according to this provision shall be deemed void from the beginning. You will then receive a refund of all premium payments made, plus or minus any change due to investment experience. However, if applicable law so requires, if you exercise your short-term cancellation right, you will receive a refund of all premium payments made, with no adjustment for investment experience.

CONTRACT FORMS

You may select either of two forms of the Contract. The Scheduled Premiums shown in the Contract will be the same for a given insured, regardless of which Contract Form is chosen. Contract Form A has a death benefit equal to the initial face amount of insurance. The death benefit of a Form A Contract does not vary with the investment performance of the investment options selected by the owner, unless the death benefit is increased to ensure that the Contract meets the Internal Revenue Code's definition of life insurance. See HOW A CONTRACT'S DEATH BENEFIT WILL VARY, page 14. Favorable investment results of the investment options to which the assets related to the Contract are allocated and payment of greater than Scheduled Premiums will generally result in increases in the cash surrender value. See HOW THE CONTRACT FUND CHANGES WITH INVESTMENT EXPERIENCE, page 13.

Contract Form B also has an initial face amount of insurance but favorable investment performance and payment of greater than Scheduled Premiums generally result in an increase in the death benefit and, over time, in a lesser increase in the cash surrender value than under the Form A Contract. See HOW THE CONTRACT FUND CHANGES WITH INVESTMENT EXPERIENCE, page 13 and HOW A CONTRACT'S DEATH BENEFIT WILL VARY, page 14. Unfavorable investment performance will result in decreases in the death benefit (but never below the face amount stated in the Contract) and in the cash surrender value.

You should select the form that best meets your needs and objectives. All permanent insurance provides both protection for beneficiaries in the event of death and the opportunity to accumulate savings for possible use in later years. Prudential's Variable APPRECIABLE LIFE Contract provides more flexible investment opportunities than do more conventional life insurance policies because it permits you to decide how the assets held under the Contract will be invested, because it permits considerable flexibility in determining the amount and timing of premium payments, because it permits adjustment of the face amount of insurance (subject, in the case of an increase, to evidence of insurability), and because favorable investment returns result in an increase in Contract values. Purchasers who prefer to have favorable investment results and greater than Scheduled Premiums reflected in part in the form of an increased death benefit should choose Contract Form B. Purchasers who are satisfied with the amount of their insurance coverage and wish to have favorable investment results and additional premiums reflected to the maximum extent in increasing cash surrender values should choose Contract Form A.

In choosing a Contract form, you should also consider whether you intend to use the withdrawal feature. Purchasers of Form A Contracts should note that an early withdrawal may result in a portion of the surrender charge being deducted from the Contract Fund. Furthermore, a purchaser of a minimum face amount Form A Contract cannot make withdrawals unless the Contract's death benefit has been increased to comply with the Internal Revenue Code's definition of life insurance. Purchasers of Form B Contracts will not incur a surrender charge for a withdrawal and are not precluded from making withdrawals if they purchase a minimum size Contract. See WITHDRAWAL OF EXCESS CASH SURRENDER VALUE, page 17. Withdrawal of part of the cash surrender value may have tax consequences, see TAX TREATMENT OF CONTRACT BENEFITS, page 23.

CONTRACT DATE

When the first premium payment is paid with the application for a Contract, the Contract Date will ordinarily be the later of the date of the application and the date of any medical examination. If the first premium is not paid with the application, the Contract Date will ordinarily be the date the first premium is paid and the Contract is delivered. It may be advantageous for a Contract owner to have an earlier Contract Date when that will result in the use by Prudential of a lower issue age in determining the amount of the Scheduled Premium. Prudential will permit a Contract to be back-dated but only to a date not earlier than 6 months prior to the date of the application. Prudential will require the payment of all premiums that would have been due had the application date coincided with the back-dated Contract Date. No Contract may be back-dated to a date prior to that which is in accordance with Prudential's regulations. The death benefit and cash surrender value under the Contract will be equal to what they would have been had the Contract been issued on the Contract Date, all Scheduled Premiums been received on their due dates, and all Contract charges been made. The term Monthly Date means the day of each month that is the same as the Contract Date.

PREMIUMS

As already explained, if you pay your Scheduled Premiums when due and take no withdrawals, the Contract will not lapse because of unfavorable investment experience. If you pay premiums other than on a monthly basis, you will receive a notice that a premium is due about 3 weeks before each due date. If you pay premiums monthly, you will receive each year a book with 12 coupons that will serve as a reminder. With Prudential's consent, you may change the frequency of premium payments.

You may elect to have monthly premiums paid automatically under the "Pru-Matic Premium Plan" by pre-authorized transfers from a bank checking account. Some Contract owners may also be eligible to have monthly premiums paid by pre-authorized deductions from an employer's payroll.

As stated above, your Contract sets forth two Scheduled Premium amounts. Your first or initial amount is payable from the time you purchase your Contract until the Contract anniversary immediately following your 65th birthday or the Contract's 7th anniversary, whichever is later (the "Premium Change Date"). If your Contract Fund, net of any excess premiums, on the Premium Change Date is higher than it would have been had all Scheduled Premiums been paid when due, maximum contractual charges been deducted, and only a net rate of return of 4% been earned, then the second Scheduled Premium Amount will be lower than the maximum amount stated in your Contract. You will be told what the amount of your second Scheduled Premium will be. For examples of what the second Scheduled Premium might be, see Footnote 3 to the tables on pages T1 through T4.

A significant feature of this Contract is that it permits you to pay greater than Scheduled Premiums. This may be done by making occasional unscheduled premium payments or on a periodic basis. If you wish, you may select a higher contemplated premium than the Scheduled Premium. Prudential will then bill you for the chosen premium. In general, the regular payment of higher premiums will result in higher cash surrender values and, at least under Form B, in higher death benefits. Conversely, payment of a Scheduled Premium need not be made if the Contract Fund is sufficiently large to enable the charges due under the Contract to be made without causing the Contract to lapse. See LAPSE AND REINSTATEMENT, page 21. The payment of premiums in excess of Scheduled Premiums may cause the Contract to become a Modified Endowment Contract. If this happens, loans and other distributions which would otherwise not be taxable events will be subject to federal income taxation. See TAX TREATMENT OF CONTRACT BENEFITS, page 23.

If you elect to add a "rider" to your Contract that provides additional benefits (see RIDERS, page 24), the Scheduled Premium may be increased. Some riders provide additional term insurance in a stated amount that does not vary with investment experience. One of these "term riders" also allows you to choose different insurance amounts in different years. For these riders, you may choose to pay a billed premium higher than your initial Scheduled Premium. Under some circumstances this could result in a higher cash surrender value and death benefit than if the same premium had been paid under a Contract with the same death benefit but without the rider. After several years, however, even if the billed premiums are paid on time, the Contract could lose its guarantee against lapse and, after many more years, could have lower cash surrender values.

The Contract allows you to choose a level premium option. In that case, the Scheduled Premium, (the amount of which can be quoted by your Prudential representative), will be higher and the Scheduled Premium will not increase at age 65 (or 7 years after issue, if later). If that level Scheduled Premium is paid when due or within the grace period (or missed premiums are paid later with interest) and there are no withdrawals, the Contract will not lapse because of unfavorable investment experience.

Prudential will generally accept any premium payment if the payment is at least $25. Prudential does reserve the right, however, to limit unscheduled premiums to a total of $10,000 in any Contract year, and to refuse to accept premiums that would immediately result in more than a dollar-for-dollar increase in the death benefit. See HOW A CONTRACT'S DEATH BENEFIT WILL VARY, page 14. The flexibility of premium payments provides Contract owners with different opportunities under the two Forms of the Contract. Greater than scheduled payments under a Form A Contract increase the Contract Fund. Greater than scheduled payments under a Form B Contract increase both the Contract Fund and the death benefit, but generally, any future increases in the Contract Fund will be less than under a Form A Contract. This is because the monthly mortality charges under the Form B Contract will be higher to compensate for the higher amount of insurance. For all Contracts, the privilege of making large or additional premium payments offers a way of investing amounts which accumulate without current income taxation.

Unless you elect otherwise, your Contract will include a "waiver of premium" provision under which Prudential will pay your Scheduled Premiums if you incur a disability before age 60 that lasts over six months. If the disability begins after you become 60 and before you are 65, premiums will be paid only until the first Contract anniversary following your 65th birthday. The waiver of premium provision does not apply if you become disabled after your 65th birthday.

ALLOCATION OF PREMIUMS

On the Contract Date, the $2 processing charge and the charge for taxes attributable to premiums are deducted from the initial premium, and the first monthly deductions are made. See CONTRACT FEES AND CHARGES, page 10. The remainder of the initial premium will be allocated on the Contract Date among the subaccounts, the fixed-rate option or the Real Property Account according to the desired allocation specified in the application form. The invested portion of any part of the initial premium in excess of the Scheduled Premium is generally placed in the selected investment options on the date of receipt, but not earlier than the Contract Date. Thus, to the extent that Prudential receives the initial premium prior to the Contract Date, there will be a period during which it will not be invested. All subsequent premium payments, after the deductions from premiums, when received by Prudential will be placed in the subaccounts, the fixed-rate option or the Real Property Account in accordance with the allocation previously designated. Provided the Contract is not in default, you may change the way in which subsequent premiums are allocated by giving written notice to the Prudential Home Office stated in the Contract. You may also change the way in which subsequent premiums are allocated by telephoning your Prudential Home Office, provided you are enrolled to use the Telephone Transfer System. There is no charge for reallocating future premiums. If any part of the invested portion of a premium is allocated to a particular investment option, that portion must be at least 10% on the date the allocation takes effect. All percentage allocations must be in whole numbers. For example, 33% can be selected but 331/3% cannot. Of course, the total allocation of all selected investment options must equal 100%.

TRANSFERS

If the Contract is not in default, or if the Contract is in force as variable reduced paid-up insurance (see LAPSE AND REINSTATEMENT, page 21), you may, up to four times in each Contract year, transfer amounts from one subaccount to another subaccount, to the fixed-rate option or to the Real Property Account. Currently, you may make additional transfers with our consent. There is no charge. All or a portion of the amount credited to a subaccount may be transferred.

In addition, the total amount credited to a Contract held in the subaccounts or the Real Property Account may be transferred to the fixed-rate option at any time during the first two Contract years. If you wish to convert your variable Contract to a fixed-benefit Contract in this manner, you must request a complete transfer of funds to the fixed-rate option and also change your allocation instructions regarding future premiums.

Transfers among subaccounts will take effect as of the end of the valuation period (usually the business day) in which a proper transfer request is received at your Prudential Home Office. The request may be in terms of dollars, such as a request to transfer $10,000 from one subaccount to another, or may be in terms of a percentage reallocation among subaccounts. In the latter case, as with premium reallocations, the percentages must be in whole numbers. You may transfer amounts by proper written notice to your Prudential Home Office, or by telephone, provided you are enrolled to use the Telephone Transfer System. You will automatically be enrolled to use the Telephone Transfer System unless you elect not to have this privilege. Prudential has adopted procedures designed to ensure that requests by telephone are genuine. Prudential will not be held liable for following telephone instructions that we reasonably believe to be genuine. Prudential cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

On the liquidation date of a Zero Coupon Bond Subaccount, all the shares held by it in the corresponding portfolio of the Series Fund will be redeemed and the proceeds of the redemption applicable to each Contract will be transferred to the Money Market Subaccount unless the owner directs that it be transferred to another subaccount. A transfer that occurs upon the liquidation date of a Zero Coupon Bond Subaccount will not be counted as one of the four permissible transfers in a Contract year.

Transfers from the fixed-rate option to the subaccounts or the Real Property Account are currently permitted once each Contract year and only during the 30-day period beginning on the Contract anniversary. The maximum amount which may be transferred out of the fixed-rate option each year is currently the greater of: (a) 25% of the amount in the fixed-rate option, or (b) $2,000. Such transfer requests received prior to the Contract anniversary will be effected on the Contract anniversary. Transfer requests received within the 30-day period beginning on the Contract anniversary will be effected as of the end of the valuation period in which a proper transfer request is received at your Prudential Home Office. These limits are subject to change in the future. Transfers from the Real Property Account are also subject to restrictions, and these restrictions are described in the attached prospectus for that investment option.

DOLLAR COST AVERAGING

A feature called Dollar Cost Averaging ("DCA") is available to Contract owners. If you wish, premiums may be allocated to the portion of the Money Market Subaccount used for this feature (the "DCA account"), and designated dollar amounts will be transferred monthly from the DCA account to other investment options available under the Contract, excluding the Money Market Subaccount and the fixed-rate option, but including the Real Property Account. Automatic monthly transfers must be at least 3% of the amount allocated to the DCA account (that is, if you designate $5,000, the minimum monthly transfer is $150), with a minimum of $20 transferred into any one investment option. These amounts are subject to change at Prudential's discretion. The minimum transfer amount will only be recalculated if the amount designated for transfer is increased.

When you establish DCA at issue, you must allocate to the DCA account the greater of $2,000 or 10% of the initial premium payment. When you establish DCA after issue, you must allocate to the DCA account at least $2,000. These minimums are subject to change at Prudential's discretion. After DCA has been established and as long as the DCA account has a positive balance, you may allocate or transfer amounts to the DCA account, subject to the limitations on premium payments and transfers generally. In addition, if you pay premiums on an annual or semi-annual basis, and you have already established DCA, your premium allocation instructions may include an allocation of all or a portion of all your premium payments to the DCA account.

Each automatic monthly transfer will take effect as of the end of the valuation period on the Monthly Date, provided the New York Stock Exchange ("NYSE") is open on that date. A valuation period is the period of time from one determination of the value of the amount invested in a subaccount to the next. Such determinations are made when the net asset values of the portfolios of the Series Fund are calculated, which is generally 4:15 p.m. New York City time on each day during which the New York Stock Exchange is open. If the NYSE is not open on the Monthly Date, the transfer will take effect as of the end of the valuation period on the next day that the NYSE is open. If the Monthly Date does not occur in a particular month (e.g., February 30), the transfer will take effect as of the end of the valuation period on the last day of the month that the NYSE is open. Automatic monthly transfers will continue until the balance in the DCA account reaches zero, or until the Contract owner gives notification of a change in allocation or cancellation of the feature. If you have an outstanding premium allocation to the DCA account, but your DCA option has previously been canceled, premiums allocated to the DCA account will be allocated to the Money Market Subaccount. Currently there is no charge for using the DCA feature.

CONTRACT FEES AND CHARGES

This section provides a detailed description of each charge that is described briefly in the chart on page 2, and an explanation of the purpose of the charge.

In several instances we will use the terms "maximum charge" and "current charge." The "maximum charge," in each instance, will be the highest charge that Prudential is entitled to make under the Contract. The "current charge" is the lower amount that Prudential is now charging. However, if circumstances change, Prudential reserves the right to increase each current charge, up to but to no more than the maximum charge, without giving any advance notice.

A Contract owner may add several "riders" to the Contract which provide additional benefits, which are charged for separately. The statement and description of charges that follows assumes there are no riders to the Contract.

DEDUCTIONS FROM PREMIUMS

(a) A charge for taxes attributable to premiums is deducted from each premium payment. That charge is currently made up of two parts. The first part is in an amount equal to the state or local premium tax. It varies from state to state and generally ranges from 0.75% to 5% (but in some instances can exceed 5%) of the premium received by Prudential. The second part is a charge for federal income taxes measured by premiums and it is equal to 1.25% of the premium. Prudential believes that this charge is a reasonable estimate of an increase in its federal income taxes resulting from a 1990 change in the Internal Revenue Code. It is intended to recover this increased tax. During 1995 and 1994, Prudential deducted a total of approximately $23,620,000 and $22,131,000, respectively, in taxes attributable to premiums.

(b) A charge of $2 is deducted from each premium payment to cover the cost of collecting and processing premiums. Thus, if you pay premiums annually, this charge will be $2 per year. If you pay premiums monthly, the charge will be $24 per year. If you pay premiums more frequently, for example under a payroll deduction plan with your employer, the charge may be more than $24 per year. During 1995 and 1994, Prudential received a total of approximately $29,170,000 and $28,372,000, respectively, in processing charges.

DEDUCTIONS FROM PORTFOLIOS

An investment advisory fee is deducted daily from each portfolio at a rate, on an annualized basis, from 0.35% for the Stock Index Portfolio to 0.75% for the Global Portfolio. The expenses incurred in conducting the investment operations of the portfolios (such as custodian fees and preparation and distribution of annual reports) are paid out of the portfolio's income. These expenses also vary from portfolio to portfolio.

The total expenses of each portfolio for the year 1995 expressed as a percentage of the average assets during the year are shown below:

--------------------------------------------------------------------------------
                                                   Other              Total
                                Investment       Expenses           Expenses
Portfolio                        Advisory     (after expense     (after expense
                                    Fee       reimbursement)*    reimbursement)*
--------------------------------------------------------------------------------
MONEY MARKET                       0.40%           0.04%              0.44%
DIVERSIFIED BOND                   0.40%           0.04%              0.44%
GOVERNMENT INCOME                  0.40%           0.05%              0.45%
ZERO COUPON BOND 2000              0.40%           0.00%              0.40%
ZERO COUPON BOND 2005              0.40%           0.00%              0.40%
CONSERVATIVE BALANCED              0.55%           0.03%              0.58%
FLEXIBLE MANAGED                   0.60%           0.03%              0.63%
HIGH YIELD BOND                    0.55%           0.06%              0.61%
STOCK INDEX                        0.35%           0.03%              0.38%
EQUITY INCOME                      0.40%           0.03%              0.43%
EQUITY                             0.45%           0.03%              0.48%
PRUDENTIAL JENNISON                0.60%           0.19%              0.79%
SMALL CAPITALIZATION STOCK         0.40%           0.20%              0.60%
GLOBAL                             0.75%           0.31%              1.06%
NATURAL RESOURCES                  0.45%           0.05%              0.50%
--------------------------------------------------------------------------------

   * For some of the portfolios, the actual expenses were higher than those shown in the second and third columns. Prudential currently makes payments to the following six subaccounts so that the portfolio expenses indirectly borne by a Contract owner investing in: (1) the Zero Coupon Bond Portfolios will not exceed the investment management fee; and (2) the High Yield Bond, Stock Index, Equity Income, and Natural Resources Portfolios will not exceed the investment advisory fee plus 0.1% of the average daily net assets of the Portfolio. Without such adjustments the portfolio expenses indirectly borne by a Contract owner, expressed as a percentage of the average daily net assets by portfolio, would have been 0.48% for the Zero Coupon Bond Portfolio 2000, 0.49% for the Zero Coupon Bond Portfolio 2005. No such adjustments were necessary for the High Yield Bond, Stock Index, Equity Income and Natural Resources Portfolios during 1995. Prudential intends to continue making these adjustments in the future, although it retains the right to stop doing so.

MONTHLY DEDUCTIONS FROM CONTRACT FUND

The following monthly charges are deducted proportionately from the dollar amounts held in each of the chosen investment option[s].

(a) An administrative charge of $3 plus $0.03 per $1,000 per month of face amount of insurance is deducted each month. Thus, for a Contract with $60,000 face amount, the charge is $3 plus $1.80 for a total of $4.80. The charge is intended to pay for processing claims, keeping records, and communicating with Contract owners. The current charge for Contracts with face amounts greater than $100,000 is lower. The $0.03 per $1,000 portion of the charge is reduced to $0.01 per $1,000 for that part of the face amount that exceeds $100,000 and will not exceed $12. During 1995 and 1994, Prudential received a total of approximately $60,000,000, and $56,055,000, respectively, in monthly administrative charges.

(b) A mortality charge is deducted that is intended to be used to pay death benefits. When an insured dies, the amount payable to the beneficiary is larger than the Contract Fund and significantly larger if the insured dies in the early years of a Contract. The mortality charges collected from all Contract owners enables Prudential to pay the death benefit for the few insureds who die. The maximum mortality charge is determined by multiplying the "net amount at risk" under a Contract (the amount by which the Contract's death benefit exceeds the Contract Fund) by a rate based upon the insured's current attained age and sex (except where unisex rates apply) and the anticipated mortality for that class of persons. The anticipated mortality is based upon mortality tables published by The National Association of Insurance Commissioners called the Non-Smoker/Smoker 1980 CSO Tables. Generally, Prudential's current mortality charge is lower than the maximum for insureds 32 years of age and older. In addition, for insureds of all ages, if a Contract has a face amount of at least $100,000 and the insured under the Contract has met strict underwriting requirements and qualifies for a "select rating" basis for the particular risk classification, the current mortality charges may be lower still.

Certain Contracts, for example Contracts issued in connection with tax-qualified pension plans, may be issued on a "guaranteed issue" basis and may have current mortality charges which are different from those mortality charges for Contracts which are individually underwritten. These Contracts with different current mortality charges may be offered to categories of individuals meeting eligibility guidelines determined by Prudential.

(c) A sales charge, often called a sales load, is deducted to pay part of the costs Prudential incurs in selling the Contracts, including commissions, advertising and the printing and distribution of prospectuses and sales literature. The charge is equal to 0.5% of the "primary annual premium" which is equal to the Scheduled Premium that would be payable if premiums were being paid annually, less the two deductions from premiums (taxes attributable to premiums and the $2 processing charge), and less the $3 part of the monthly deduction described in (a) above. The deduction is made whether the Contract owner is paying premiums annually or more frequently. It is lower on Contracts issued on insureds over 60 years of age. At present this sales charge is made only during the first five Contract years. However, Prudential reserves the right to make this charge in all Contract years. To summarize, for most Contracts, this charge is somewhat less than 6% of the annual Scheduled Premium for each of the first five Contract years and it may but probably will not continue to be charged after that.

There is a second sales load, which will be charged only if a Contract lapses or is surrendered before the end of the 10th Contract year. It is often described as a contingent deferred sales load ("CDSL") and is described below under SURRENDER OR WITHDRAWAL CHARGES. During 1995 and 1994, Prudential received a total of approximately $102,068,000 and $96,357,000, in sales charges.

(d) A charge of $0.01 per $1000 of face amount of insurance is made to compensate Prudential for the risk it assumes by guaranteeing that, no matter how unfavorable investment experience may be, the death benefit will never be less than the guaranteed minimum death benefit so long as Scheduled Premiums are paid on or before the due date or during the grace period. This charge and the administrative charge described in (a) above may be calculated together. During 1995 and 1994, Prudential received a total of approximately $10,377,000 and $9,487,000, respectively, for this risk charge.

(e) If a rider is added to the basic Contract, or if an insured is in a substandard risk classification (for example, a person in a hazardous occupation), the annual Scheduled Premium will be increased and the additional charges will be deducted monthly.

(f) A charge may be deducted to cover federal, state or local taxes (other than "taxes attributable to premiums" described above) that are imposed upon the operations of the Account. At present no such taxes are imposed and no charge is made.

The earnings of the Account are taxed as part of the operations of Prudential. No charge is being made currently to the Account for Company federal income taxes. Prudential will review the question of a charge to the Account for Company federal income taxes periodically. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

DAILY DEDUCTION FROM THE CONTRACT FUND

Each day a charge is deducted from the assets of each of the subaccounts and/or the Real Property Account (the "variable investment options") in an amount equivalent to an effective annual rate of 0.9%. For Contracts with face amounts of $100,000 or more, the current charge is 0.6%. This charge is intended to compensate Prudential for assuming mortality and expense risks under the Contract. The mortality risk assumed is that insureds may live for shorter periods of time than Prudential estimated when it determined what mortality charge to make. The expense risk assumed is that expenses incurred in issuing and administering the Contract will be greater than Prudential estimated in fixing its administrative charges. During 1995 and 1994, Prudential received a total of approximately $22,308,000 and $16,959,000, respectively, in mortality and expense risk charges. This charge is not assessed against amounts allocated to the fixed-rate option.

SURRENDER OR WITHDRAWAL CHARGES

(a) An additional sales load, the contingent deferred sales load (the CDSL) is assessed if the Contract lapses or is surrendered during the first 10 Contract years, or if a withdrawal is made under a Form A Contract during that 10 year period. No such charge is applicable to the death benefit, no matter when that may become payable. Subject to the additional limitations described below, for Contracts that lapse or are surrendered during the first 5 Contract years the charge will be equal to 50% of the first year's primary annual premium. The primary annual premium is equal to the Scheduled Premium that would be payable if premiums were being paid annually, less the two deductions from premiums (taxes attributable to premiums and the $2 processing charge), and less the $3 part of the monthly administrative charge. In the next 5 Contract years that percentage is reduced uniformly on a daily basis until it reaches zero on the tenth Contract anniversary. Thus, for Contracts surrendered at the end of the sixth year, the maximum deferred sales charge will be 40% of the first year's primary annual premium, for Contracts surrendered at the end of year 7, the maximum deferred sales charge will be 30% of the first year's primary annual premium, and so forth.

The contingent deferred sales load is also subject to a further limit at older issue ages (approximately above age 67) in order to comply with certain requirements of state law. Specifically, the contingent deferred sales load for such insureds is no more than $32.50 per $1,000 of face amount.

The sales load is subject to a further important limitation that may, particularly for Contracts that lapse or are surrendered within the first 5 or 6 years, result in a lower contingent deferred sales load than that described above. (This limitation might also, under unusual circumstances, apply to reduce the monthly sales load deductions described in item (c) under MONTHLY DEDUCTIONS FROM CONTRACT FUND, above.) The limitation is applied in order to conform with the requirements of the Investment Company Act of 1940 and regulations adopted thereunder, which limit the amount of non-refundable sales load that may be charged on contracts within the first 2 years.

The limitation is as follows: (Every Contract has associated with it a Guideline Annual Premium ("GAP"), which is an amount, generally larger than the gross annual scheduled premium for the Contract, determined actuarially in accordance with a definition set forth in a regulation of the Securities and Exchange Commission.) The maximum aggregate sales load that Prudential will charge (that is, the sum of the monthly sales load deduction and the contingent deferred sales charge) will not be more than 30% of the premiums actually paid until those premiums total one GAP plus no more than 9% of the next premiums paid until total premiums are equal to 5 GAPS, plus no more than 6% of all subsequent premiums. If the sales charges described above would at any time exceed this maximum amount then the charge, to the extent of any excess, will not be made.

The amount of this charge can be more easily understood by reference to the following table which shows the sales loads that would be paid by a 35 year old man under a Form B Contract with $100,000 face amount of insurance, both through the monthly deductions from the Contract Fund described above and upon the surrender of the Contract. If the Contract is partially surrendered or the face amount is decreased during the first 10 years, a proportionate amount of the contingent deferred sales charge will be deducted from the Contract Fund.


------------------------------------------------------------------------------------------
                                                                               Cumulative
                                 Cumulative                                    Total Sales
 Surrender,      Cumulative      Sales Load       Contingent       Total         Load as
Last Day of       Scheduled       Deducted         Deferred        Sales       Percentage
  Year No.        Premiums          from            Sales          Load       of Scheduled
                    Paid          Contract          Load                        Premiums
                                    Fund                                          Paid
------------------------------------------------------------------------------------------
      1          $  894.06        $ 49.56         $218.66        $268.22        30.00%
      2           1,788.12          99.12          367.64         466.76        26.10%
      3           2,682.18         148.68          398.55         547.23        20.40%
      4           3,576.24         198.24          414.00         612.24        17.12%
      5           4,470.30         247.80          414.00         661.80        14.80%
      6           5,364.36         247.80          331.00         578.80        10.79%
      7           6,258.42         247.80          248.00         495.80         7.92%
      8           7,152.48         247.80          166.00         413.80         5.79%
      9           8,046.54         247.80           83.00         330.80         4.11%
     10           8,940.60         247.80            0.00         247.80         2.77%
------------------------------------------------------------------------------------------




The percentages shown in the last column will not be appreciably different for insureds of different ages.

(b) An administrative charge of $5 per $1,000 of face amount of insurance is deducted upon lapse or surrender to cover the cost of processing applications, conducting medical examinations, determining insurability and the insured's rating class, and establishing records. However, this charge is reduced beginning on the Contract's fifth anniversary and declines daily at a constant rate until it disappears entirely on the tenth Contract anniversary. If the Contract is partially surrendered or the face amount is decreased during the first 10 years, a proportionate amount of the charge will be deducted from the Contract Fund. During 1995 and 1994, Prudential received a total of approximately $9,266,000 and $7,971,000, respectively, from surrendered or lapsed Contracts.

TRANSACTION CHARGES

There may be transaction charges if certain events take place. Examples are: the face amount of insurance is decreased or part of the cash surrender value is withdrawn. Prudential is entitled under the Contract to charge a fee in these situations, which will generally be $15 or less. Currently, it waives the fee in some instances. These fees are described at the appropriate place in this prospectus.

REDUCTION OF CHARGES FOR CONCURRENT SALES TO SEVERAL INDIVIDUALS

Prudential may reduce the sales charges and/or other charges on individual Contracts sold to members of a class of associated individuals, or to a trustee, employer or other entity representing such a class, where it is expected that such multiple sales will result in savings of sales or administrative expenses. Prudential determines both the eligibility for such reduced charges, as well as the amount of such reductions, by considering the following factors: (1) the number of individuals; (2) the total amount of premium payments expected to be received from these Contracts; (3) the nature of the association between these individuals, and the expected persistency of the individual Contracts; (4) the purpose for which the individual Contracts are purchased and whether that purpose makes it likely that expenses will be reduced; and (5) any other circumstances which Prudential believes to be relevant in determining whether reduced sales or administrative expenses may be expected. Some of the reductions in charges for these sales may be contractually guaranteed; other reductions may be withdrawn or modified by Prudential on a uniform basis. Prudential's reductions in charges for these sales will not be unfairly discriminatory to the interests of any individual Contract owners.

HOW THE CONTRACT FUND CHANGES WITH INVESTMENT EXPERIENCE

As explained above, after the tenth Contract year (and 10 years from an increase in face amount), there will no longer be a surrender charge and, if there is no Contract loan, the cash surrender value will be equal to the Contract Fund. This section, therefore, also describes how the cash surrender value of the Contract will change with investment experience.

On the Contract Date, the Contract Fund value is the initial premium less the deductions from premiums and the first monthly deductions. See CONTRACT FEES AND CHARGES, page 10. This amount is placed in the investment options designated by you. Thereafter the Contract Fund value changes daily, reflecting increases or decreases in the value of the securities in which the assets of the subaccount have been invested, the performance of the

Real Property Account if that option has been selected, and interest credited on any amounts allocated to the fixed-rate option. It is also reduced by the daily asset charge for mortality and expense risks assessed against the variable investment options. The Contract Fund value also increases to reflect the receipt of additional premium payments and is decreased by the monthly deductions.

A Contract's cash surrender value on any date will be the Contract Fund value reduced by the withdrawal charges, if any, and by any Contract debt. Upon request, Prudential will tell you the cash surrender value of your Contract. It is possible, although highly unlikely, that the cash surrender value of a Contract could decline to zero because of unfavorable investment performance, even if you continue to pay Scheduled Premiums when due.

The tables on pages T1 through T4 of this prospectus illustrate what the death benefit and cash surrender values would be for a representative Contract, assuming uniform hypothetical investment results in the selected portfolio[s], and also provide information about the aggregate premiums payable under the Contract. The tables also show, if the level premium option has not been chosen, the maximum Scheduled Premium that may be payable for the period after the insured reaches the age of 65 for the illustrated Contract under each of the assumed investment returns.

HOW A CONTRACT'S DEATH BENEFIT WILL VARY

As noted above, there are two Forms of the Contract, Form A and Form B. The death benefit under a Form B Contract varies with investment performance while the death benefit under a Form A Contract does not, unless it must be increased to satisfy tax requirements.

Under a Form A Contract, the guaranteed minimum death benefit is equal to the face amount of insurance. (however, should the death benefit become payable while a contract loan is outstanding, the debt will be deducted from the death benefit.) If the Contract is kept in force for several years and if investment performance is reasonably favorable, the Contract Fund value may grow to the point where it is necessary to increase the death benefit in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance. Thus, the death benefit under a Form A Contract will always be the greater of (1) the guaranteed minimum death benefit; and (2) the Contract Fund divided by the "net single premium" per $1 of death benefit at the insured's attained age on that date. The latter provision ensures that the Contract will always have a death benefit large enough to be treated as life insurance for tax purposes under current law. The net single premium is used only in the calculation of the death benefit, not for premium payment purposes. The following is a table of illustrative net single premiums for $1 of death benefit under Contracts issued on insureds in the preferred rating class.

--------------------------------------------------------------------------------
                                                         Increase In Insurance
          Male                  Net Single                   Amount Per $1
      Attained Age                Premium              Increase In Contract Fund
--------------------------------------------------------------------------------
            5                     .09151                        $10.93
           25                     .17000                        $ 5.88
           35                     .23700                        $ 4.22
           55                     .45209                        $ 2.21
           65                     .59468                        $ 1.68
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                         Increase in Insurance
         Female                 Net Single                   Amount Per $1
      Attained Age                Premium              Increase in Contract Fund
--------------------------------------------------------------------------------
            5                     .07919                        $12.63
           25                     .15112                        $ 6.62
           35                     .21127                        $ 4.73
           55                     .40090                        $ 2.49
           65                     .53639                        $ 1.86
--------------------------------------------------------------------------------

Whenever the death benefit is determined in this way, Prudential reserves the right to refuse to accept further premium payments, although in practice the payment of the lesser of 2 years' scheduled premiums or the average of all premiums paid over the last 5 years will generally be allowed.

Under a Form B Contract, the death benefit will vary with investment experience. Assuming no withdrawals, the death benefit will be equal to the face amount of insurance plus the amount (if any) by which the Contract Fund value exceeds the applicable "Tabular Contract Fund value" for the Contract (subject to an exception described below under which the death benefit is higher). Each Contract contains a table that sets forth the Tabular Contract

Fund value as of the end of each of the first 20 years of the Contract. Tabular Contract Fund values between Contract anniversaries are determined by interpolation. The Tabular Contract Fund value for each Contract year is an amount that is slightly less than the Contract Fund value that would result as of the end of such year if only scheduled premiums were paid, they were paid when due, the selected investment options earned a net return at a uniform rate of 4% per year, full mortality charges based upon the 1980 CSO Table were deducted, maximum sales load and expense charges were deducted, and there was no Contract debt.

Thus, under a Form B Contract with no withdrawals, the death benefit will equal the face amount if the Contract Fund equals the Tabular Contract Fund value. If, due to investment results greater than a net return of 4%, or to payment of greater than scheduled premiums, or to smaller than maximum charges, the Contract Fund value is a given amount greater than the Tabular Contract Fund value, the death benefit will be the face amount plus that excess amount. If, due to investment results less favorable than a net return of 4%, the Contract Fund value is less than the tabular Contract Fund value, the death benefit will not fall below the initial face amount stated in the Contract; however, this unfavorable investment experience must first be offset by favorable performance or additional payments that bring the Contract Fund up to the tabular level before favorable investment results or additional payments will increase the death benefit. Again, the death benefit will reflect a deduction for the amount of any Contract debt. See CONTRACT LOANS, page 20.

As is the case under a Form A Contract, the Contract Fund of a Form B Contract could grow to the point where it is necessary to increase the death benefit by a greater amount in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance. Thus, the death benefit under a Form B Contract will always be the greatest of (1) the face amount plus the Contract Fund minus the tabular Contract Fund value; (2) the guaranteed minimum death benefit; and (3) the Contract Fund divided by the net single premium per $1 of death benefit at the insured's attained age on that date.

You may also increase or decrease the face amount of your Contract, subject to certain conditions. See INCREASES IN FACE AMOUNT and DECREASES IN FACE AMOUNT, below.

INCREASES IN FACE AMOUNT

An owner who wishes to increase the amount of his or her insurance may do so by increasing the face amount of the Contract (which is also the guaranteed minimum death benefit), subject to state approval and underwriting requirements determined by Prudential. An increase in face amount is in many ways similar to the purchase of a second Contract, but it differs in the following respects: the minimum permissible increase is $25,000, while the minimum for a new Contract is $60,000; monthly fees are lower because only a single $3 per month administrative charge is made rather than two; a combined premium payment results in deduction of a single $2 per premium processing charge while separate premium payments for separate Contracts would involve two charges; the monthly expense charge of $0.03 per $1,000 of face amount may be lower if the increase is to a face amount greater than $100,000; and the Contract will lapse as a unit, unlike the case if two separate Contracts are purchased. These differences aside, the decision to increase face amount is comparable to the purchase of a second Contract in that it involves a commitment to higher scheduled premiums in exchange for greater insurance benefits.

You may elect to increase the face amount of your Contract no earlier than the first anniversary of the Contract. The following conditions must be met: (1) you must ask for the increase in writing on an appropriate form; (2) the amount of the increase in face amount must be at least $25,000; (3) the insured must supply evidence of insurability for the increase satisfactory to Prudential; (4) if Prudential requests, you must send in the Contract to be suitably endorsed;
(5) the Contract must not be in default on the date the increase takes effect;
(6) you must pay an appropriate premium at the time of the increase; (7) Prudential has the right to deny more than one increase in a Contract year; and
(8) if Prudential has, between the Contract Date and the date that any requested increase in face amount will take effect, changed any of the bases on which benefits and charges are calculated under newly issued Contracts, Prudential has the right to deny the increase. An increase in face amount resulting in a total face amount under the Contract of at least $100,000 may, subject to strict underwriting requirements, render the Contract eligible for a select rating.

Upon an increase in face amount, Prudential will recompute the Contract's scheduled premiums, contingent deferred sales and administrative charges, tabular values, and monthly deductions from the Contract Fund. You have a choice, limited only by applicable state law, as to whether the recomputation will be made as of the prior or next Contract anniversary. There will be a payment required on the date of increase; the amount of the payment will depend, in part, on which Contract anniversary you select for the recomputation. Prudential will tell you the amount of the required payment. If should also be noted that an increase in face amount may impact the status of the Contract as a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 23. Therefore, before increasing the face amount, you should consult with your Prudential representative.

The effective date of the increase in the amount of insurance will be determined by the same rules that apply when a new Contract is purchased. Generally speaking, an increase will take effect on the latest of the date you apply for it, the date satisfactory evidence of insurability is provided to Prudential or the date designated by you, provided the necessary payment is made on or before that date.

Prudential will supply you with pages which show the increased face amount, the effective date of the increase, and the recomputed items described two paragraphs above. The pages will also describe how the increase in face amount affects the various provisions of the Contract, including a statement that, for the amount of the increase in face amount, the period stated in the Incontestability and Suicide provisions (see OTHER STANDARD CONTRACT PROVISIONS, page 25) will run from the effective date of the increase.

For the purpose of determining the sales load that will be charged after the increase and upon any subsequent lapse or surrender, the Contract is treated as if there were two separate Contracts, a "base Contract" representing the Contract before the increase and an "incremental Contract" representing the increase viewed as a separate Contract. At the time of the increase, a certain portion of the Contract Fund is allocated to the incremental Contract as a prepayment of premiums for purposes of the sales load limit. That portion is equal to the Guideline Annual Premium ("GAP") of the incremental Contract divided by the GAP of the entire Contract after the increase. Premium payments made after the increase are also allocated between the base Contract and the incremental Contract for purposes of the sales load limit. A portion of each premium payment after the increase is allocated to the increase based on the GAP for the incremental Contract divided by the GAP for the entire Contract. A monthly deduction equal to 0.5% of the primary annual premium for each part of the Contract (i.e., the base and incremental Contracts, respectively) will be made until each part of the Contract has been in force for 5 years, although Prudential reserves the right to continue to make this deduction thereafter. Similarly, the amount, if any, of sales charges upon lapse or surrender and the application of the overall limitation upon sales load, as described in item (a) under SURRENDER OR WITHDRAWAL CHARGES, page 12, will be determined as explained in that section as if there were two Contracts rather than one. Moreover, the contingent deferred administrative charge is also determined as if there were two separate Contracts. Thus, an owner considering an increase in face amount should be aware that such an increase will entail charges, including periodic sales load deductions and contingent deferred sales and administrative charges, comparable to the purchase of a new Contract.

Each Contract owner who elects to increase the face amount of his or her Contract will be granted a "free-look" right which will apply only to the increase in face amount, not the entire Contract. The right is comparable to the right afforded to a purchaser of a new Contract. See SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK", page 6. The "free-look" right would have to be exercised no later than 45 days after execution of the application for the increase or, if later, within 10 days after either receipt of the Contract as increased or receipt of the withdrawal right notice by the owner. Upon exercise of the "free-look" right, you will receive a refund in the amount of the aggregate premiums paid since the increase was requested and attributable to the increase, not the base Contract, as determined pursuant to the proportional premium allocation rule described above. There will be no adjustment for investment experience. All charges deducted after the increase will be reduced to what they would have been had no increase been effected. You may transfer the total amount attributable to the increase in face amount from the subaccounts or the Real Property Account to the fixed-rate option at any time within 2 years after the increase in face amount.

DECREASES IN FACE AMOUNT

You may effect a partial surrender of a Contract (see SURRENDER OF A CONTRACT, page 17) or a partial withdrawal of excess cash surrender value (see WITHDRAWAL OF EXCESS CASH SURRENDER VALUE, page 17). You also have the additional option of decreasing the face amount (which is also the guaranteed minimum death benefit) of your Contract without withdrawing any such surrender value. Contract owners who conclude that, because of changed circumstances, the amount of insurance is greater than needed will thus be able to decrease their amount of insurance protection, and the monthly deductions for the cost of insurance, without decreasing their current cash surrender value. The cash surrender value of the Contract on the date of the decrease will not change, except that an administrative processing fee of $15 may be deducted from that value (unless that fee is separately paid at the time the decrease in face amount is requested). The Contract's Contract Fund value, however, will be reduced by deduction of a proportionate part of the then applicable contingent deferred sales and administrative charges, if any. Scheduled premiums for the Contract will also be proportionately reduced. The Contracts of owners who exercise the right to reduce face amount will be amended to show the new face amount, tabular values, scheduled premiums, monthly charges, and, if applicable, the remaining contingent deferred sales and administrative charges.

The minimum permissible decrease is $10,000. No decrease will be permitted that causes the face amount of the Contract to drop below the minimum face amount applicable to the insured's Contract. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT, page 6. No reduction will be permitted to the extent that it would cause the Contract to fail to qualify as "life insurance" for purposes of
Section 7702 of the Internal Revenue Code. If the face amount of a Contract in force on a select rating basis is reduced below $100,000, it is no longer eligible for the select rating. A decrease in face amount will generally be effected as of the Monthly date immediately preceding receipt of a proper request to decrease face amount. A decrease requested while the Contract is in default, however, will be effected as of the Monthly date the Contract went into default. Monthly charges previously deducted on the effective date of the decrease and attributed to the decreased portion of the face amount will be credited to the Contract Fund as of that date.

It is important to note, however, that if the face amount is decreased at any time during the first 7 Contract years, there is a danger the Contract might be classified as a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 23. Before requesting any decreases in face amount, a Contract owner should consult his or her Prudential representative.

WITHDRAWAL OF EXCESS CASH SURRENDER VALUE

Under certain circumstances, you may withdraw a portion of the Contract's cash surrender value without surrendering the Contract in whole or in part. The amount that you may withdraw is limited by the requirement that the Contract Fund after withdrawal must not be less than the tabular Contract Fund value. (A Table of Tabular Contract Fund Values is included in the Contract; the values increase with each year the Contract remains in force.) But because the Contract Fund may be made up in part by an outstanding Contract loan, there is a further limitation that the amount withdrawn may not be larger than an amount sufficient to reduce the cash surrender value to zero. The amount withdrawn must be at least $2,000 under a Form A Contract (in which the death benefit is generally equal to the face-amount of insurance) and at least $500 under a Form B Contract (in which the death benefit varies daily). You may make no more than four such withdrawals in each Contract year, and there is an administrative processing fee for each withdrawal equal to the lesser of $15 or 2% of the amount withdrawn. An amount withdrawn may not be repaid except as a scheduled or unscheduled premium subject to the applicable charges. Upon request, Prudential will tell you how much you may withdraw. Withdrawal of part of the cash surrender value may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 23. A temporary need for funds may also be met by making a loan and you should consult your Prudential representative about how best to meet your needs.

Under a Form A Contract, the face amount of insurance is reduced by not more than the amount of the withdrawal. No partial withdrawal will be permitted under a Form A Contract if it would result in a new face amount of less than the minimum face amount applicable to the insured's Contract. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT, page 6. It is important to note, however, that if the face amount is decreased at any time during the first 7 Contract years, there is a danger that the Contract might be classified as a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 23. Before making any withdrawal which causes a decrease in face amount, you should consult with your Prudential representative. Also, if a withdrawal under a Form A Contract is made before the end of the tenth year, the Contract Fund may be reduced not only by the amount withdrawn but also by a proportionate amount of any surrender charges that would be made if the Contract were surrendered. The proportion is based on the percentage reduction in face amount. Form A Contract owners who make a partial withdrawal will be sent replacement Contract pages showing the new face amount, scheduled premiums, maximum surrender charges, tabular values, and monthly deductions.

Under a Form B Contract, the cash surrender value and Contract Fund value are reduced by the amount of the withdrawal, and the death benefit is accordingly reduced. Neither the face amount of insurance nor the amount of scheduled premiums will be changed due to a withdrawal of excess cash surrender value under a Form B Contract. No surrender charges will be assessed upon a withdrawal under a Form B Contract.

Withdrawal of part of the cash surrender value increases the risk that the Contract Fund may be insufficient to provide for benefits under the Contract. If such a withdrawal is followed by unfavorable investment experience, the Contract may lapse even if scheduled premiums continue to be paid when due. This is because, for purposes of determining whether a lapse has occurred, Prudential treats withdrawals as a return of premium.

SURRENDER OF A CONTRACT

You may surrender a Contract in whole or in part for its cash surrender value while the insured is living. Partial surrender involves splitting the Contract into two Contracts. One Contract is surrendered for its cash surrender value; the other is continued in force on the same terms as the original Contract except that premiums will be based on the new face amount. You will be given a new Contract document. The cash surrender value and the guaranteed minimum death benefit of the new Contract will be proportionately reduced based upon the reduction in the face amount of insurance. The new Contract must have a face amount of insurance at least equal to the minimum face amount applicable to the insured. Otherwise a partial surrender is not permitted. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT, page 6.

To surrender a Contract in whole or in part, you must deliver or mail it, together with a written request, to your Prudential Home Office. The cash surrender value of a surrendered or partially surrendered Contract (taking into account the deferred sales and administrative charges, if any) will be determined as of the end of the valuation period in which such a request is received in the Home Office. Surrender of all or part of a Contract may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 23.

WHEN PROCEEDS ARE PAID

Prudential will generally pay any death benefit, cash surrender value, loan proceeds or withdrawal within 7 days after receipt at a Prudential Home Office of all the documents required for such a payment. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the end of the valuation period in which the necessary documents are received. However, Prudential may delay payment of proceeds from the subaccount[s] and the variable portion of the death benefit due under the Contract if the sale or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC or the SEC declares that an emergency exists.

With respect to the amount of any cash surrender value allocated to the fixed-rate option, and with respect to a Contract in force as fixed reduced paid-up insurance, Prudential expects to pay the cash surrender value promptly upon request. However, Prudential has the right to delay payment of such cash surrender value for up to 6 months (or a shorter period if required by applicable law). Prudential will pay interest of at least 3% a year if it delays such a payment for 30 days or more (or a shorter period if required by applicable law).

LIVING NEEDS BENEFIT

Contract applicants may elect to add the LIVING NEEDS BENEFIT(SM) to their Contracts at issue, subject to Prudential's receipt of satisfactory evidence of insurability. The benefit may vary state-by-state. It can generally be added only to Contracts of $50,000 or more. There is no charge for adding the benefit to the Contract. However, an administrative charge (not to exceed $150) will be made at the time the LIVING NEEDS BENEFIT is paid.

Subject to state regulatory approval, the LIVING NEEDS BENEFIT allows you to elect to receive an accelerated payment of all or part of the Contract's death benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted death benefit will always be less than the death benefit, but will generally be greater than the Contract's cash surrender value. One or both of the following options may be available. A Prudential representative should be consulted as to whether additional options may be available.

TERMINAL ILLNESS OPTION. This option is available if the insured is diagnosed as terminally ill with a life expectancy of 6 months or less. When satisfactory evidence is provided, Prudential will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a LIVING NEEDS BENEFIT. You may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for 6 months. If the insured dies before all the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the LIVING NEEDS BENEFIT claim form in a single sum.

NURSING HOME OPTION. This option is available after the insured has been confined to an eligible nursing home for 6 months or more. When satisfactory evidence is provided, including certification by a licensed physician, that the insured is expected to remain in the nursing home until death, Prudential will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a LIVING NEEDS BENEFIT. You may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than 2), depending upon the age of the insured. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the LIVING NEEDS BENEFIT claim form in a single sum.

All or part of the Contract's death benefit may be accelerated under the LIVING NEEDS BENEFIT. If the benefit is only partially accelerated, a death benefit of at least $25,000 must remain under the Contract. Prudential reserves the right to determine the minimum amount that may be accelerated.

No benefit will be payable if the Contract owner is required to elect it in order to meet the claims of creditors or to obtain a government benefit. Prudential can furnish details about the amount of LIVING NEEDS BENEFIT that is available to an eligible Contract owner under a particular Contract, and the adjusted premium payments that would be in effect if less than the entire death benefit is accelerated.

The Contract owner should consider whether adding this settlement option is appropriate in his or her given situation. Adding the LIVING NEEDS BENEFIT to the Contract has no adverse consequences; however, electing to use it could. The recently enacted Health Insurance Portability and Accountability Act of 1996 excludes from income, effective January 1, 1997, the LIVING NEEDS BENEFIT if the insured is (1) terminally ill or (2) chronically ill (although the exclusion in the latter case may be limited). Contract owners should consult a qualified tax advisor before electing to receive this benefit. Receipt of a LIVING NEEDS BENEFIT payment may also affect a Contract owner's eligibility for certain government benefits or entitlements.

HYPOTHETICAL ILLUSTRATIONS OF DEATH BENEFITS AND CASH SURRENDER VALUES

The four tables that follow show how the death benefit and cash surrender values change with the investment experience of the Account. They are "hypothetical" because they are based, in part, upon several assumptions, each of which is described below. All four tables assume, first, that a Contract with a face amount of $100,000 has been bought on or after December 31, 1996 by a 35 year old man with select rating in a preferred rating class. It is assumed that the Scheduled Premium of $894.06 is paid on each anniversary date, and that the deduction for taxes attributable to premiums is 3.25%. The first table assumes that a Form A Contract has been purchased and the second table assumes that a Form B Contract has been purchased. Both assume that the current charges will continue for the indefinite future. For a description of current and maximum charges, see CONTRACT FEES AND CHARGES, page 10. The third and fourth tables are based upon the same assumptions except that it is assumed that the maximum charges permitted by the Contract have been made from the beginning. In effect, the third and fourth tables represent a kind of "worst case" scenario.

Another assumption is that the Contract Fund has been invested in equal amounts in each of the fifteen available portfolios of the Series Fund. Finally, there are four assumptions, shown separately, about the average investment performance of the portfolios. The first is that there will be a uniform 0% gross rate of return, that is, that the average value of the Contract Fund will uniformly be adversely affected by very unfavorable investment performance. The other three assumptions are that investment performance will be at a uniform gross annual rate of 4%, 8% and 12%. These, of course, are unrealistic assumptions since actual returns will fluctuate from year to year. Nevertheless, these assumptions help show how the Contract values change with investment experience.

The first column in the following tables shows the Contract year. The second column, to provide context, shows what the aggregate amount would be if the Scheduled Premiums had been invested in a savings account paying 4% compounded interest. Of course, if that were done, there would be no life insurance protection. The next four columns show the death benefit payable in each of the years shown for the four different assumed investment returns. Note that a gross return (as well as the net return) is shown at the top of each column. The gross return represents the combined effect of income and capital appreciation of the portfolios before any reduction is made for investment advisory fees or other Series Fund expenses. The net return reflects an average total annual expenses of the 15 portfolios of 0.55%, and the daily deduction from the Contract Fund of 0.6% per year for the first two tables, which are based on current charges, and 0.9% per year for the two tables that are based upon maximum charges. For Contracts with face amounts of less than $100,000, the current charge is 0.9% per year. Thus, assuming maximum charges, gross returns of 0%, 4%, 8% and 12% are the equivalent of net returns of -1.45%, 2.55%, 6.55% and 10.55% respectively. The death benefits and cash surrender values shown reflect the deduction of all expenses and charges both from the Series Fund and under the Contract.

The amounts shown assume that there is no loan. The cash surrender values shown for the first 10 years reflect the surrender charges that would be deducted if the Contract were surrendered in those years. For years after the tenth, the cash surrender values are equal to the Contract Fund value.

Note that under the Form B Contract the death benefit changes to reflect investment returns, while under the Form A Contract the death benefit increases only when the cash surrender value becomes quite large. In later policy years, the cash surrender values under the Form A Contract are slightly larger than those under the Form B Contract.

If you are considering the purchase of a variable life insurance contract from another insurance company, you should not rely upon these tables for comparison purposes. A comparison between two tables, each showing values for a 35 year old man, may be useful for a 35 year old man but would be inaccurate if made for a 35 year old woman or a 50 year old man. To take a second example, the death benefit and cash surrender values under a $50,000 Contract cannot be determined by dividing by two the amount shown in a table for a $100,000 Contract. Your Prudential representative can provide you with a comparable hypothetical illustration for a person of your own age, sex, and rating class. You can obtain an illustration using premium amounts and payment patterns that you wish to follow. You may use assumed gross returns different than those shown in the tables, although they may not be higher than 12%.

                                                        ILLUSTRATIONS
                                                        -------------

                                          VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                                                  FORM A -- FIXED DEATH BENEFIT
                                               MALE SELECT PREFERRED ISSUE AGE 35
                                                $100,000 GUARANTEED DEATH BENEFIT
                                        $894.06 MINIMUM INITIAL SCHEDULED PREMIUM (1) (3)
                                                USING CURRENT CONTRACTUAL CHARGES

                                             Death Benefit (2)                                  Cash Surrender Value (2)
                          ----------------------------------------------------  ----------------------------------------------------
                                    Assuming Hypothetical Gross (and Net)                 Assuming Hypothetical Gross (and Net)
              Premiums                Annual Investment Return of                           Annual Investment Return of
  End of    Accumulated   ----------------------------------------------------  ----------------------------------------------------
  Policy   at 4% Interest   0% Gross     4% Gross     8% Gross     12% Gross      0% Gross     4% Gross     8% Gross     12% Gross
   Year     Per Year (3)  (-1.15% Net)  (2.85% Net)  (6.85% Net)  (10.85% Net)  (-1.15% Net)  (2.85% Net)  (6.85% Net)  (10.85% Net)
  ------    ------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------  ------------
     1        $    930      $100,000     $100,000     $100,000      $100,000       $     0      $     0     $      0      $      0
     2        $  1,897      $100,000     $100,000     $100,000      $100,000       $   318      $   398     $    481      $    566
     3        $  2,903      $100,000     $100,000     $100,000      $100,000       $   833      $   989     $  1,155      $  1,330
     4        $  3,948      $100,000     $100,000     $100,000      $100,000       $ 1,335      $ 1,591     $  1,870      $  2,172
     5        $  5,036      $100,000     $100,000     $100,000      $100,000       $ 1,822      $ 2,203     $  2,628      $  3,102
     6        $  6,167      $100,000     $100,000     $100,000      $100,000       $ 2,550      $ 3,080     $  3,688      $  4,385
     7        $  7,344      $100,000     $100,000     $100,000      $100,000       $ 3,268      $ 3,974     $  4,807      $  5,786
     8        $  8,568      $100,000     $100,000     $100,000      $100,000       $ 3,968      $ 4,877     $  5,978      $  7,308
     9        $  9,840      $100,000     $100,000     $100,000      $100,000       $ 4,652      $ 5,790     $  7,207      $  8,968
    10        $ 11,164      $100,000     $100,000     $100,000      $100,000       $ 5,320      $ 6,715     $  8,500      $ 10,781
    15        $ 18,618      $100,000     $100,000     $100,000      $100,000       $ 7,494      $10,588     $ 15,147      $ 21,878
    20        $ 27,688      $100,000     $100,000     $100,000      $100,000       $ 9,615      $15,140     $ 24,556      $ 40,718
    25        $ 38,723      $100,000     $100,000     $100,000      $138,090       $11,115      $19,943     $ 37,405      $ 72,042
30 (Age 65)   $ 52,149      $100,000     $100,000     $100,000      $205,747       $11,028      $24,097     $ 54,509      $122,353
    35        $ 81,399      $100,000     $100,000     $116,773      $304,106       $27,561      $39,830     $ 77,962      $203,034
    40        $116,985      $100,000     $100,000     $147,692      $449,290       $41,654      $56,893     $108,836      $331,086
    45        $160,282      $100,000     $100,000     $186,235      $665,918       $52,552      $75,916     $148,517      $531,050

(1) If premiums are paid more frequently than annually, the initial payments would be $456.85 semi-annually, $231.52 quarterly or $78.55 monthly. The ultimate payments would be $2,411.37 semi-annually, $1,218.60 quarterly or $410.34 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

(2) Assumes no Contract loan has been made.

(3) For a hypothetical gross investment return of 0%, the second Scheduled Premium will be $4,726.61. For a gross return of 4%, the second Scheduled Premium will be $3,186.84. For a gross return of 8%, the second Scheduled Premium will be $894.06. For a gross return of 12%, the second Scheduled Premium will be $894.06. The premiums accumulated at 4% interest in column 2 are those payable if the gross investment return is 4%. For an explanation of why the scheduled premium may increase on the premium change date, see Premiums.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                       T1


                                           VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                                                 FORM B -- VARIABLE DEATH BENEFIT
                                                MALE SELECT PREFERRED ISSUE AGE 35
                                                 $100,000 GUARANTEED DEATH BENEFIT
                                         $894.06 MINIMUM INITIAL SCHEDULED PREMIUM (1) (3)
                                                 USING CURRENT CONTRACTUAL CHARGES


                                              Death Benefit (2)                                 Cash Surrender Value (2)
                          ----------------------------------------------------  ----------------------------------------------------
                                    Assuming Hypothetical Gross (and Net)                 Assuming Hypothetical Gross (and Net)
              Premiums                Annual Investment Return of                           Annual Investment Return of
  End of    Accumulated   ----------------------------------------------------  ----------------------------------------------------
  Policy   at 4% Interest   0% Gross     4% Gross     8% Gross     12% Gross      0% Gross     4% Gross     8% Gross     12% Gross
   Year     Per Year (3)  (-1.15% Net)  (2.85% Net)  (6.85% Net)  (10.85% Net)  (-1.15% Net)  (2.85% Net)  (6.85% Net)  (10.85% Net)
  ------    ------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------  ------------
     1        $    930      $100,000     $100,019     $100,047      $100,076       $     0      $     0     $      0      $      0
     2        $  1,897      $100,000     $100,035     $100,118      $100,203       $   270      $   350     $    433      $    519
     3        $  2,903      $100,000     $100,047     $100,213      $100,388       $   788      $   945     $  1,110      $  1,285
     4        $  3,948      $100,000     $100,058     $100,337      $100,640       $ 1,309      $ 1,565     $  1,844      $  2,147
     5        $  5,036      $100,000     $100,068     $100,493      $100,967       $ 1,831      $ 2,212     $  2,637      $  3,111
     6        $  6,167      $100,000     $100,126     $100,734      $101,430       $ 2,571      $ 3,101     $  3,709      $  4,405
     7        $  7,344      $100,000     $100,183     $101,015      $101,993       $ 3,293      $ 3,999     $  4,831      $  5,809
     8        $  8,568      $100,000     $100,242     $101,341      $102,669       $ 3,998      $ 4,907     $  6,006      $  7,334
     9        $  9,840      $100,000     $100,301     $101,715      $103,470       $ 4,686      $ 5,824     $  7,238      $  8,993
    10        $ 11,164      $100,000     $100,363     $102,141      $104,411       $ 5,357      $ 6,751     $  8,529      $ 10,799
    15        $ 18,618      $100,000     $100,813     $105,324      $111,967       $ 7,564      $10,652     $ 15,163      $ 21,806
    20        $ 27,688      $100,000     $102,140     $111,396      $127,218       $ 9,696      $15,204     $ 24,460      $ 40,282
    25        $ 38,723      $100,000     $104,664     $121,605      $155,375       $11,193      $19,934     $ 36,875      $ 70,645
30 (Age 65)   $ 52,149      $100,000     $108,800     $137,428      $204,550       $11,104      $23,800     $ 52,428      $119,550
    35        $ 83,607      $100,000     $110,544     $142,073      $297,303       $27,620      $40,845     $ 72,374      $198,492
    40        $121,881      $100,000     $113,972     $153,500      $439,401       $41,671      $58,799     $ 98,327      $323,799
    45        $168,447      $100,000     $119,524     $174,286      $651,408       $52,549      $77,051     $131,813      $519,478

(1) If premiums are paid more frequently than annually, the initial payments would be $456.85 semi-annually, $231.52 quarterly or $78.55 monthly. The ultimate payments would be $2,411.37 semi-annually, $1,218.60 quarterly or $410.34 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

(2) Assumes no Contract loan has been made.

(3) For a hypothetical gross investment return of 0%, the second Scheduled Premium will be $4,726.61. For a gross return of 4%, the second Scheduled Premium will be $3,578.94. For a gross return of 8%, the second Scheduled Premium will be $894.06. For a gross return of 12%, the second Scheduled Premium will be $894.06. The premiums accumulated at 4% interest in column 2 are those payable if the gross investment return is 4%. For an explanation of why the scheduled premium may increase on the premium change date, see Premiums.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                       T2


                                        VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                                                FORM A -- FIXED DEATH BENEFIT
                                             MALE SELECT PREFERRED ISSUE AGE 35
                                              $100,000 GUARANTEED DEATH BENEFIT
                                      $894.06 MINIMUM INITIAL SCHEDULED PREMIUM (1) (3)
                                              USING MAXIMUM CONTRACTUAL CHARGES


                                             Death Benefit (2)                                  Cash Surrender Value (2)
                          ----------------------------------------------------  ----------------------------------------------------
                                    Assuming Hypothetical Gross (and Net)                 Assuming Hypothetical Gross (and Net)
              Premiums                Annual Investment Return of                           Annual Investment Return of
  End of    Accumulated   ----------------------------------------------------  ----------------------------------------------------
  Policy   at 4% Interest   0% Gross     4% Gross     8% Gross     12% Gross      0% Gross     4% Gross     8% Gross     12% Gross
   Year     Per Year (3)  (-1.45% Net)  (2.55% Net)  (6.55% Net)  (10.55% Net)  (-1.45% Net)  (2.55% Net)  (6.55% Net)  (10.55% Net)
  ------    ------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------  ------------
     1        $    930      $100,000     $100,000     $100,000      $100,000       $    0       $     0     $      0      $      0
     2        $  1,897      $100,000     $100,000     $100,000      $100,000       $  267       $   346     $    427      $    510
     3        $  2,903      $100,000     $100,000     $100,000      $100,000       $  750       $   902     $  1,062      $  1,232
     4        $  3,948      $100,000     $100,000     $100,000      $100,000       $1,215       $ 1,461     $  1,730      $  2,022
     5        $  5,036      $100,000     $100,000     $100,000      $100,000       $1,659       $ 2,024     $  2,431      $  2,886
     6        $  6,167      $100,000     $100,000     $100,000      $100,000       $2,288       $ 2,792     $  3,372      $  4,036
     7        $  7,344      $100,000     $100,000     $100,000      $100,000       $2,902       $ 3,567     $  4,354      $  5,281
     8        $  8,568      $100,000     $100,000     $100,000      $100,000       $3,491       $ 4,340     $  5,371      $  6,622
     9        $  9,840      $100,000     $100,000     $100,000      $100,000       $4,057       $ 5,110     $  6,426      $  8,069
    10        $ 11,164      $100,000     $100,000     $100,000      $100,000       $4,597       $ 5,875     $  7,519      $  9,631
    15        $ 18,618      $100,000     $100,000     $100,000      $100,000       $5,922       $ 8,626     $ 12,665      $ 18,694
    20        $ 27,688      $100,000     $100,000     $100,000      $100,000       $6,196       $10,776     $ 18,817      $ 32,934
    25        $ 38,723      $100,000     $100,000     $100,000      $106,835       $4,691       $11,467     $ 25,775      $ 55,736
30 (Age 65)   $ 52,149      $100,000     $100,000     $100,000      $153,081       $  114       $ 9,162     $ 33,113      $ 91,034
    35        $ 90,072      $100,000     $100,000     $100,000      $214,200       $8,187       $21,463     $ 51,929      $143,009
    40        $136,211      $100,000     $100,000     $105,742      $297,951       $8,551       $30,173     $ 77,922      $219,563
    45        $192,347      $100,000     $100,000     $138,439      $412,067       $    0       $30,745     $110,401      $328,611

(1) If premiums are paid more frequently than annually, the payments would be $456.85 semi-annually, $231.52 quarterly or $78.55 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

(2) Assumes no Contract loan has been made.

(3) For a hypothetical gross investment return of 0%, the premium after age 65 will be $4,726.61; for a gross return of 4% the premium after age 65 will be $4,726.61; for a gross return of 8% the premium after age 65 will be $2,950.08; for a gross return of 12% the premium after age 65 will be $894.06. The premiums accumulated at 4% interest in column 2 are those payable if the gross investment return is 4%. For an explanation of why the scheduled premium may increase on the premium change date, see Premiums.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                       T3


                                         VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                                               FORM B -- VARIABLE DEATH BENEFIT
                                              MALE SELECT PREFERRED ISSUE AGE 35
                                               $100,000 GUARANTEED DEATH BENEFIT
                                       $894.06 MINIMUM INITIAL SCHEDULED PREMIUM (1) (3)
                                               USING MAXIMUM CONTRACTUAL CHARGES


                                              Death Benefit (2)                                 Cash Surrender Value (2)
                          ----------------------------------------------------  ----------------------------------------------------
                                    Assuming Hypothetical Gross (and Net)                 Assuming Hypothetical Gross (and Net)
              Premiums                Annual Investment Return of                           Annual Investment Return of
  End of    Accumulated   ----------------------------------------------------  ----------------------------------------------------
  Policy   at 4% Interest   0% Gross     4% Gross     8% Gross     12% Gross      0% Gross     4% Gross     8% Gross     12% Gross
   Year     Per Year (3)  (-1.45% Net)  (2.55% Net)  (6.55% Net)  (10.55% Net)  (-1.45% Net)  (2.55% Net)  (6.55% Net)  (10.55% Net)
  ------    ------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------  ------------
     1        $    930      $100,000     $100,000     $100,020      $100,048       $    0       $     0     $      0      $      0
     2        $  1,897      $100,000     $100,000     $100,056      $100,139       $  212       $   290     $    371      $    454
     3        $  2,903      $100,000     $100,000     $100,108      $100,277       $  694       $   845     $  1,005      $  1,174
     4        $  3,948      $100,000     $100,000     $100,180      $100,471       $1,174       $ 1,420     $  1,687      $  1,978
     5        $  5,036      $100,000     $100,000     $100,273      $100,725       $1,649       $ 2,012     $  2,417      $  2,869
     6        $  6,167      $100,000     $100,000     $100,388      $101,048       $2,285       $ 2,787     $  3,363      $  4,023
     7        $  7,344      $100,000     $100,000     $100,526      $101,446       $2,899       $ 3,561     $  4,342      $  5,262
     8        $  8,568      $100,000     $100,000     $100,690      $101,929       $3,488       $ 4,333     $  5,355      $  6,594
     9        $  9,840      $100,000     $100,000     $100,882      $102,507       $4,054       $ 5,102     $  6,405      $  8,030
    10        $ 11,164      $100,000     $100,000     $101,104      $103,189       $4,594       $ 5,866     $  7,492      $  9,577
    15        $ 18,618      $100,000     $100,000     $102,733      $108,606       $5,919       $ 8,616     $ 12,572      $ 18,445
    20        $ 27,688      $100,000     $100,000     $105,456      $118,899       $6,193       $10,765     $ 18,520      $ 31,963
    25        $ 38,723      $100,000     $100,000     $109,605      $137,023       $4,688       $11,453     $ 24,875      $ 52,293
30 (Age 65)   $ 52,149      $100,000     $100,000     $115,485      $167,449       $  112       $ 9,145     $ 30,485      $ 82,449
    35        $ 90,072      $100,000     $100,000     $120,259      $198,068       $8,184       $21,441     $ 50,560      $128,369
    40        $136,211      $100,000     $100,000     $129,182      $269,782       $8,547       $30,141     $ 74,009      $198,805
    45        $192,347      $100,000     $100,000     $143,749      $375,417       $    0       $30,693     $101,276      $299,384

(1) If premiums are paid more frequently than annually, the payments would be $456.85 semi-annually, $231.52 quarterly or $78.55 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

(2) Assumes no Contract loan has been made.

(3) For a hypothetical gross investment return of 0%, the premium after age 65 will be $4,726.61; for a gross return of 4% the premium after age 65 will be $4,726.61; for a gross return of 8% the premium after age 65 will be $3,902.07; for a gross return of 12% the premium after age 65 will be $1,135.16. The premiums accumulated at 4% interest in column 2 are those payable if the gross investment return is 4%. For an explanation of why the scheduled premium may increase on the premium change date, see Premiums.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                       T4

CONTRACT LOANS

A Contract owner may borrow from Prudential up to the "loan value" of the Contract, using the Contract as the only security for the loan. The loan value is equal to (1) 90% of an amount equal to the portion of the Contract Fund value attributable to the variable investment options and to any prior loan[s] supported by the variable investment options, minus the portion of any charges attributable to variable investment options that would be payable upon an immediate surrender; plus (2) 100% of an amount equal to the portion of the Contract Fund value attributable to the fixed-rate option and to any prior loan[s] supported by the fixed-rate option, minus the portion of any charges attributable to the fixed-rate option that would be payable upon an immediate surrender. The minimum amount that may be borrowed at any one time is $200 unless the proceeds are used to pay premiums on the Contract.

If you request a loan you may choose one of two interest rates. You may elect to have interest charges accrued daily at a fixed effective annual rate of 5.5%. Alternatively, you may elect a variable interest rate that changes from time to time. You may switch from the fixed to variable interest loan provision, or vice-versa, with Prudential's consent.

If you elect the variable loan interest rate provision, interest charged on any loan will accrue daily at an annual rate Prudential determines at the start of each Contract year (instead of at the fixed 5.5% rate). This interest rate will not exceed the greatest of (1) the "Published Monthly Average" for the calendar month ending two months before the calendar month of the Contract anniversary;
(2) 5%; or (3) the rate permitted by law in the state of issue of the Contract. The "Published Monthly Average" means Moody's Corporate Bond Yield Average -- Monthly Average Corporates, as published by Moody's Investors Service, Inc. or any successor to that service, or if that average is no longer published, a substantially similar average established by the insurance regulator where the Contract is issued. For example, the Published Monthly Average in 1995 ranged from 7.11% to 8.71%.

Interest payments on any loan are due at the end of each Contract year. If interest is not paid when due, it is added to the principal amount of the loan. The term "Contract debt" means the amount of all outstanding loans plus any interest accrued but not yet due. If at any time the Contract debt exceeds what the cash surrender value would be if there were no Contract debt, Prudential will notify you of its intent to terminate the Contract in 61 days, within which time you may repay all or enough of the loan to reduce it to below the cash surrender value and thus keep the Contract in force. If you fail to keep the Contract in force, the amount of unpaid Contract debt will be treated as a distribution which may be taxable. See LAPSE AND REINSTATEMENT, page 21, and TAX TREATMENT OF CONTRACT BENEFITS - PRE-DEATH DISTRIBUTIONS, page 23.

When a loan is made, an amount equal to the loan proceeds (the "loan amount") will be transferred out of the subaccounts and the Real Property Account (collectively, the "variable options"), and/or the fixed-rate option to Prudential's general account. The investment options will normally be reduced proportionally based on their balances at the time the loan is made. The loan amount is treated as part of the Contract Fund. While a fixed-rate (5.5%) loan is outstanding, the loan amount will be credited with the daily equivalent of an annual return of 4% rather than with the actual rate of return of the variable options or the fixed-rate option. While a loan made pursuant to the variable loan interest rate provision is outstanding, the loan amount will be credited with the daily equivalent of a rate that is 1% less than the loan interest rate for the Contract year. If a loan remains outstanding at a time Prudential fixes a new rate, the new interest rate will apply. When the loan is repaid, the repayment is made to the investment options. The loan repayment is first divided between the variable options as a group and the fixed-rate option in the same proportions used for the transfer at the time the loan was made. The portion of the loan repayment allocated to the variable options as a group is divided among those options proportionately based on their balances at the time of loan repayment. The portion of the loan repayment allocated to the fixed-rate option will be credited with the lesser of the current rate applicable to new premium payments and the current rate applicable to the portion of the fixed-rate option from which the loan was made.

Choosing the variable rate option may mean a higher outlay of cash when interest payments are made or when the loan is repaid, but it may also result in a greater increase in the Contract Fund value.

A loan will not affect the amount of the premiums due. Should the death benefit become payable while a loan is outstanding, or should the Contract be surrendered, any Contract debt will be deducted from the death benefit or the cash surrender value.

A loan will have an effect on a Contract's cash surrender value and may have an effect on the death benefit, even if the loan is fully repaid, because the investment results of the selected investment options will apply only to the amount remaining invested under those options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on the loan balance while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made. A loan that is repaid will not have any effect upon the guaranteed minimum death benefit.

Consider, for example, a Contract issued on a 35 year old male, as illustrated in the table on page T1, with an 8% gross investment return. Assume a $2,500 fixed-rate (5.5%) loan was made under this Contract at the end of Contract year 8 and repaid at the end of Contract year 10 and loan interest was paid when due. Upon repayment, the cash surrender value would be $8,354.53. This amount is lower than the cash surrender value shown on that page for the end of Contract year 10 because the loan amount was credited with the 4% assumed rate of return rather than the 6.85% net return for the designated subaccount[s] resulting from the 8% gross return in the underlying Series Fund. Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See TAX TREATMENT OF CONTRACT BENEFITS, page 23.

LAPSE AND REINSTATEMENT

As has already been explained, if Scheduled Premiums are paid on or before each due date, or within the grace period after each due date, and there are no withdrawals, a Contract will remain in force even if the investment results of that Contract's variable investment option[s] have been so unfavorable that the Contract Fund has decreased to zero or less.

In addition, even if a Scheduled Premium is not paid, the Contract will remain in force as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund value on the following Monthly Date. (A Table of Tabular Contract Fund Values is included in the Contract; the values increase with each year the Contract remains in force.) This could occur because of such factors as favorable investment experience, deduction of current rather than maximum charges, or the previous payment of greater than Scheduled Premiums.

However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract in force, the Contract will go into default. Should this happen, Prudential will send the Contract owner a notice of default setting forth the payment necessary to keep the Contract in force on a premium paying basis. This payment must be received at the Prudential Home Office within the 61 day grace period after the notice of default is mailed or the Contract will lapse. A Contract that lapses with an outstanding Contract loan may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 23.

Neither transfers nor reallocations of premium payments may be made if a Contract is in default.

A Contract that has lapsed may be reinstated within 5 years after the date of default unless the Contract has been surrendered for its cash surrender value. To reinstate a lapsed Contract, Prudential requires renewed evidence of insurability, and submission of certain payments due under the Contract.

If your Contract does lapse, it will still provide some benefits. You can receive the cash surrender value by making a request of Prudential prior to the end of the 61 day grace period. You may also choose one of the three forms of insurance described below for which no further premiums are payable.

FIXED EXTENDED TERM INSURANCE. The amount of insurance that would have been paid on the date of default will continue for a stated period of time. You will be told in writing how long that will be. The insurance amount will not change. There will be a diminishing cash surrender value but no loan value. Extended term insurance is not available to insureds in high risk classifications or under Contracts issued in connection with tax-qualified pension plans.

FIXED REDUCED PAID-UP INSURANCE. This insurance continues for the lifetime of the insured but at an insurance amount that is lower than that provided by fixed extended term insurance. It will increase in amount only if dividends are paid and it will decrease only if a Contract loan is taken. You will be told, if you ask, what the amount of the insurance will be. Fixed paid-up insurance has a cash surrender value and a loan value both of which will gradually increase in value. It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised during the first 7 Contract years. See TAX TREATMENT OF CONTRACT BENEFITS, page 23.

VARIABLE REDUCED PAID-UP INSURANCE. This is similar to fixed paid-up insurance and will initially be in the same amount. The Contract Fund will continue to vary to reflect the experience of the selected investment options. There will be a new guaranteed minimum death benefit. Loans will be available subject to the same rules that apply to premium-paying Contracts.

Variable paid-up insurance is not available to insureds in high risk rating classes or if the new guaranteed amount is less than $5,000. It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised during the first 7 Contract years. See TAX TREATMENT OF CONTRACT BENEFITS, page 23.

WHAT HAPPENS IF NO REQUEST IS MADE? Except in the two situations described below, if no request is made the "automatic option" will be fixed extended term insurance. If that is not available to the insured, then fixed reduced paid-up insurance will be provided. However, if variable reduced paid-up insurance is available and the amount is at least as great as the amount of fixed extended term insurance, then the automatic option will be variable reduced paid-up insurance. This could occur when there is a Contract debt outstanding when the Contract lapses.

VOTING RIGHTS

As stated above, all of the assets held in the subaccounts of the Account will be invested in shares of the corresponding portfolios of the Series Fund. Prudential is the legal owner of those shares and as such has the right to vote on any matter voted on at Series Fund shareholders meetings. However, Prudential will vote the shares of the Series Fund at any regular and special shareholders meetings it is required to hold in accordance with voting instructions received from Contract owners. The Series Fund will not hold annual shareholders meetings when not required to do so under Maryland law or the Investment Company Act of 1940. Series Fund shares for which no timely instructions from Contract owners are received, and any shares indirectly owned by Prudential, will be voted in the same proportion as shares in the respective portfolios for which instructions are received.

Matters on which Contract owners may give voting instructions include the following: (1) election of the Board of Directors of the Series Fund; (2) ratification of the independent accountant of the Series Fund; (3) approval of the investment advisory agreement for a portfolio of the Series Fund corresponding to the Contract owner's selected subaccount[s]; (4) any change in the fundamental investment policy of a portfolio corresponding to the Contract owner's selected subaccount[s]; and (5) any other matter requiring a vote of the shareholders of the Series Fund. With respect to approval of the investment advisory agreement or any change in a portfolio's fundamental investment policy, Contract owners participating in such portfolios will vote separately on the matter.

The number of shares in a portfolio for which you may give instructions is determined by dividing the portion of your Contract Fund attributable to the portfolio, by the value of one share of the portfolio. The number of votes for which each Contract owner may give Prudential instructions will be determined as of the record date chosen by the Board of Directors of the Series Fund. Prudential will furnish Contract owners with proper forms and proxies to enable them to give these instructions. Prudential reserves the right to modify the manner in which the weight to be given voting instructions is calculated where such a change is necessary to comply with current federal regulations.

Prudential may, if required by state insurance regulations, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the Series Fund's portfolios, or to approve or disapprove an investment advisory contract for the Series Fund. In addition, Prudential itself may disregard voting instructions that would require changes in the investment policy or investment advisor of one or more of the Series Fund's portfolios, provided that Prudential reasonably disapproves such changes in accordance with applicable federal regulations. If Prudential does disregard voting instructions, it will advise Contract owners of that action and its reasons for such action in the next annual or semi-annual report to Contract owners.

Contract owners also share with the owners of all Prudential Contracts and policies the right to vote in elections for members of the Board of Directors of Prudential.

SUBSTITUTION OF SERIES FUND SHARES

Although Prudential believes it to be unlikely, it is possible that in the judgment of its management, one or more of the portfolios of the Series Fund may become unsuitable for investment by Contract owners because of investment policy changes, tax law changes, or the unavailability of shares for investment. In that event, Prudential may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC, and possibly one or more state insurance departments, may be required. Contract owners will be notified of such substitution.

REPORTS TO CONTRACT OWNERS

Once each Contract year (except where the Contract is in force as fixed extended term insurance or fixed reduced paid-up insurance), you will be sent a statement that provides certain information pertinent to your own Contract. These statements show all transactions during the year that affected the value of your Contract Fund, including monthly changes attributable to investment experience. That statement will also show the current death benefit, cash surrender value, and loan values of your Contract. On request, you will be sent a current statement in a form similar to that of the annual statement described above, but Prudential may limit the number of such requests or impose a reasonable charge if such requests are made too frequently.

You will also receive, usually at the end of February, an annual report of the operations of the Series Fund. That report will list the investments held in each portfolio and include audited financial statements for the Series Fund. A semi-annual report with similar unaudited information will be sent to you, usually at the end of August.

TAX TREATMENT OF CONTRACT BENEFITS

Each prospective purchaser is urged to consult a qualified tax advisor. The following discussion is not intended as tax advice, and it is not a complete statement of what the effect of federal income taxes will be under all circumstances. Rather, it provides information about how Prudential believes the tax laws apply in the most commonly occurring circumstances. There is no guarantee, however, that the current federal income tax laws and regulations or interpretations will not change.

TREATMENT AS LIFE INSURANCE. The Contract will be treated as "life insurance" as long as it satisfies certain definitional tests set forth in Section 7702 of the Internal Revenue Code (the "Code") and as long as the underlying investments for the Contract satisfy diversification requirements set forth in Treasury Regulations issued pursuant to Section 817(h) of the Code.

For further detail on diversification requirements, see DIVIDENDS, DISTRIBUTIONS, AND TAXES in the attached prospectus for the Series Fund.

Prudential believes that it has taken adequate steps to cause the Contract to be treated as life insurance for tax purposes. This means that (1) except as noted below, the Contract owner should not be taxed on any part of the Contract Fund, including additions attributable to interest, dividends or appreciation; and (2) the death benefit should be excludible from the gross income of the beneficiary under Section 101(a) of the Code.

However, Section 7702 of the Code, which defines life insurance for tax purposes, gives the Secretary of the Treasury authority to prescribe regulations to carry out the purposes of the Section. In this regard, proposed regulations governing mortality charges were issued in 1991 and proposed regulations under Sections 101, 7702, and 7702A governing the treatment of life insurance policies that provide accelerated death benefits were issued in 1992. None of these proposed regulations has yet been finalized. Additional regulations under
Section 7702 may also be promulgated in the future. Moreover, in connection with the issuance of temporary regulations under Section 817(h), the Treasury Department announced that such regulations do not provide guidance concerning the extent to which Contract owners may direct their investments to particular divisions of a separate account. Such guidance will be included in regulations or rulings under Section 817(d) relating to the definition of a variable contract.

Prudential intends to comply with final regulations issued under Sections 7702 and 817. Therefore, it reserves the right to make such changes as it deems necessary to assure that the Contract continues to qualify as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract owners and will be made only after advance written notice to affected Contract owners.

PRE-DEATH DISTRIBUTIONS. The taxation of pre-death distributions depends on whether the Contract is classified as a Modified Endowment Contract. The following discussion first deals with distributions under Contracts not so classified, and then with Modified Endowment Contracts.

1. A surrender or lapse of the Contract may have tax consequences. Upon surrender, the owner will not be taxed on the cash surrender value except for the amount, if any, that exceeds the gross premiums paid less the untaxed portion of any prior withdrawals. The amount of any unpaid Contract debt will, upon surrender or lapse, be added to the cash surrender value and treated, for this purpose, as if it had been received. The tax consequences of a surrender may differ if the proceeds are received under any income payment settlement option.

     A withdrawal generally is not taxable unless it exceeds total premiums paid to the date of withdrawal less the untaxed portion of any prior withdrawals. However, under certain limited circumstances, in the first 15 Contract years all or a portion of a withdrawal may be taxable if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid to date.

     Extra premiums for optional benefits and riders generally do not count in computing the gross premiums paid, which in turn determines the extent to which a withdrawal might be taxed.

     Loans received under the Contract will ordinarily be treated as indebtedness of the owner and will not be considered to be distributions subject to tax.

2. Some of the above rules are changed if the Contract is classified as a Modified Endowment Contract under Section 7702A of the Code. It is possible for the Contract to be classified as a Modified Endowment Contract under at least two circumstances: premiums substantially in excess of scheduled premiums are paid; or a decrease in the face amount of insurance is made (or a rider removed) during the first 7 Contract years. Moreover, the addition of a rider or the increase in the face amount of insurance after the Contract Date may have an impact on the Contract's status as a Modified Endowment Contract. Contract owners contemplating any of these steps should first consult a qualified tax advisor and their Prudential representative.

     If the Contract is classified as a Modified Endowment Contract, then pre-death distributions, including loans and withdrawals, are includible in income to the extent that the Contract Fund prior to surrender charges exceeds the gross premiums paid for the Contract increased by the amount of any loans previously includible in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. These rules may also apply to pre-death distributions, including loans, made during the 2 year period prior to the Contract becoming a Modified Endowment Contract.

     In addition, pre-death distributions from such Contracts (including full surrenders) will be subject to a penalty of 10 per cent of the amount includible in income unless the amount is distributed on or after age 59 1/2, on account of the taxpayer's disability or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by nonnatural persons such as corporations.

     Under certain circumstances, Modified Endowment Contracts issued during any calendar year will be treated as a single contract for purposes of applying the above rules.

WITHHOLDING. The taxable portion of any amounts received under the Contract will be subject to withholding to meet federal income tax obligations if the Contract owner fails to elect that no taxes be withheld or in certain other circumstances. Contract owners who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. All recipients of such amounts may be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient.

OTHER TAX CONSIDERATIONS. Transfer of the Contract to a new owner or assignment of the Contract may have tax consequences depending on the circumstances. In the case of a transfer of the Contract for a valuable consideration, the death benefit may be subject to federal income taxes under Section 101(a)(2) of the Code. In addition, a transfer of the Contract to or the designation of a beneficiary who is either 37 1/2 years younger than the Contract owner or a grandchild of the Contract owner may have Generation Skipping Transfer tax consequences under Section 2601 of the Code.

In certain circumstances, deductions for interest paid or accrued on Contract debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied under Section 163 of the Code as personal interest or under Section 264 of the Code. Contract owners should consult a tax advisor regarding the application of these provisions to their circumstances.

Business-owned life insurance is subject to additional rules. Section 264(a)(1) of the Code generally precludes business Contract owners from deducting premium payments. Interest on Contract debt on a business-owned insurance policy is generally not tax-deductible. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract debt on such loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The Code also imposes an indirect tax upon additions to the Contract Fund or the receipt of death benefits under business-owned life insurance policies under certain circumstances by way of the corporate alternative minimum tax.

The individual situation of each Contract owner or beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if the owner or insured dies.

TAX-QUALIFIED PENSION PLANS

The Contracts may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Internal Revenue Code. Such Contracts may be issued with a minimum face amount of $10,000, and increases and decreases in face amount may be effected in minimum increments of $10,000. The monthly charge for anticipated mortality costs and the scheduled premiums under such Contracts will be the same for male and female insureds of a particular age and underwriting classification. Illustrations reflecting such premiums and charges will be given to purchasers of Contracts issued in connection with qualified plans. Only certain of the riders normally available with the Contracts are available to Contracts issued in connection with qualified plans. Moreover, fixed reduced paid-up insurance and payment of the cash surrender value are the only options on lapse available to Contracts issued in connection with qualified plans. See LAPSE AND REINSTATEMENT, page 21. Finally, Contracts issued in connection with qualified plans may not invest in the Real Property Account.

Prior to purchase of a Contract in connection with a qualified plan, the applicable tax rules relating to such plans and life insurance thereunder should be examined in consultation with a qualified tax advisor.

RIDERS

Contract owners may be able to obtain additional fixed benefits which may increase the Scheduled Premium. If they do cause an increase in the Scheduled Premium, they will be charged for by making monthly deductions from the Contract Fund. These optional insurance benefits will be described in what is known as a "rider" to the

Contract. One rider pays an additional amount if the insured dies in an accident. Another waives certain premiums if the insured is disabled within the meaning of the provision (or, in the case of a Contract issued on an insured under the age of 15, if the applicant dies or becomes disabled within the meaning of the provision). Others pay an additional amount if the insured dies within a stated number of years after issue; similar benefits may be available if the insured's spouse or child should die. The amounts of these benefits are fully guaranteed at issue; they do not depend on the performance of the Account, although they will no longer be available if the Contract should lapse. Certain restrictions may apply; they are clearly described in the applicable rider.

Under other riders, which provide a fixed amount of term insurance in exchange for increasing total scheduled annual premiums, the amount payable upon death of the insured may be substantially increased for a given total initial annual premium. The rider may be appropriate for Contract owners who reasonably expect their incomes to increase regularly so that they will be able to afford the increasing scheduled annual premiums or who may be willing to rely upon their future Contract Fund values to prevent the Contract from lapsing in later years.



Any Prudential representative authorized to sell the Contract can explain these extra benefits further. Samples of the provisions are available from Prudential upon written request.

PARTICIPATION IN DIVISIBLE SURPLUS

The Contract is eligible to be credited part of Prudential's divisible surplus attributable to the Contracts, as determined by Prudential's Board of Directors. That determination is made, with respect to the insurance contracts issued by Prudential, every year. However, Prudential does not expect to credit any dividends upon these Contracts because favorable investment performance will be reflected in Contract values and because Prudential intends, if experience indicates that current charges are greater than needed to cover expenses, to reduce those charges further so that there will be no source of distributable surplus attributable to these Contracts.

OTHER STANDARD CONTRACT PROVISIONS

BENEFICIARY. The beneficiary is designated and named in the application by the Contract owner. Thereafter, the owner may change the beneficiary, provided it is in accordance with the terms of the Contract. Should the insured die with no surviving beneficiary, the insured's estate will become the beneficiary.

INCONTESTABILITY. After the Contract has been in force during the insured's lifetime for 2 years from the Contract Date or, with respect to any change in the Contract that requires Prudential's approval and could increase its liability, after the change has been in effect during the insured's lifetime for 2 years from the effective date of the change, Prudential will not contest its liability under the Contract in accordance with its terms.

MISSTATEMENT OF AGE OR SEX. If the insured's stated age or sex (except where unisex rates apply) or both are incorrect in the Contract, Prudential will adjust the death benefits payable, as required by law, to reflect the correct age and sex. Any death benefit will be based on what the most recent charge for mortality would have provided at the correct age and sex.

SUICIDE EXCLUSION. Generally, if the insured, whether sane or insane, dies by suicide within 2 years from the Contract Date, Prudential will pay no more under the Contract than the sum of the premiums paid.

If the insured, whether sane or insane, dies by suicide within 2 years from the effective date of an increase in the face amount of insurance, Prudential will pay, with respect to the amount of the increase, no more than the sum of the scheduled premiums attributable to the increase.

ASSIGNMENT. This Contract may not be assigned if such assignment would violate any federal, state, or local law or regulation. Generally, the Contract may not be assigned to an employee benefit plan or program without Prudential's consent. Prudential assumes no responsibility for the validity or sufficiency of any assignment, and it will not be obligated to comply with any assignment unless it has received a copy at one of its Home Offices.

SETTLEMENT OPTIONS. The Contract grants to most owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds, other than in a lump sum. Any Prudential representative authorized to sell this Contract can explain these options upon request.

PAYING PREMIUMS BY PAYROLL DEDUCTION

In addition to the annual, semi-annual, quarterly and monthly premium payment modes, a payroll budget method of paying premiums may also be available under certain Contracts. The employer generally deducts the necessary amounts from employee paychecks and sends premium payments to Prudential monthly. Some Contracts sold using the payroll budget method may be eligible for a guaranteed issue program under which the initial minimum death benefit is $25,000 and the Contracts are based on unisex mortality tables. Any Prudential representative authorized to sell this Contract can provide further details concerning the payroll budget method of paying premiums.

UNISEX PREMIUMS AND BENEFITS

The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits under Contracts issued on males and females of the same age will generally differ. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on a blended unisex rate whether the insured is male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisors to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Prudential may offer the Contract with unisex mortality rates to employers and employee organizations.

SALES TO PERSONS 14 YEARS OF AGE OR YOUNGER

Both Form A and Form B Contracts covering insureds of 14 years of age or less contain a special provision providing that the face amount of insurance will automatically be increased on the Contract anniversary after the insured's 21st birthday to 150% of the initial face amount, so long as the Contract is not then in default. The death benefit will also usually increase, at the same time, by the same dollar amount. In certain circumstances, however, it may increase by a smaller amount. See HOW A CONTRACT'S DEATH BENEFIT WILL VARY, page 14. This increase in death benefit will also generally increase the net amount at risk under the Contract, thus increasing the mortality charge deducted each month from amounts invested under the Contract. See item (b) under MONTHLY DEDUCTIONS FROM CONTRACT FUND, page 11. The automatic increase in the face amount of insurance may affect future premium payments if the Contract owner wants to avoid the Contract being classified as a Modified Endowment Contract. A Contract owner should consult his or her Prudential representative before making unscheduled premium payments.

EXCHANGE OF FIXED-DOLLAR CONTRACT TO VARIABLE CONTRACT

Prudential may, on a non-discriminatory basis, permit the owner of an APPRECIABLE LIFE insurance policy issued by The Prudential (an APPRECIABLE LIFE policy is a general account, universal life type policy with guaranteed minimum values) to exchange his or her policy for a comparable Variable APPRECIABLE LIFE Contract with the same Contract Date, scheduled premiums, and Contract Fund. No charge will be made for the exchange. There is no new "free look" right when an APPRECIABLE LIFE insurance policy owner elects to exchange his or her policy for a comparable Variable APPRECIABLE LIFE Contract.

Although The Prudential does not give tax advice, The Prudential does believe, based on its understanding of federal income tax laws as currently interpreted, that the original date exchange of an APPRECIABLE LIFE Contract should be considered to be a tax-free exchange under the Internal Revenue Code of 1986 as amended. It should be noted, however, that the exchange of an APPRECIABLE LIFE Contract for a Variable APPRECIABLE LIFE Contract may impact the status of the Contract as Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 23. A contract owner should consult with his or her tax advisor and Prudential representative before making an exchange.

SALE OF THE CONTRACT AND SALES COMMISSIONS

Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Contract. Prusec, organized in 1971 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec's principal business address is 1111 Durham Avenue, South Plainfield, New Jersey 07080. The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so. Registered representatives of such other broker-dealers may be paid on a different basis than described below. Where the insured is less than 60 years of age, the representative will generally receive a commission of no more than 50% of the Scheduled Premiums for the first year, no more than 6% of the Scheduled Premiums for the second through tenth years, and no more than 2% of the Scheduled Premiums thereafter. For insureds over 59 years of age, the commission will be lower. The representative may be required to return all or part of the first year commission if the Contract is not continued through the second year. Representatives with less than 3 years of service may be paid on a different basis. Representatives who meet certain productivity, profitability, and persistency standards with regard to the sale of the Contract will be eligible for additional compensation.



STATE REGULATION

Prudential is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Prudential is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Prudential is required to file with New Jersey and other jurisdictions a separate statement with respect to the operations of all its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

EXPERTS

The audited financial statements included in this prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP's principal business address is Two Hilton Court, Parsippany, New Jersey 07054-0319. Actuarial matters included in this prospectus have been examined by Nancy D. Davis, FSA, MAAA, whose opinion is filed as an exhibit to the registration statement.

On March 12, 1996, Deloitte & Touche LLP was dismissed as the independent accountants of Prudential. There have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of the accountant, would have caused them to make a reference to the matter in their reports.

LITIGATION

No litigation is pending that would have a material effect upon the Account or the Series Fund.

ADDITIONAL INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

Further information may also be obtained from Prudential. Its address and telephone number are on the cover of this prospectus.

FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the consolidated financial statements of Prudential, which should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts.


The most current financial statements of the company are those as of the end of 1995. The company does not prepare financial statements more often than annually and believes that any incremental benefit to prospective policy owners that may result from preparing and delivering more current financial statements, though unaudited, does not justify the additional cost that would be incurred. In addition, the company represents that there have been no adverse changes in the financial condition or operations of the company between the end of 1995 and the date of this prospectus.

                      DIRECTORS AND OFFICERS OF PRUDENTIAL

The directors and certain officers of Prudential, listed with their principal occupations during the past 5 years, are shown below.

                             DIRECTORS OF PRUDENTIAL

FRANKLIN E. AGNEW. Director.--Business Consultant. Address: USX Tower, Suite 660, 600 Grant Street, Pittsburgh, PA 15219.

FREDERIC K. BECKER, Director.--President, Wilentz, Goldman, and Spitzer (law firm). Address: 90 Woodbridge Center Drive, Woodbridge, NJ 07095.

WILLIAM W. BOESCHENSTEIN, Director.--Retired Chairman and Chief Executive Officer, Owens-Corning Fiberglas Corporation. Address: One Seagate, Suite 1530, Toledo, OH 43604.

LISLE C. CARTER, JR., Director.--Prudential Insurance Company of America.
Address: 751 Broad Street, Newark, NJ 07102-3777.

JAMES G. CULLEN, Director.--Vice Chairman, Bell Atlantic Corporation since 1995; 1993 to 1995: President, Bell Atlantic Corporation; Prior to 1993: President, New Jersey Bell. Address: 1310 North Court House Road, 11th floor, Alexandria, VA 22201.

CAROLYNE K. DAVIS, Director.--National and International Health Care Advisor, Ernst & Young LLP. Address: 1225 Connecticut Avenue, NW, Washington, DC 20036.

ROGER A. ENRICO, Director.--Vice Chairman and Chief Executive Officer, Pepsico Inc. since 1996; Vice Chairman, Pepsico, Inc., from 1993 to 1996; Chairman and Chief Executive Officer, Pepsi Co. Worldwide Food, from 1991 to 1993. Address:
14841 North Dallas Parkway, Dallas, TX 75240.

ALLAN D. GILMOUR, Director.--Prudential Insurance Company of America. Address:
751 Broad Street, Newark, NJ 07102-3777.

WILLIAM H. GRAY, III, Director.--President and Chief Executive Officer, The College Fund/UNCF. Address: 8260 Willow Oaks Corporate Drive, Fairfax, VA 22031.

JON F. HANSON, Director.--Chairman, Hampshire Management Company. Address: 235 Moore Street, Suite 200, Hackensack, NJ 07601.

CONSTANCE J. HORNER, Director.--Guest Scholar, The Brookings Institution since 1993; 1991 to 1992 Assistant to the President and Director of Presidential Personnel, U.S. Government. Address: 1775 Massachusetts Avenue, N.W., Washington, DC 20036-2188.

ALLEN F. JACOBSON, Director.--Retired Chairman and Chief Executive Officer, Minnesota Mining & Manufacturing Co. Address: 30 Seventh Street East, St. Paul, MN 55101-4901.

BURTON G. MALKIEL, Director.--Professor, Princeton University. Address:
Princeton University, 110 Fisher Hall, Prospect Avenue, Princeton, NJ
08544-1021.

ARTHUR F. RYAN, Chairman of the Board, President, and Chief Executive Officer. -- Chairman, President, and Chief Executive Officer, Prudential since 1994; Prior to 1994, President and Chief Operating Officer, Chase Manhattan Corporation. Address: 751 Broad Street, Newark, NJ 07102-3777.

CHARLES R. SITTER, Director.--Retired President, Exxon Corporation. Address:
5959 Las Colinas Boulevard, Irving, TX 75039-2298.

DONALD L. STAHELI, Director.--Chairman and Chief Executive Officer, Continental Grain Company since 1994; Prior to 1994; Chairman, Continental Grain Company.
Address: 277 Park Avenue, New York, NY 10172.

RICHARD M. THOMSON, Director.--Chairman and Chief Executive Officer, The Toronto-Dominion Bank. Address: P.O. Box 1, Toronto-Dominion Centre, Toronto, Ontario, M5K 1A2, Canada.

JAMES A UNRUH, Director.--Chairman and Chief Executive Officer, Unisys Corporation. Address: P.O. Box 500, Blue Bell, PA 19424-0001.

P. ROY VAGELOS, M.D., Director.--Former Chairman and Chief Executive Officer, Merck & Co., Inc. Address: One Crossroads Drive, Bedminster, NJ 07921.

STANLEY C. VAN NESS, Director.--Attorney, Picco Herbert Kennedy (law firm).
Address: One State Street Square, Suite 1000, Trenton, NJ 08607-1388.

PAUL A. VOLCKER, Director.--Business Consultant since 1996; Prior to 1996:
Chairman, Wolfensohn & Co., Inc. Address: 599 Lexington Avenue, New York, NY 10022.

JOSEPH H. WILLIAMS, Director.--Director, The Williams Companies since 1994; Prior to 1994: Chairman and Chief Executive Officer, The Williams Companies.
Address: One Williams Center, Tulsa, OK 74172.

                 OTHER EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

MARTIN A. BERKOWITZ, Senior Vice President and Comptroller.--Senior Vice President and Chief Financial Officer of Prudential Investment Company since 1991.

SUSAN L. BLOUNT, Vice President and Secretary.--Vice President and Secretary of Prudential since 1995; Prior to 1995: Assistant General Counsel for Prudential Residential Services Company.

C. EDWARD CHAPLIN, Vice President and Treasurer.--Vice President and Treasurer of Prudential since 1995; 1993 to 1995: Managing Director and Assistant Treasurer of Prudential; 1992 to 1993: Vice President and Assistant Treasurer, Banking and Cash Management for Prudential; Prior to 1992: Regional Vice President of Prudential Mortgage Capital Company.

MARK B. GRIER, Chief Financial Officer.--Chief Financial Officer of Prudential since 1995; Prior to 1995: Executive Vice President and Head of Global Markets, Chase Manhattan Corporation.

                            FINANCIAL STATEMENTS OF
                  THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF NET ASSETS (UNAUDITED)
September 30, 1996


                                                                                             SUBACCOUNTS
                                                                    --------------------------------------------------------------
                                                                        MONEY        DIVERSIFIED                       FLEXIBLE
                                                        TOTAL           MARKET           BOND           EQUITY         MANAGED
                                                    --------------  --------------  --------------  --------------  --------------
ASSETS
  Investment in shares of The Prudential Series
    Fund, Inc.
    Portfolios at net asset value [Note 2]........  $4,201,821,784  $   97,858,542  $  111,167,719  $  955,788,952  $1,079,285,488
  Receivable from Related Separate Account........         816,417               0               0               0               0
                                                    --------------  --------------  --------------  --------------  --------------
    Total Assets..................................  $4,202,638,201  $   97,858,542  $  111,167,719  $  955,788,952  $1,079,285,488
                                                    --------------  --------------  --------------  --------------  --------------
                                                    --------------  --------------  --------------  --------------  --------------
NET ASSETS, representing:
  Equity of Contract owners.......................  $4,194,724,809  $   93,968,103  $  111,165,923  $  955,328,806  $1,079,002,073
  Equity of The Prudential Insurance Company of
    America.......................................       7,913,392       3,890,439           1,796         460,146         283,415
                                                    --------------  --------------  --------------  --------------  --------------
                                                    $4,202,638,201  $   97,858,542  $  111,167,719  $  955,788,952  $1,079,285,488
                                                    --------------  --------------  --------------  --------------  --------------
                                                    --------------  --------------  --------------  --------------  --------------


STATEMENTS OF OPERATIONS (UNAUDITED)
For the period ended September 30, 1996

                                                                                             SUBACCOUNTS
                                                                    --------------------------------------------------------------
                                                                        MONEY        DIVERSIFIED                       FLEXIBLE
                                                        TOTAL           MARKET           BOND           EQUITY         MANAGED
                                                    --------------  --------------  --------------  --------------  --------------
INVESTMENT INCOME
  Dividend distributions received.................  $   55,422,440  $    3,436,338  $    2,946,186  $    8,498,697  $   12,577,799
EXPENSES
  Charges to Contract owners for assuming
    mortality risk and expense risk [Note 3A].....      20,906,193         464,163         562,002       4,751,170       5,375,174
  Reimbursement for excess expenses [Note 3D].....         (37,661)              0               0               0               0
                                                    --------------  --------------  --------------  --------------  --------------
NET EXPENSES......................................      20,868,532         464,163         562,002       4,751,170       5,375,174
                                                    --------------  --------------  --------------  --------------  --------------
NET INVESTMENT INCOME (LOSS)......................      34,553,908       2,972,175       2,384,184       3,747,527       7,202,625
                                                    --------------  --------------  --------------  --------------  --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Capital gains distributions received............      57,781,696               0               0      23,922,701      20,556,928
  Realized gain (loss) on shares redeemed
    [average cost basis]..........................       2,086,152               0           8,410         754,936         362,348
  Net unrealized gain (loss) on investments.......     201,583,379               0      (2,040,314)     40,963,925      48,900,956
                                                    --------------  --------------  --------------  --------------  --------------
NET GAIN (LOSS) ON INVESTMENTS....................     261,451,227               0      (2,031,904)     65,641,562      69,820,232
                                                    --------------  --------------  --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.......................  $  296,005,135  $    2,972,175  $      352,280  $   69,389,089  $   77,022,857
                                                    --------------  --------------  --------------  --------------  --------------
                                                    --------------  --------------  --------------  --------------  --------------

             SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A10 AND A11.

                                       A1


                                                                               SUBACCOUNTS (CONTINUED)
                                                    ------------------------------------------------------------------------------
                                                                         ZERO            ZERO
                                                                        COUPON          COUPON           HIGH
                                                     CONSERVATIVE        BOND            BOND           YIELD           STOCK
                                                       BALANCED          1995            2000            BOND           INDEX
                                                    --------------  --------------  --------------  --------------  --------------
ASSETS
  Investment in shares of The Prudential Series
    Fund, Inc.
    Portfolios at net asset value [Note 2] ........ $  869,342,362  $            0  $   20,392,030  $   78,129,565  $  376,691,997
  Receivable from Related Separate Account ........              0               0               0               0         261,348
                                                    --------------  --------------  --------------  --------------  --------------
    Total Assets .................................. $  869,342,362  $            0  $   20,392,030  $   78,129,565  $  376,953,345
                                                    --------------  --------------  --------------  --------------  --------------
                                                    --------------  --------------  --------------  --------------  --------------
NET ASSETS, representing:
  Equity of Contract owners ....................... $  868,569,894  $            0  $   19,948,481  $   77,819,188  $  376,953,345
  Equity of The Prudential Insurance Company of
    America .......................................        772,468               0         443,549         310,377               0
                                                    --------------  --------------  --------------  --------------  --------------
 .................................................. $  869,342,362  $            0  $   20,392,030  $   78,129,565  $  376,953,345
                                                    --------------  --------------  --------------  --------------  --------------
                                                    --------------  --------------  --------------  --------------  --------------



                                                        EQUITY         NATURAL
                                                        INCOME        RESOURCES         GLOBAL
                                                    --------------  --------------  --------------
ASSETS
  Investment in shares of The Prudential Series
    Fund, Inc.
    Portfolios at net asset value [Note 2] ........ $  263,156,306  $  129,810,428  $   74,404,634
  Receivable from Related Separate Account ........              0          93,840          71,449
                                                    --------------  --------------  --------------
    Total Assets .................................. $  263,156,306  $  129,904,268  $   74,476,083
                                                    --------------  --------------  --------------
                                                    --------------  --------------  --------------
NET ASSETS, representing:
  Equity of Contract owners ....................... $  262,708,689  $  129,904,268  $   74,476,083
  Equity of The Prudential Insurance Company of
    America .......................................        447,617               0               0
                                                    --------------  --------------  --------------
                                                    $  263,156,306  $  129,904,268  $   74,476,083
                                                    --------------  --------------  --------------
                                                    --------------  --------------  --------------


                                                                       SUBACCOUNTS (CONTINUED)
                                                    --------------------------------------------------------------
                                                                         ZERO            ZERO
                                                                        COUPON          COUPON           HIGH
                                                     CONSERVATIVE        BOND            BOND           YIELD
                                                       BALANCED          1995            2000            BOND
                                                    --------------  --------------  --------------  --------------
INVESTMENT INCOME
  Dividend distributions received ................. $   13,470,959  $            0  $      397,537  $    3,424,141
EXPENSES
  Charges to Contract owners for assuming
    mortality risk and expense risk [Note 3A] .....      4,574,419               0         106,476         388,616
  Reimbursement for excess expenses [Note 3D] .....              0               0         (15,403)              0
                                                    --------------  --------------  --------------  --------------
NET EXPENSES ......................................      4,574,419               0          91,073         388,616
                                                    --------------  --------------  --------------  --------------
NET INVESTMENT INCOME (LOSS) ......................      8,896,540               0         306,464       3,035,525
                                                    --------------  --------------  --------------  --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Capital gains distributions received ............      6,854,879               0               0               0
  Realized gain (loss) on shares redeemed
    [average cost basis] ..........................        267,104               0               0           2,365
  Net unrealized gain (loss) on investments .......     33,713,879               0        (600,882)      3,259,698
                                                    --------------  --------------  --------------  --------------
NET GAIN (LOSS) ON INVESTMENTS ....................     40,835,862               0        (600,882)      3,262,063
                                                    --------------  --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ....................... $   49,732,402  $            0  $     (294,418) $    6,297,588
                                                    --------------  --------------  --------------  --------------
                                                    --------------  --------------  --------------  --------------


                                                        STOCK           EQUITY         NATURAL
                                                        INDEX           INCOME        RESOURCES         GLOBAL
                                                    --------------  --------------  --------------  --------------
INVESTMENT INCOME
  Dividend distributions received ................. $    2,677,997  $    3,421,301  $      345,244  $    1,778,642
EXPENSES
  Charges to Contract owners for assuming
    mortality risk and expense risk [Note 3A] .....      1,802,858       1,275,229         652,875         309,968
  Reimbursement for excess expenses [Note 3D] .....              0               0          (4,986)              0
                                                    --------------  --------------  --------------  --------------
NET EXPENSES ......................................      1,802,858       1,275,229         647,889         309,968
                                                    --------------  --------------  --------------  --------------
NET INVESTMENT INCOME (LOSS) ......................        875,139       2,146,072        (302,645)      1,468,674
                                                    --------------  --------------  --------------  --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Capital gains distributions received ............        870,707       2,951,725       2,555,094               0
  Realized gain (loss) on shares redeemed
    [average cost basis] ..........................        263,052          91,476         341,761            (588)
  Net unrealized gain (loss) on investments .......     37,629,351      16,581,641      18,611,291       5,611,120
                                                    --------------  --------------  --------------  --------------
NET GAIN (LOSS) ON INVESTMENTS ....................     38,763,110      19,624,842      21,508,146       5,610,532
                                                    --------------  --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ....................... $   39,638,249  $   21,770,914  $   21,205,501  $    7,079,206
                                                    --------------  --------------  --------------  --------------
                                                    --------------  --------------  --------------  --------------


             SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A10 AND A11.

                                       A2

                            FINANCIAL STATEMENTS OF
                  THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF NET ASSETS (UNAUDITED)
September 30, 1996


                                                                             SUBACCOUNTS
                                                    --------------------------------------------------------------
                                                                         ZERO
                                                                        COUPON                          SMALL
                                                      GOVERNMENT         BOND         PRUDENTIAL    CAPITALIZATION
                                                        INCOME           2005          JENNISON         STOCK
                                                    --------------  --------------  --------------  --------------
ASSETS
  Investment in shares of The Prudential Series
    Fund, Inc.
    Portfolios at net asset value [Note 2]........  $   73,114,195  $   21,852,105  $   30,659,392  $   20,168,069
  Receivable from Related Separate Account........               0               0         115,835         273,945
                                                    --------------  --------------  --------------  --------------
    Total Assets..................................  $   73,114,195  $   21,852,105  $   30,775,227  $   20,442,014
                                                    --------------  --------------  --------------  --------------
                                                    --------------  --------------  --------------  --------------
NET ASSETS, representing:
  Equity of Contract owners.......................  $   71,975,521  $   21,687,194  $   30,775,227  $   20,442,014
  Equity of The Prudential Insurance Company of
    America.......................................       1,138,674         164,911               0               0
                                                    --------------  --------------  --------------  --------------
                                                    $   73,114,195  $   21,852,105  $   30,775,227  $   20,442,014
                                                    --------------  --------------  --------------  --------------
                                                    --------------  --------------  --------------  --------------


STATEMENTS OF OPERATIONS (UNAUDITED)
For the period ended September 30, 1996

                                                                             SUBACCOUNTS
                                                    --------------------------------------------------------------
                                                                         ZERO
                                                                        COUPON                          SMALL
                                                      GOVERNMENT         BOND         PRUDENTIAL    CAPITALIZATION
                                                        INCOME           2005          JENNISON         STOCK
                                                    --------------  --------------  --------------  --------------
INVESTMENT INCOME
  Dividend distributions received.................  $    1,916,721  $      453,513  $       27,423  $       49,942
EXPENSES
  Charges to Contract owners for assuming
    mortality risk and expense risk [Note 3A].....         386,157         108,476          88,428          60,182
  Reimbursement for excess expenses [Note 3D].....               0         (17,272)              0               0
                                                    --------------  --------------  --------------  --------------
NET EXPENSES......................................         386,157          91,204          88,428          60,182
                                                    --------------  --------------  --------------  --------------
NET INVESTMENT INCOME (LOSS)......................       1,530,564         362,309         (61,005)        (10,240)
                                                    --------------  --------------  --------------  --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Capital gains distributions received............               0               0               0          69,662
  Realized gain (loss) on shares redeemed
    [average cost basis]..........................           2,037             290               0          (7,039)
  Net unrealized gain (loss) on investments.......      (2,481,070)     (1,557,603)      1,725,189       1,266,198
                                                    --------------  --------------  --------------  --------------
NET GAIN (LOSS) ON INVESTMENTS....................      (2,479,033)     (1,557,313)      1,725,189       1,328,821
                                                    --------------  --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.......................  $     (948,469) $   (1,195,004) $    1,664,184  $    1,318,581
                                                    --------------  --------------  --------------  --------------
                                                    --------------  --------------  --------------  --------------

             SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A10 AND A11.

                                       A3

                     (This page intentionally left blank.)

                                       A4

                            FINANCIAL STATEMENTS OF
                  THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended September 30, 1996 and December 31, 1995


                                                                                               SUBACCOUNTS
                                                                      --------------------------------------------------------------
                                                                                  MONEY                        DIVERSIFIED
                                                  TOTAL                           MARKET                           BOND
                                      ------------------------------  ------------------------------  ------------------------------
                                         01/01/96                        01/01/96                        01/01/96
                                            TO           01/01/95           TO           01/01/95           TO           01/01/95
                                         09/30/96           TO           09/30/96           TO           09/30/96           TO
                                       (UNAUDITED)       12/31/95      (UNAUDITED)       12/31/95      (UNAUDITED)       12/31/95
                                      --------------  --------------  --------------  --------------  --------------  --------------
OPERATIONS:
  Net investment income (loss)......  $   34,553,908  $   89,617,685  $    2,972,175  $    4,217,643  $    2,384,184  $    5,652,448
  Capital gains distributions
    received........................      57,781,696     111,700,229               0               0               0         222,002
  Realized gain (loss) on shares
    redeemed
    [average cost basis]............       2,086,152         235,828               0               0           8,410          30,407
  Net unrealized gain (loss) on
    investments.....................     201,583,379     427,073,308               0               0      (2,040,314)     10,042,691
                                      --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS.........     296,005,135     628,627,050       2,972,175       4,217,643         352,280      15,947,548
                                      --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS.....     309,937,915     394,015,275         (25,122)      8,955,240       9,150,394       9,712,345
                                      --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM SURPLUS
  TRANSFERS.........................      (2,782,985)    (10,302,284)      3,407,284         161,461        (332,411)        143,151
                                      --------------  --------------  --------------  --------------  --------------  --------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS............................     603,160,065   1,012,340,041       6,354,337      13,334,344       9,170,263      25,803,044

NET ASSETS:
  Beginning of period...............   3,599,478,136   2,587,138,095      91,504,205      78,169,861     101,997,456      76,194,412
                                      --------------  --------------  --------------  --------------  --------------  --------------
  End of period.....................  $4,202,638,201  $3,599,478,136  $   97,858,542  $   91,504,205  $  111,167,719  $  101,997,456
                                      --------------  --------------  --------------  --------------  --------------  --------------
                                      --------------  --------------  --------------  --------------  --------------  --------------

             SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A10 AND A11.

                                       A5


                                                         SUBACCOUNTS (CONTINUED)
                                      --------------------------------------------------------------
                                                                                 FLEXIBLE
                                                  EQUITY                         MANAGED
                                      ------------------------------  ------------------------------
                                         01/01/96                        01/01/96
                                            TO           01/01/95           TO           01/01/95
                                         09/30/96           TO           09/30/96           TO
                                       (UNAUDITED)       12/31/95      (UNAUDITED)       12/31/95
                                      --------------  --------------  --------------  --------------
OPERATIONS:
  Net investment income (loss) .....  $    3,747,527  $    9,985,776  $    7,202,625  $   21,550,235
  Capital gains distributions
    received .......................      23,922,701      27,318,049      20,556,928      39,426,921
  Realized gain (loss) on shares
    redeemed
    [average cost basis] ...........         754,936          11,957         362,348          56,509
  Net unrealized gain (loss) on
    investments ....................      40,963,925     129,700,617      48,900,956     110,261,394
                                      --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS ........      69,389,089     167,016,399      77,022,857     171,295,059
                                      --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS ....      93,435,931     130,026,767      48,483,177      86,936,282
                                      --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM SURPLUS TRANSFERS .      (3,596,761)       (595,673)     (1,393,003)     (2,895,506)
                                      --------------  --------------  --------------  --------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS ...........................     159,228,259     296,447,493     124,113,031     255,335,835

NET ASSETS:
  Beginning of period ..............     796,560,693     500,113,200     955,172,457     699,836,622
                                      --------------  --------------  --------------  --------------
  End of period ....................  $  955,788,952  $  796,560,693  $1,079,285,488  $  955,172,457
                                      --------------  --------------  --------------  --------------
                                      --------------  --------------  --------------  --------------


                                                                               ZERO COUPON
                                               CONSERVATIVE                        BOND
                                                 BALANCED                          1995
                                      ------------------------------  ------------------------------

                                         01/01/96                        01/01/96
                                            TO           01/01/95           TO           01/01/95
                                         09/30/96           TO           09/30/96           TO
                                       (UNAUDITED)       12/31/95      (UNAUDITED)       12/31/95
                                      --------------  --------------  --------------  --------------
OPERATIONS:
  Net investment income (loss) .....  $    8,896,540  $   25,291,477  $            0  $      290,099
  Capital gains distributions
    received .......................       6,854,879      26,552,510               0          77,686
  Realized gain (loss) on shares
    redeemed
    [average cost basis] ...........         267,104          97,662               0        (324,158)
  Net unrealized gain (loss) on
    investments ....................      33,713,879      55,648,508               0         231,423
                                      --------------  --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS ........      49,732,402     107,590,157               0         275,050
                                      --------------  --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS ....      33,042,787      44,932,925               0      (5,059,111)
                                      --------------  --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM SURPLUS TRANSFERS           (38,368)     (3,421,660)              0         (20,536)
                                      --------------  --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS ...........................      82,736,821     149,101,422               0      (4,804,597)
NET ASSETS:
  Beginning of period ..............     786,605,541     637,504,119               0       4,804,597
                                      --------------  --------------  --------------  --------------
  End of period ....................  $  869,342,362  $  786,605,541  $            0  $            0
                                      --------------  --------------  --------------  --------------
                                      --------------  --------------  --------------  --------------


             SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A10 AND A11.

                                       A6

                            FINANCIAL STATEMENTS OF
                  THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended September 30, 1996 and December 31, 1995

                                                                               SUBACCOUNTS
                                     ----------------------------------------------------------------------------------------------
                                              ZERO COUPON                         HIGH
                                                  BOND                           YIELD                           STOCK
                                                  2000                            BOND                           INDEX
                                     ------------------------------  ------------------------------  ------------------------------
                                        01/01/96                        01/01/96                        01/01/96
                                           TO           01/01/95           TO           01/01/95           TO           01/01/95
                                        09/30/96           TO           09/30/96           TO           09/30/96           TO
                                      (UNAUDITED)       12/31/95      (UNAUDITED)       12/31/95      (UNAUDITED)       12/31/95
                                     --------------  --------------  --------------  --------------  --------------  --------------
OPERATIONS:
  Net investment income (loss)...... $      306,464  $      720,396  $    3,035,525  $    6,151,112  $      875,139  $    3,665,394
  Capital gains distributions
    received........................              0         759,176               0               0         870,707       2,097,393
  Realized gain (loss) on shares
    redeemed
    [average cost basis]............              0          16,969           2,365         (58,578)        263,052         293,916
  Net unrealized gain (loss) on
    investments.....................       (600,882)      1,982,145       3,259,698       3,163,738      37,629,351      66,716,563
                                     --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS.........       (294,418)      3,478,686       6,297,588       9,256,272      39,638,249      72,773,266
                                     --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS.....       (207,619)        846,650       3,566,548       4,374,480      40,639,429      33,935,158
                                     --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM SURPLUS
  TRANSFERS.........................        427,692        (645,588)        215,068        (119,164)       (692,223)       (100,558)
                                     --------------  --------------  --------------  --------------  --------------  --------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS............................        (74,345)      3,679,748      10,079,204      13,511,588      79,585,455     106,607,866

NET ASSETS:
  Beginning of period...............     20,466,375      16,786,627      68,050,361      54,538,773     297,367,890     190,760,024
                                     --------------  --------------  --------------  --------------  --------------  --------------
  End of period..................... $   20,392,030  $   20,466,375  $   78,129,565  $   68,050,361  $  376,953,345  $  297,367,890
                                     --------------  --------------  --------------  --------------  --------------  --------------
                                     --------------  --------------  --------------  --------------  --------------  --------------


             SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A10 AND A11.

                                       A7


                                                         SUBACCOUNTS (CONTINUED)
                                      --------------------------------------------------------------
                                                  EQUITY                         NATURAL
                                                  INCOME                        RESOURCES
                                      ------------------------------  ------------------------------
                                         01/01/96                        01/01/96
                                            TO           01/01/95           TO           01/01/95
                                         09/30/96           TO           09/30/96           TO
                                       (UNAUDITED)       12/31/95      (UNAUDITED)       12/31/95
                                      --------------  --------------  --------------  --------------
OPERATIONS:
  Net investment income (loss) .....  $    2,146,072  $    6,301,712  $     (302,645) $      515,411
  Capital gains distributions
    received .......................       2,951,725       9,279,251       2,555,094       4,578,307
  Realized gain (loss) on shares
    redeemed
    [average cost basis] ...........          91,476          46,601         341,761          68,144
  Net unrealized gain (loss) on
    investments ....................      16,581,641      18,945,636      18,611,291      14,973,181
                                      --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS ........      21,770,914      34,573,200      21,205,501      20,135,043
                                      --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS ....      18,755,741      38,554,244       7,949,059       9,214,757
                                      --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM SURPLUS TRANSFERS .        (538,512)       (646,585)       (348,329)       (398,931)
                                      --------------  --------------  --------------  --------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS ...........................      39,988,143      72,480,859      28,806,231      28,950,869

NET ASSETS:
  Beginning of period ..............     223,168,163     150,687,304     101,098,037      72,147,168
                                      --------------  --------------  --------------  --------------
  End of period ....................  $  263,156,306  $  223,168,163  $  129,904,268  $  101,098,037
                                      --------------  --------------  --------------  --------------
                                      --------------  --------------  --------------  --------------



                                                                                GOVERNMENT
                                                  GLOBAL                          INCOME
                                      ------------------------------  ------------------------------

                                         01/01/96                        01/01/96
                                            TO           01/01/95           TO           01/01/95
                                         09/30/96           TO           09/30/96           TO
                                       (UNAUDITED)       12/31/95      (UNAUDITED)       12/31/95
                                      --------------  --------------  --------------  --------------
OPERATIONS:
  Net investment income (loss) .....  $    1,468,674  $      454,049  $    1,530,564  $    3,989,499
  Capital gains distributions
    received .......................               0         915,804               0               0
  Realized gain (loss) on shares
    redeemed
    [average cost basis] ...........            (588)          4,998           2,037          (8,599)
  Net unrealized gain (loss) on
    investments ....................       5,611,120       4,212,026      (2,481,070)      7,403,233
                                      --------------  --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS ........       7,079,206       5,586,877        (948,469)     11,384,133
                                      --------------  --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS ....      18,173,777      16,098,541        (132,848)        481,705
                                      --------------  --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM SURPLUS TRANSFERS .        (479,360)     (1,921,654)      1,060,005        (293,673)
                                      --------------  --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS ...........................      24,773,623      19,763,764         (21,312)     11,572,165
NET ASSETS:
  Beginning of period ..............      49,702,460      29,938,696      73,135,507      61,563,342
                                      --------------  --------------  --------------  --------------
  End of period ....................  $   74,476,083  $   49,702,460  $   73,114,195  $   73,135,507
                                      --------------  --------------  --------------  --------------
                                      --------------  --------------  --------------  --------------


             SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A10 AND A11.

                                       A8

                            FINANCIAL STATEMENTS OF
                  THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended September 30, 1996 and December 31, 1995


                                                                               SUBACCOUNTS
                                      ----------------------------------------------------------------------------------------------
                                               ZERO COUPON                                                        SMALL
                                                   BOND                         PRUDENTIAL                    CAPITALIZATION
                                                   2005                          JENNISON                         STOCK
                                      ------------------------------  ------------------------------  ------------------------------
                                         01/01/96                        01/01/96                        01/01/96
                                            TO           01/01/95           TO          05/01/95*           TO          05/01/95*
                                         09/30/96           TO           09/30/96           TO           09/30/96           TO
                                       (UNAUDITED)       12/31/95      (UNAUDITED)       12/31/95      (UNAUDITED)       12/31/95
                                      --------------  --------------  --------------  --------------  --------------  --------------
OPERATIONS:
  Net investment income (loss)......  $      362,309  $      838,006  $      (61,005) $      (11,994) $      (10,240) $        6,422
  Capital gains distributions
    received........................               0         425,717               0               0          69,662          47,413
  Realized gain (loss) on shares
    redeemed
    [average cost basis]............             290               0               0               0          (7,039)              0
  Net unrealized gain (loss) on
    investments.....................      (1,557,603)      3,328,939       1,725,189         281,405       1,266,198         181,809
                                      --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS.........      (1,195,004)      4,592,662       1,664,184         269,411       1,318,581         235,644
                                      --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS.....       1,870,563       2,469,936      21,701,631       7,175,027      13,534,467       5,360,329
                                      --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM SURPLUS
  TRANSFERS.........................          12,642           7,956        (249,369)        214,343        (237,340)        230,333
                                      --------------  --------------  --------------  --------------  --------------  --------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS............................         688,201       7,070,554      23,116,446       7,658,781      14,615,708       5,826,306

NET ASSETS:
  Beginning of period...............      21,163,904      14,093,350       7,658,781               0       5,826,306               0
                                      --------------  --------------  --------------  --------------  --------------  --------------
  End of period.....................  $   21,852,105  $   21,163,904  $   30,775,227  $    7,658,781  $   20,442,014  $    5,826,306
                                      --------------  --------------  --------------  --------------  --------------  --------------
                                      --------------  --------------  --------------  --------------  --------------  --------------
                                                                                       *Commencement                   *Commencement
                                                                                         of Business                     of Business


             SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A10 AND A11.

                                       A9

                        NOTES TO FINANCIAL STATEMENTS OF
                  THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT
   FOR THE PERIODS ENDED SEPTEMBER 30, 1996 (UNAUDITED) AND DECEMBER 31, 1995

NOTE 1:  GENERAL

The Prudential Variable Appreciable Account (the "Account") of The Prudential Insurance Company of America ("Prudential") was established on August 11, 1987 by a resolution of The Prudential's Board of Directors in conformity with insurance laws of the State of New Jersey. The assets of the Account are segregated from The Prudential's other assets. Currently the Prudential Variable Appreciable Life and the Prudential Survivorship Preferred contracts invest in the "Account".

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are fifteen subaccounts within the Account, each of which invests only in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

The Zero Coupon Bond 1995 subaccount which appears in the December 31, 1995 statement of changes in net assets and was only available to the Prudential Variable Appreciable Life contracts was liquidated on November 15, 1995. On that date, all shares held in the corresponding portfolio of the Series fund were redeemed and the redemption proceeds were transferred to the Money Market subaccount, unless otherwise directed, in accordance with the prospectus.

NOTE 2:  INVESTMENT INFORMATION FOR THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS

The net asset value per share for each portfolio of the Series Fund, the number of shares of each portfolio held by the subaccounts of the Account and the aggregate cost of investments in such shares at September 30, 1996 were as follows:


                                                             PORTFOLIOS
                           ------------------------------------------------------------------------------
        PORTFOLIO              MONEY       DIVERSIFIED                       FLEXIBLE      CONSERVATIVE
       INFORMATION            MARKET           BOND           EQUITY         MANAGED         BALANCED
-------------------------  -------------  --------------  --------------  --------------  ---------------
Number of shares:              9,785,854      10,042,496      35,435,275      57,571,288      54,474,510
Net asset value per
share:                     $     10.0000  $      11.0697  $      26.9728  $      18.7469   $     15.9587
Cost:                      $  97,858,540  $  109,269,244  $  764,565,661  $  939,195,231   $ 795,227,595


                                                       PORTFOLIOS (CONTINUED)
                           ------------------------------------------------------------------------------
                               ZERO            ZERO
                              COUPON          COUPON           HIGH
        PORTFOLIO              BOND            BOND           YIELD           STOCK           EQUITY
       INFORMATION             1995            2000            BOND           INDEX           INCOME
-------------------------  -------------  --------------  --------------  --------------  ---------------
Number of shares:                      0       1,583,664       9,589,415      16,840,259      15,079,536
Net asset value per
share:                     $      0.0000  $      12.8765  $       8.1475  $      22.3685   $     17.4512
Cost:                      $           0  $   19,932,115  $   76,064,489  $  254,091,086   $ 229,810,418


                                                              PORTFOLIOS (CONTINUED)
                           --------------------------------------------------------------------------------------------
                                                                              ZERO                            SMALL
        PORTFOLIO             NATURAL                      GOVERNMENT        COUPON        PRUDENTIAL     CAPITALIZATION
       INFORMATION           RESOURCES       GLOBAL          INCOME        BOND 2005        JENNISON          STOCK
-------------------------  -------------  -------------  --------------  --------------  ---------------  -------------
Number of shares:              6,336,642      4,356,136       6,460,164       1,787,223       2,225,564      1,510,427
Net asset value per
share:                     $     20.4857  $     17.0804  $      11.3177  $      12.2269   $     13.7760    $   13.3526
Cost:                      $  93,571,276  $  66,002,615  $   72,850,029  $   21,123,809   $  28,652,798    $18,720,062

NOTE 3:  CHARGES AND EXPENSES

A.  Mortality Risk and Expense Risk Charges

    The mortality risk and expense risk charges at an effective annual rate of up to 0.90% may be applied daily against the net assets representing equity of the Contract owners held in each subaccount. For contracts investing in the Prudential Variable Appreciable Life Insurance contracts with face amounts of $100,000 or more the annual rate is 0.60%.

                                      A10

B.  Deferred Sales Charge/Sales Load

    A deferred sales charges is imposed on the Prudential Variable Appreciable Life Insurance contracts upon the surrender of certain variable life insurance contracts to compensate Prudential for sales and other marketing expenses. The amount of any sales charges will depend on the number of years that have elapsed since the Contract was issued. No sales charge will be imposed after the tenth year of the Contract. Nosales charge will be imposed on death benefits.

    A charge for sales expenses will be deducted from the Prudential Survivorship Preferred premium payments made during the first twenty Contracts years. This charge, is imposed to compensate Prudential for sales and other marketing expenses. The charge will depend on the number of years that have elapsed since the contract was issued.

C.  Partial Withdrawal Charge

    The partial withdrawal of the cash surrender value from the Prudential Variable Appreciable Life Insurance contracts invokes a charges equal to the lesser of $15 or 2% of the amount withdrawn.

    The partial withdrawal of the cash surrender value from the Prudential Survivorship Preferred Life Insurance contracts invokes a charge of $10. The Prudential, however, reserves the right to increase this charge up to $25.

D.  Expense Reimbursement

    The Prudential Variable Appreciable Life contracts are reimbursed by Prudential, on a non-guaranteed basis, for expenses incurred by the Series Fund in excess of the effective rate of 0.40% for all Zero Coupon Bond Portfolios, 0.45% for the Stock Index Portfolio, 0.50% for the Equity Income Portfolio, 0.55% for the Natural Resources Portfolio, and 0.65% for the High Yield Bond Portfolio of the average daily net assets of these portfolios.

    The Prudential Survivorship Preferred Life Insurance contracts are reimbursed by Prudential, on a non-guaranteed basis, for expenses incurred by the Series Fund in excess of the effective rate of 0.40% of the average daily net assets of these portfolio of each of the Zero Coupon Bond Portfolios.

NOTE 4:  TAXES

The operations of the subaccounts form a part of, and are taxed with, the operations of The Prudential. Under the Internal Revenue Code, all ordinary income and capital gains allocated to the Contract owners are not taxed to The Prudential. As a result, the net asset values of the subaccounts are not affected by federal income taxes on distributions received by the subaccounts.

NOTE 5:  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SURPLUS TRANSFERS

The increase (decrease) in net assets resulting from surplus transfers represents the net contributions (withdrawals) of The Prudential to the Account.

NOTE 6:  RELATED PARTY TRANSACTIONS

The Prudential has purchased multiple Variable Appreciable Life insurance contracts of the Account insuring the lives of certain employees. The Prudential is the owner and beneficiary of the contracts. Net premium payments of approximately $22.9 million and $23.0 million for the years ended December 31, 1995 and December 31, 1994, respectively were directed to the Aggressively Managed Flexible subaccount. Equity of Contract owners in that subaccount at December 31, 1995 and December 31, 1994 includes approximately $190.4 million and $136.7 million, respectively owned by The Prudential.

                                      A11

                     (This page intentionally left blank.)

                                      A12

                                              FINANCIAL STATEMENTS OF
                                     THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 1995

                                                                                             SUBACCOUNTS
                                                                    --------------------------------------------------------------

                                                                        Money        Diversified                       Flexible
                                                        Total           Market           Bond           Equity         Managed
                                                    --------------  --------------  --------------  --------------  --------------
ASSETS
Investment in shares of The Prudential Series
  Fund, Inc.
  Portfolios at net asset value [Note 2]..........  $3,599,591,117  $   91,504,205  $  102,110,437  $  796,560,693  $  955,172,457
                                                    --------------  --------------  --------------  --------------  --------------
LIABILITIES
  Payable to Related Separate Account.............         112,981               0         112,981               0               0
                                                    --------------  --------------  --------------  --------------  --------------
NET ASSETS........................................  $3,599,478,136  $   91,504,205  $  101,997,456  $  796,560,693  $  955,172,457
                                                    ==============  ==============  ==============  ==============  ==============

NET ASSETS, representing:
  Equity of Contract owners.......................  $3,588,840,453  $   91,078,689  $  101,673,097  $  792,519,007  $  953,458,614
  Equity of The Prudential Insurance Company of
    America.......................................      10,637,683         425,516         324,359       4,041,686       1,713,843
                                                    --------------  --------------  --------------  --------------  --------------
                                                    $3,599,478,136  $   91,504,205  $  101,997,456  $  796,560,693  $  955,172,457
                                                    ==============  ==============  ==============  ==============  ==============

STATEMENTS OF OPERATIONS
For the year ended December 31, 1995

                                                                                             SUBACCOUNTS
                                                                    --------------------------------------------------------------

                                                                        Money        Diversified                       Flexible
                                                        Total           Market           Bond           Equity         Managed
                                                    --------------  --------------  --------------  --------------  --------------
INVESTMENT INCOME
  Dividend distributions received.................  $  111,690,657  $    4,806,197  $    6,288,926  $   14,649,870  $   27,370,012

EXPENSES
  Charges to Contract owners for assuming
    mortality risk and expense risk [Note 3A].....      22,111,170         588,554         636,478       4,664,094       5,819,777
  Reimbursement for excess expenses [Note 3D].....         (38,198)              0               0               0               0
                                                    --------------  --------------  --------------  --------------  --------------
NET EXPENSES......................................      22,072,972         588,554         636,478       4,664,094       5,819,777
                                                    --------------  --------------  --------------  --------------  --------------
NET INVESTMENT INCOME (LOSS)......................      89,617,685       4,217,643       5,652,448       9,985,776      21,550,235
                                                    --------------  --------------  --------------  --------------  --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Capital gains distributions received............     111,700,229               0         222,002      27,318,049      39,426,921
  Realized gain (loss) on shares redeemed
    [average cost basis]..........................         235,828               0          30,407          11,957          56,509
  Net unrealized gain on investments..............     427,073,308               0      10,042,691     129,700,617     110,261,394
                                                    --------------  --------------  --------------  --------------  --------------
NET GAIN (LOSS) ON INVESTMENTS....................     539,009,365               0      10,295,100     157,030,623     149,744,824
                                                    --------------  --------------  --------------  --------------  --------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS.......................  $  628,627,050  $    4,217,643  $   15,947,548  $  167,016,399  $  171,295,059
                                                    ==============  ==============  ==============  ==============  ==============



                         SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A22 AND A23.

                                                 A13

December 31, 1995

                                                                               SUBACCOUNTS (Continued)

                                                    ------------------------------------------------------------------------------
                                                                         Zero            Zero
                                                                        Coupon          Coupon           High
                                                     Conservative        Bond            Bond           Yield           Stock
                                                       Balanced          1995            2000            Bond           Index
                                                    --------------  --------------  --------------  --------------  --------------
ASSETS
Investment in shares of The Prudential Series
  Fund, Inc.
  Portfolios at net asset value [Note 2]..........  $  786,605,541  $            0  $   20,466,375  $   68,050,361  $  297,367,890
                                                    --------------  --------------  --------------  --------------  --------------
LIABILITIES
  Payable to Related Separate Account.............               0               0               0               0               0
                                                    --------------  --------------  --------------  --------------  --------------
NET ASSETS........................................  $  786,605,541  $            0  $   20,466,375  $   68,050,361  $  297,367,890
                                                    ==============  ==============  ==============  ==============  ==============
NET ASSETS, representing:
  Equity of Contract owners.......................  $  785,777,721  $            0  $   20,452,359  $   67,967,542  $  296,625,930
  Equity of The Prudential Insurance Company of
    America.......................................         827,820               0          14,016          82,819         741,960
                                                    --------------  --------------  --------------  --------------  --------------
                                                    $  786,605,541  $            0  $   20,466,375  $   68,050,361  $  297,367,890
                                                    ==============  ==============  ==============  ==============  ==============
                                                        Equity         Natural
                                                        Income        Resources         Global
                                                    --------------  --------------  --------------
ASSETS
Investment in shares of The Prudential Series
  Fund, Inc.
  Portfolios at net asset value [Note 2]..........  $  223,168,163  $  101,098,037  $   49,702,460
                                                    --------------  --------------  --------------
LIABILITIES
  Payable to Related Separate Account.............               0               0               0
                                                    --------------  --------------  --------------
NET ASSETS........................................  $  223,168,163  $  101,098,037  $   49,702,460
                                                    ==============  ==============  ==============
NET ASSETS, representing:
  Equity of Contract owners.......................  $  222,179,341  $  100,775,478  $   49,235,307
  Equity of The Prudential Insurance Company of
    America.......................................         988,822         322,559         467,153
                                                    --------------  --------------  --------------
                                                    $  223,168,163  $  101,098,037  $   49,702,460
                                                    ==============  ==============  ==============
STATEMENTS OF OPERATIONS (CONTINUED)
For the year ended December 31, 1995
                                                                               SUBACCOUNTS (Continued)
                                                    ------------------------------------------------------------------------------
                                                                         Zero            Zero
                                                                        Coupon          Coupon           High
                                                     Conservative        Bond            Bond           Yield           Stock
                                                       Balanced          1995            2000            Bond           Index
                                                    --------------  --------------  --------------  --------------  --------------
INVESTMENT INCOME
  Dividend distributions received.................  $   30,522,743  $      313,598  $      837,457  $    6,585,427  $    5,408,994
EXPENSES
  Charges to Contract owners for assuming
    mortality risk and expense risk [Note 3A].....       5,231,266          30,367         131,947         434,315       1,743,600
  Reimbursement for excess expenses [Note 3D].....               0          (6,868)        (14,886)              0               0
                                                    --------------  --------------  --------------  --------------  --------------
NET EXPENSES......................................       5,231,266          23,499         117,061         434,315       1,743,600
                                                    --------------  --------------  --------------  --------------  --------------
NET INVESTMENT INCOME (LOSS)......................      25,291,477         290,099         720,396       6,151,112       3,665,394
                                                    --------------  --------------  --------------  --------------  --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Capital gains distributions received............      26,552,510          77,686         759,176               0       2,097,393
  Realized gain (loss) on shares redeemed
    [average cost basis]..........................          97,662        (324,158)         16,969         (58,578)        293,916
  Net unrealized gain on investments..............      55,648,508         231,423       1,982,145       3,163,738      66,716,563
                                                    --------------  --------------  --------------  --------------  --------------
NET GAIN (LOSS) ON INVESTMENTS....................      82,298,680         (15,049)      2,758,290       3,105,160      69,107,872
                                                    --------------  --------------  --------------  --------------  --------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS.......................  $  107,590,157  $      275,050  $    3,478,686  $    9,256,272  $   72,773,266
                                                    ==============  ==============  ==============  ==============  ==============




































                                                        Equity         Natural
                                                        Income        Resources         Global
                                                    --------------  --------------  --------------
INVESTMENT INCOME
  Dividend distributions received.................  $    7,622,371  $    1,146,237  $      714,936
EXPENSES
  Charges to Contract owners for assuming
    mortality risk and expense risk [Note 3A].....       1,320,659         630,840         260,887
  Reimbursement for excess expenses [Note 3D].....               0             (14)              0
                                                    --------------  --------------  --------------
NET EXPENSES......................................       1,320,659         630,826         260,887
                                                    --------------  --------------  --------------
NET INVESTMENT INCOME (LOSS)......................       6,301,712         515,411         454,049
                                                    --------------  --------------  --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Capital gains distributions received............       9,279,251       4,578,307         915,804
  Realized gain (loss) on shares redeemed
    [average cost basis]..........................          46,601          68,144           4,998
  Net unrealized gain on investments..............      18,945,636      14,973,181       4,212,026
                                                    --------------  --------------  --------------
NET GAIN (LOSS) ON INVESTMENTS....................      28,271,488      19,619,632       5,132,828
                                                    --------------  --------------  --------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS.......................  $   34,573,200  $   20,135,043  $    5,586,877
                                                    ==============  ==============  ==============

                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A22 AND A23.

                                             A14


STATEMENTS OF NET ASSETS (Continued)
December 31, 1995
                                                                             SUBACCOUNTS
                                                    --------------------------------------------------------------
                                                                         Zero
                                                                        Coupon                          Small
                                                      Government         Bond         Prudential    Capitalization
                                                        Income           2005          Jennison         Stock
                                                    --------------  --------------  --------------  --------------
ASSETS
Investment in shares of The Prudential Series
  Fund, Inc.
  Portfolios at net asset value [Note 2]..........  $   73,135,507  $   21,163,904  $    7,658,781  $    5,826,306

LIABILITIES
  Payable to Related Separate Account.............               0               0               0               0
                                                    --------------  --------------  --------------  --------------
NET ASSETS........................................  $   73,135,507  $   21,163,904  $    7,658,781  $    5,826,306
                                                    ==============  ==============  ==============  ==============
NET ASSETS, representing:
  Equity of Contract owners.......................  $   73,073,051  $   21,001,313  $    7,426,649  $    5,596,355
  Equity of The Prudential Insurance Company of
    America.......................................          62,456         162,591         232,132         229,951
                                                    --------------  --------------  --------------  --------------
                                                    $   73,135,507  $   21,163,904  $    7,658,781  $    5,826,306
                                                    ==============  ==============  ==============  ==============

STATEMENTS OF OPERATIONS (Continued)
For the year ended December 31, 1995


                                                                             SUBACCOUNTS
                                                    --------------------------------------------------------------
                                                                         Zero
                                                                        Coupon                          Small
                                                      Government         Bond         Prudential    Capitalization
                                                        Income           2005         Jennison*         Stock*
                                                    --------------  --------------  --------------  --------------
INVESTMENT INCOME
  Dividend distributions received.................  $    4,467,531  $      939,899  $          376  $       16,083

EXPENSES
  Charges to Contract owners for assuming
    mortality risk and expense risk [Note 3A].....         478,032         118,323          12,370           9,661
  Reimbursement for excess expenses [Note 3D].....               0         (16,430)              0               0
                                                    --------------  --------------  --------------  --------------
NET EXPENSES......................................         478,032         101,893          12,370           9,661
                                                    --------------  --------------  --------------  --------------
NET INVESTMENT INCOME (LOSS)......................       3,989,499         838,006         (11,994)          6,422
                                                    --------------  --------------  --------------  --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Capital gains distributions received............               0         425,717               0          47,413
  Realized gain (loss) on shares redeemed
    [average cost basis]..........................          (8,599)              0               0               0
  Net unrealized gain on investments..............       7,403,233       3,328,939         281,405         181,809
                                                    --------------  --------------  --------------  --------------
NET GAIN (LOSS) ON INVESTMENTS....................       7,394,634       3,754,656         281,405         229,222
                                                    --------------  --------------  --------------  --------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS.......................  $   11,384,133  $    4,592,662  $      269,411  $      235,644
                                                    ==============  ==============  ==============  ==============
                                                                                              *Commenced
                                                                                               Business
                                                                                               on 5/1/95


                         SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A22 AND A23.

                                                A15

                     (This page intentionally left blank.)









                                      A16

                                              FINANCIAL STATEMENTS OF
                                     THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1995 and 1994


                                                                                              SUBACCOUNTS
                                                                     --------------------------------------------------------------

                                                                                 Money                        Diversified
                                                 Total                           Market                           Bond
                                     ------------------------------  ------------------------------  ------------------------------
                                          1995            1994            1995            1994            1995            1994
                                     --------------  --------------  --------------  --------------  --------------  --------------
OPERATIONS:
  Net investment income (loss).....  $   89,617,685  $   63,087,032  $    4,217,643  $    2,402,301  $    5,652,448  $    4,226,871
  Capital gains distributions
    received.......................     111,700,229      54,709,623               0               0         222,002         158,594
  Realized gain (loss) on shares
    redeemed [average cost basis]..         235,828         167,179               0               0          30,407           4,403
  Net unrealized gain (loss) on
    investments....................     427,073,308    (155,373,175)              0               0      10,042,691      (7,162,380)
                                     --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS.......................     628,627,050     (37,409,341)      4,217,643       2,402,301      15,947,548      (2,772,512)
                                     --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM PREMIUM
  PAYMENTS AND OTHER OPERATING
  TRANSFERS........................     394,015,275     560,003,324       8,955,240       6,444,757       9,712,345      11,829,119
                                     --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM SURPLUS
  TRANSFERS........................     (10,302,284)       (942,487)        161,461        (213,654)        143,151        (532,267)
                                     --------------  --------------  --------------  --------------  --------------  --------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS....................   1,012,340,041     521,651,496      13,334,344       8,633,404      25,803,044       8,524,340

NET ASSETS:
  Beginning of year................   2,587,138,095   2,065,486,599      78,169,861      69,536,457      76,194,412      67,670,072
                                     --------------  --------------  --------------  --------------  --------------  --------------
  End of year......................  $3,599,478,136  $2,587,138,095  $   91,504,205  $   78,169,861  $  101,997,456  $   76,194,412
                                     ==============  ==============  ==============  ==============  ==============  ==============


                         SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A22 AND A23.

                                                    A17




STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
For the years ended December 31, 1995 and 1994


                                                        SUBACCOUNTS (Continued)
                                     --------------------------------------------------------------

                                                                                Flexible
                                                 Equity                         Managed
                                     ------------------------------  ------------------------------
                                          1995            1994            1995            1994
                                     --------------  --------------  --------------  --------------
OPERATIONS:
  Net investment income (loss).....  $    9,985,776  $    7,323,925  $   21,550,235  $   14,060,998
  Capital gains distributions
    received.......................      27,318,049      19,666,506      39,426,921      18,931,168
  Realized gain (loss) on shares
    redeemed [average cost basis]..          11,957          86,672          56,509               0
  Net unrealized gain (loss) on
    investments....................     129,700,617     (18,362,891)    110,261,394     (56,779,739)
                                     --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS.......................     167,016,399       8,714,212     171,295,059     (23,787,573)
                                     --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM PREMIUM
  PAYMENTS AND OTHER OPERATING
  TRANSFERS........................     130,026,767     123,951,671      86,936,282     142,298,237
                                     --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM SURPLUS
  TRANSFERS........................        (595,673)        452,486      (2,895,506)        (55,717)
                                     --------------  --------------  --------------  --------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS....................     296,447,493     133,118,369     255,335,835     118,454,947

NET ASSETS:
  Beginning of year................     500,113,200     366,994,831     699,836,622     581,381,675
                                     --------------  --------------  --------------  --------------
  End of year......................  $  796,560,693  $  500,113,200  $  955,172,457  $  699,836,622
                                     ==============  ==============  ==============  ==============


                                                                                  Zero
                                                                                 Coupon
                                              Conservative                        Bond
                                                Balanced                          1995
                                     ------------------------------  ------------------------------
                                          1995            1994            1995            1994
                                     --------------  --------------  --------------  --------------
OPERATIONS:
  Net investment income (loss).....  $   25,291,477  $   16,966,301  $      290,099  $      263,254
  Capital gains distributions
    received.......................      26,552,510       6,635,310          77,686           1,011
  Realized gain (loss) on shares
    redeemed [average cost basis]..          97,662          31,649        (324,158)            586
  Net unrealized gain (loss) on
    investments....................      55,648,508     (33,092,575)        231,423        (288,227)
                                     --------------  --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS.......................     107,590,157      (9,459,315)        275,050         (23,376)
                                     --------------  --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM PREMIUM
  PAYMENTS AND OTHER OPERATING
  TRANSFERS........................      44,932,925     127,164,401      (5,059,111)        338,277
                                     --------------  --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM SURPLUS
  TRANSFERS........................      (3,421,660)     (1,173,893)        (20,536)       (106,380)
                                     --------------  --------------  --------------  --------------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS....................     149,101,422     116,531,193      (4,804,597)        208,521
NET ASSETS:
  Beginning of year................     637,504,119     520,972,926       4,804,597       4,596,076
                                     --------------  --------------  --------------  --------------
  End of year......................  $  786,605,541  $  637,504,119  $            0  $    4,804,597
                                     ==============  ==============  ==============  ==============

                         SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A22 AND A23.

                                               A18





STATEMENTS OF CHANGES IN NET ASSETS (Continued)
For the years ended December 31, 1995 and 1994


                                                                              SUBACCOUNTS
                                     ----------------------------------------------------------------------------------------------

                                                  Zero
                                                 Coupon                           High
                                                  Bond                           Yield                           Stock
                                                  2000                            Bond                           Index
                                     ------------------------------  ------------------------------  ------------------------------
                                          1995            1994            1995            1994            1995            1994
                                     --------------  --------------  --------------  --------------  --------------  --------------
OPERATIONS:
  Net investment income (loss).....  $      720,396  $    1,032,410  $    6,151,112  $    4,958,854  $    3,665,394  $    3,181,988
  Capital gains distributions
    received.......................         759,176          31,655               0              38       2,097,393         267,733
  Realized gain (loss) on shares
    redeemed [average cost basis]..          16,969           1,031         (58,578)          5,625         293,916          58,302
  Net unrealized gain (loss) on
    investments....................       1,982,145      (2,416,751)      3,163,738      (6,827,471)     66,716,563      (2,856,319)
                                     --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS.......................       3,478,686      (1,351,655)      9,256,272      (1,862,954)     72,773,266         651,704
                                     --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM PREMIUM
  PAYMENTS AND OTHER OPERATING
  TRANSFERS........................         846,650         900,334       4,374,480       9,774,435      33,935,158      26,983,569
                                     --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM SURPLUS
  TRANSFERS........................        (645,588)        409,426        (119,164)       (576,511)       (100,558)       (298,727)
                                     --------------  --------------  --------------  --------------  --------------  --------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS....................       3,679,748         (41,895)     13,511,588       7,334,970     106,607,866      27,336,546

NET ASSETS:
  Beginning of year................      16,786,627      16,828,522      54,538,773      47,203,803     190,760,024     163,423,478
                                     --------------  --------------  --------------  --------------  --------------  --------------
  End of year......................  $   20,466,375  $   16,786,627  $   68,050,361  $   54,538,773  $  297,367,890  $  190,760,024
                                     ==============  ==============  ==============  ==============  ==============  ==============

                         SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A22 AND A23.

                                                  A19





STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
For the years ended December 31, 1995 and 1994

                                                                        SUBACCOUNTS (CONTINUED)
                                     ----------------------------------------------------------------------------------------------

                                                 Equity                         Natural
                                                 Income                        Resources                        Global**
                                     ------------------------------  ------------------------------  ------------------------------
                                          1995            1994            1995            1994            1995            1994
                                     --------------  --------------  --------------  --------------  --------------  --------------

OPERATIONS:
  Net investment income (loss).....  $    6,301,712  $    4,108,092  $      515,411  $      203,463  $      454,049  $      (11,478)
  Capital gains distributions
    received.......................       9,279,251       7,633,088       4,578,307       1,375,424         915,804           5,622
  Realized gain (loss) on shares
    redeemed [average cost basis]..          46,601          34,607          68,144          22,045           4,998               0
  Net unrealized gain (loss) on
    investments....................      18,945,636     (11,478,198)     14,973,181      (5,314,192)      4,212,026      (1,421,127)
                                     --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS.......................      34,573,200         297,589      20,135,043      (3,713,260)      5,586,877      (1,426,983)
                                     --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM PREMIUM
  PAYMENTS AND OTHER OPERATING
  TRANSFERS........................      38,554,244      51,018,498       9,214,757      22,317,372      16,098,541      29,174,840
                                     --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM SURPLUS
  TRANSFERS........................        (646,585)       (376,490)       (398,931)        (47,480)     (1,921,654)      2,190,839
                                     --------------  --------------  --------------  --------------  --------------  --------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS....................      72,480,859      50,939,597      28,950,869      18,556,632      19,763,764      29,938,696

NET ASSETS:
  Beginning of year................     150,687,304      99,747,707      72,147,168      53,590,536      29,938,696               0
                                     --------------  --------------  --------------  --------------  --------------  --------------
  End of year......................  $  223,168,163  $  150,687,304  $  101,098,037  $   72,147,168  $   49,702,460  $   29,938,696
                                     ==============  ==============  ==============  ==============  ==============  ==============
                                                                                                              **Commenced
                                                                                                                Business
                                                                                                               on 5/1/94


                                               Government
                                                 Income
                                     ------------------------------
                                          1995            1994
                                     --------------  --------------
OPERATIONS:
  Net investment income (loss).....  $    3,989,499  $    3,587,433
  Capital gains distributions
    received.......................               0               0
  Realized gain (loss) on shares
    redeemed [average cost basis]..          (8,599)        (74,828)
  Net unrealized gain (loss) on
    investments....................       7,403,233      (7,299,824)
                                     --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS.......................      11,384,133      (3,787,219)
                                     --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM PREMIUM
  PAYMENTS AND OTHER OPERATING
  TRANSFERS........................         481,705       4,183,444
                                     --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM SURPLUS
  TRANSFERS........................        (293,673)       (467,937)
                                     --------------  --------------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS....................      11,572,165         (71,712)
NET ASSETS:
  Beginning of year................      61,563,342      61,635,054
                                     --------------  --------------
  End of year......................  $   73,135,507  $   61,563,342
                                     ==============  ==============


             SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A22 AND A23.

                                      A20






STATEMENTS OF CHANGES IN NET ASSETS (Continued)
For the years ended December 31, 1995 and 1994


                                                              SUBACCOUNTS
                                     --------------------------------------------------------------

                                                  Zero
                                                 Coupon                                  Small
                                                  Bond                 Prudential    Capitalization
                                                  2005                 Jennison*         Stock*
                                     ------------------------------  --------------  --------------
                                          1995            1994            1995            1995
                                     --------------  --------------  --------------  --------------

OPERATIONS:
  Net investment income (loss).....  $      838,006  $      782,620  $      (11,994) $        6,422
  Capital gains distributions
    received.......................         425,717           3,474               0          47,413
  Realized gain (loss) on shares
    redeemed [average cost basis]..               0          (2,913)              0               0
  Net unrealized gain (loss) on
    investments....................       3,328,939      (2,073,481)        281,405         181,809
                                     --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS.......................       4,592,662      (1,290,300)        269,411         235,644
                                     --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM PREMIUM
  PAYMENTS AND OTHER OPERATING
  TRANSFERS........................       2,469,936       3,624,370       7,175,027       5,360,329
                                     --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM SURPLUS
  TRANSFERS........................           7,956        (146,182)        214,343         230,333
                                     --------------  --------------  --------------  --------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS....................       7,070,554       2,187,888       7,658,781       5,826,306

NET ASSETS:
  Beginning of year................      14,093,350      11,905,462               0               0
                                     --------------  --------------  --------------  --------------
  End of year......................  $   21,163,904  $   14,093,350  $    7,658,781  $    5,826,306
                                     ==============  ==============  ==============  ==============
                                                                               *Commenced
                                                                                Business
                                                                               on 5/1/95



             SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A22 AND A23.

                                      A21

                        NOTES TO FINANCIAL STATEMENTS OF
                  THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT
          FOR THE YEARS ENDED DECEMBER 31, 1995 AND DECEMBER 31, 1994

NOTE 1: GENERAL

        The Prudential Variable Appreciable Account (the "Account") of The Prudential Insurance Company of America ("The Prudential") was established on August 11, 1987 by a resolution of The Prudential's Board of Directors in conformity with insurance laws of the State of New Jersey. The assets of the Account are segregated from The Prudential's other assets.

        The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are sixteen subaccounts within the Account, each of which invests only in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). The Series Fund is a diversified open-end management investment company, and is managed by The Prudential.

        The Zero Coupon Bond 1995 subaccount was liquidated on November 15, 1995. On that date, all shares held in the corresponding portfolio of the Series Fund were redeemed and the redemption proceeds were transferred to the Money Market subaccount, unless otherwise directed, in accordance with the prospectus.

NOTE 2: INVESTMENT INFORMATION FOR THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS

        The net asset value per share for each portfolio of the Series Fund, the number of shares of each portfolio held by the subaccounts of the Account and the aggregate cost of investments in such shares at December 31, 1995 were as follows:


                                                           PORTFOLIOS
                           -----------------------------------------------------------------------------
        PORTFOLIO               Money      Diversified                     Flexible       Conservative
       INFORMATION             Market          Bond          Equity         Managed         Balanced
-------------------------  -------------  -------------  --------------  --------------  ---------------
Number of shares:             9,150,420      9,025,842      31,067,291      53,483,137      51,382,708
Net asset value per share:  $   10.0000    $   11.3131    $    25.6399    $    17.8593    $    15.3088
Cost:                       $91,504,205    $98,171,648    $646,301,327    $863,983,157    $746,204,653


                                                      PORTFOLIOS (Continued)
                           -----------------------------------------------------------------------------
                               Zero           Zero
                              Coupon         Coupon           High
        PORTFOLIO              Bond           Bond           Yield           Stock           Equity
       INFORMATION             1995           2000            Bond           Index           Income
-------------------------  -------------  -------------  --------------  --------------  ---------------
Number of shares:                     0      1,541,954       8,723,958      14,901,125      13,715,785
Net asset value per
share:                      $    0.0000    $   13.2730    $     7.8004    $    19.9561    $    16.2709
Cost:                       $         0    $19,405,578    $ 69,244,984    $212,396,329    $206,403,917


                                                              PORTFOLIOS (Continued)

                           --------------------------------------------------------------------------------------------
                                                                              Zero                            Small
        PORTFOLIO             Natural                      Government        Coupon        Prudential     Capitalization
       INFORMATION           Resources       Global          Income        Bond 2005        Jennison          Stock
-------------------------  -------------  -------------  --------------  --------------  ---------------  -------------
Number of shares:             5,853,358      3,199,757       6,240,811       1,604,549         610,418          492,362
Net asset value per
share:                      $   17.2718    $   15.5332    $    11.7189    $    13.1899     $   12.5468     $    11.8334
Cost:                       $83,470,176    $46,911,561    $ 70,390,270    $ 18,878,006     $ 7,377,376     $  5,644,497



NOTE 3: CHARGES AND EXPENSES

        A. Mortality Risk and Expense Risk Charges

           The mortality risk and expense risk charges at an effective annual rate of up to 0.90% may be applied daily against the net assets representing equity of the Contract owners held in each subaccount. For contracts with face amounts of $100,000 or more, the annual rate is 0.60%.


                                      A22

        B. Deferred Sales Charge

           A deferred sales charge is imposed upon the surrender of certain variable life insurance contracts to compensate The Prudential for sales and other marketing expenses. The amount of any sales charge will depend on the number of years that have elapsed since the Contract was issued. No sales charge will be imposed after the tenth year of the Contract. No sales charge will be imposed on death benefits.

        C. Partial Withdrawal Charge

           The partial withdrawal of the cash surrender value from certain variable life insurance contracts invokes a charge equal to the lesser of $15 or 2% of the amount withdrawn.

        D. Expense Reimbursement

           The Account is reimbursed by The Prudential, on a non-guaranteed basis, for expenses incurred by the Series Fund in excess of the effective rate of 0.40% for all Zero Coupon Bond Portfolios, 0.45% for the Stock Index Portfolio, 0.50% for the Equity Income Portfolio, 0.55% for the Natural Resources Portfolio, and 0.65% for the High Yield Bond Portfolio of the average daily net assets of these portfolios.

NOTE 4: TAXES

        The operations of the subaccounts form a part of, and are taxed with, the operations of The Prudential. Under the Internal Revenue Code, all ordinary income and capital gains allocated to the Contract owners are not taxed to The Prudential. As a result, the net asset values of the subaccounts are not affected by federal income taxes on distributions received by the subaccounts.

NOTE 5: NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SURPLUS TRANSFERS

        The increase (decrease) in net assets resulting from surplus transfers represents the net contributions (withdrawals) of The Prudential to the Account.

NOTE 6: RELATED PARTY TRANSACTIONS

        The Prudential has purchased multiple individual contracts of the Account insuring the lives of certain employees. The Prudential is the owner and beneficiary of the contracts. Net premium payments of approximately $22.9 million and $23.0 million for the years ended December 31, 1995 and December 31, 1994, respectively, were directed to the Flexible Managed Portfolio subaccount. Equity of Contract owners in that subaccount at December 31, 1995 and December 31, 1994 includes approximately $190.4 million and $136.7 million, respectively, owned by The Prudential.



                                      A23

                          INDEPENDENT AUDITORS' REPORT

To the Contract Owners of
The Prudential Variable Appreciable
Account and the Board of Directors
of The Prudential Insurance Company of America
Newark, New Jersey

We have audited the accompanying statements of net assets of The Prudential Variable Appreciable Account of The Prudential Insurance Company of America (comprising, respectively, the Money Market, Diversified Bond, Equity, Flexible Managed, Conservative Balanced, Zero Coupon Bond 1995, Zero Coupon Bond 2000, High Yield Bond, Stock Index, Equity Income, Natural Resources, Global, Government Income, Zero Coupon Bond 2005, Prudential Jennison, and Small Capitalization Stock subaccounts) as of December 31, 1995, the related statements of operations for the periods presented in the year then ended, and the statements of changes in net assets for each of the periods presented in the two years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of each of the respective subaccounts constituting The Prudential Variable Appreciable Account as of December 31, 1995, the results of their operations, and the changes in their net assets for the respective stated periods in conformity with generally accepted accounting principles.



Deloitte & Touche LLP
Parsippany, New Jersey
February 15, 1996




                                      A24

                           CONSOLIDATED STATEMENTS OF
       OPERATIONS AND CHANGES IN SURPLUS AND ASSET VALUATION RESERVE (AVR)

                                                   Years Ended December 31,
                                                   1995      1994      1993
                                                 -------   -------   -------
                                                        (In Millions)

REVENUE
 Premiums and annuity
  considerations ...........................     $27,413   $29,698   $29,982
 Net investment income .....................       9,844     9,595    10,090
 Broker-dealer revenue .....................       3,800     3,677     4,025
 Realized investment
  gains/(losses) ...........................         882      (450)      953
 Other income ..............................         972     1,037       924
                                                 -------   -------   -------
Total Revenue ..............................      42,911    43,557    45,974
                                                 -------   -------   -------
BENEFITS AND EXPENSES
 Current and future benefits
  and claims ...............................      27,854    30,788    30,573
 Insurance and underwriting
  expenses .................................       4,577     4,830     4,982
 Limited partnership matters ...............           0     1,422       390
 General, administrative and
  other expenses ...........................       6,034     5,794     5,575
                                                 -------   -------   -------
Total Benefits and Expenses ................      38,465    42,834    41,520
                                                 -------   -------   -------
Income from operations
 before dividends
 and income taxes ..........................       4,446       723     4,454
Dividends to policyholders .................       2,519     2,290     2,339
                                                 -------   -------   -------
Income/(loss) before
 income taxes ..............................       1,927    (1,567)    2,115
Income tax provision/(benefit) .............       1,348      (392)    1,236
                                                 -------   -------   -------
NET INCOME/(LOSS) ..........................         579    (1,175)      879
Surplus, beginning of year .................       7,449     8,004     7,365
Issuance of Capital Notes
 (after net charge-off of
 non-admitted prepaid
 postretirement benefit
 cost of $113 in 1993) .....................         686         0       185
Net unrealized investment
 gains/(losses) and change
 in AVR ....................................         (46)      620      (425)
                                                 -------   -------   -------
SURPLUS, END OF YEAR .......................       8,668     7,449     8,004
                                                 -------   -------   -------
AVR, beginning of year .....................       2,035     2,687     2,457
Increase/(decrease) in AVR .................         707      (652)      230
                                                 -------   -------   -------
AVR, END OF YEAR ...........................       2,742     2,035     2,687
                                                 -------   -------   -------
TOTAL SURPLUS AND AVR ......................     $11,410   $ 9,484   $10,691
                                                 =======   =======   =======


                 SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                      CONSOLIDATED FINANCIAL STATEMENTS OF
                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                  Years Ended December 31,
                                                1995       1994        1993
                                              --------   --------    --------
                                                      (In Millions)
CASH FLOWS FROM
 OPERATING ACTIVITIES:
Net income/(loss) .....................        $   579    $(1,175)    $   879
Adjustments to reconcile net
 income/(loss) to cash flows from
 operating activities:
  (Decrease)/increase in policy
   liabilities and insurance
   reserves ...........................         (1,691)     1,289       2,747
  Net increase in Separate
   Accounts ...........................           (162)       (52)        (59)
  Realized investment
   (gains)/losses .....................           (882)       450        (953)
  Depreciation, amortization and
   other non-cash items ...............            217        379         261
  Gain on sale and results of
   operations from reinsurance
   segment ............................            (72)         0           0
Decrease/(increase) in
 operating assets:
  Mortgage loans ......................           (305)      (226)       (226)
  Policy loans ........................           (169)      (175)       (174)
  Securities purchased
   under agreements to
   resell .............................            139      2,979      (2,049)
  Trading account
   securities .........................          2,707      2,324      (2,087)
  Broker-dealer
    receivables .......................             28        969      (1,803)
  Other assets ........................            205      3,254      (2,172)
(Decrease)/increase in
 operating liabilities:
  Securities sold under
   agreements to repurchase ...........           (475)    (3,247)      1,134
  Broker-dealer payables ..............           (115)       788       1,280
  Other liabilities ...................            501     (3,170)      1,794
                                              --------   --------    --------
Cash Flows from Operating
 Activities ...........................            505      4,387      (1,428)
                                              --------   --------    --------
CASH FLOWS FROM
 INVESTING ACTIVITIES:
Proceeds from the sale/maturity of:
 Fixed maturities .....................        100,317     90,914     100,023
 Equity securities ....................          2,302      1,426       1,725
 Mortgage loans .......................          5,567      4,154       4,789
 Investment real estate ...............            291        407         336
 Other invested assets ................          1,943      1,022       1,352
 Property and equipment ...............              3        637           6
 Sale of reinsurance segment ..........            790          0           0
Payments for the purchase of:
 Fixed maturities .....................       (107,192)   (91,032)   (101,217)
 Equity securities ....................         (1,450)    (1,535)     (1,085)
 Mortgage loans .......................         (3,002)    (3,446)     (3,530)
 Investment real estate ...............           (387)      (161)       (196)
 Other invested assets ................           (515)    (1,687)       (531)
 Property and equipment ...............           (238)      (392)       (640)
Short-term investments (net) ..........          2,756     (4,281)     (2,150)
Net change in cash placed as
 collateral for securities loaned .....          1,379       2,011       (589)
                                              --------   --------    --------
Cash Flows from Investing
 Activities ...........................       $  2,564   $ (1,963)   $ (1,707)
                                              --------   --------    --------
CASH FLOWS FROM
 FINANCING ACTIVITIES:
Net (payments)/proceeds of
 short-term debt ......................       $ (2,489)  $ (1,115)   $  1,106
Proceeds from the issuance of
 long-term debt .......................            763        345       1,228
Payments for the settlement of
 long-term debt .......................         (1,376)      (760)       (721)
Proceeds/(payments) from
 unmatched securities purchased
 under agreements to resell ...........            322      1,086         (47)
(Payments)/proceeds for
 unmatched securities sold under
 agreements to repurchase .............           (451)    (2,537)      1,707
Proceeds from the issuance of
 Capital Notes ........................            686          0         298
                                              --------   --------    --------
Cash Flows from
 Financing Activities .................         (2,545)    (2,981)      3,571
                                              --------   --------    --------
Net increase/(decrease)
 in cash ..............................            524       (557)        436
Cash, beginning of year ...............          1,109      1,666       1,230
                                              --------   --------    --------
CASH, END OF YEAR .....................       $  1,633   $  1,109    $  1,666
                                              ========   ========    ========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

Income tax payments, net of refunds, made during 1995, 1994 and 1993 were $430 million, $64 million and $933 million, respectively. Interest payments made during 1995, 1994 and 1993 were $1,413 million, $1,429 million and $1,171 million, respectively.

The 1995 amounts are presented net of the cash flow activities of the reinsurance segment.

                 SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS OF
                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

              For The Years Ended December 31, 1995, 1994 and 1993

1. ACCOUNTING POLICIES AND PRINCIPLES

  A. PRINCIPLES OF CONSOLIDATION

     The accompanying consolidated financial statements include the accounts of The Prudential Insurance Company of America ("Prudential"), a mutual life insurance company, and its subsidiaries (collectively, "the Company"). The activities of the Company cover a broad range of financial services, including life and health care insurance, property and casualty insurance, securities brokerage, asset management, investment advisory services, and real estate development and brokerage. All significant intercompany balances and transactions have been eliminated in consolidation.

  B. BASIS OF PRESENTATION

     The consolidated financial statements are presented in conformity with generally accepted accounting principles ("GAAP"), which for mutual life insurance companies and their insurance subsidiaries are statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners ("NAIC") and their respective domiciliary state insurance departments. Prescribed statutory accounting practices include publications of the NAIC, state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

     The Company, with permission from the New Jersey Department of Insurance ("the Department"), prepares an Annual Report that differs from the Annual Statement filed with the Department in that subsidiaries are consolidated and certain financial statement captions are presented differently.

     Certain reclassifications have been made to the 1994 and 1993 financial statements to conform to the 1995 presentation.

     Management has used estimates and assumptions in the preparation of the financial statements that affect the reported amounts of assets, liabilities, revenue and expenses. Actual results could differ from those estimates.

     Life and General Insurance Operations--Life premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Health and property and casualty premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Expenses incurred in connection with acquiring new insurance business, including such acquisition costs as sales commissions, are charged to operations as incurred.

     Broker-Dealer Operations--The Company is engaged in the securities industry in the United States, with operations in various foreign countries. Client transactions are recorded on a settlement date basis. Securities and commodities commission revenues and related expenses are accrued for client transactions on a trade date basis. Investment banking revenue includes advisory fees, selling concessions, management and underwriting fees, and is recorded, net of related expenses, when the services are substantially completed. Asset management and portfolio service fees are fees earned on total assets under management and mutual funds sponsored by the Company and third parties. Certain costs that are directly related to the sales of mutual funds are deferred.

  C. INVESTED ASSETS

     Fixed maturities, which include long-term bonds and redeemable preferred stock, are stated primarily at amortized cost.

     Equity securities, which consist primarily of common stocks, are carried at fair value.

     Mortgage loans are stated primarily at unpaid principal balances. Mortgage loans for non-life subsidiaries are recorded net of valuation reserves.

     Investment real estate, except for real estate acquired in satisfaction of debt, is carried at cost less accumulated straight-line depreciation, encumbrances and permanent impairments in value. Real estate acquired in satisfaction of debt, included in "Other assets," is carried at the lower of cost or fair value less disposition costs.

     Policy loans are stated at unpaid principal balances.

     Other invested assets primarily represent the Company's investment in joint ventures and other forms of partnerships. These investments are carried primarily on the equity method where the Company has the ability to exercise significant influence over the operating and financial policies of the entity.

     Short-term investments are stated at amortized cost, which approximates fair value.

     Securities purchased under agreements to resell and securities sold under agreements to repurchase are collateralized financing transactions and are carried at their contract amounts plus accrued interest. These agreements are generally

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS OF
                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

              FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993


     collateralized by cash or securities with market values in excess of the obligations under the contract. It is the Company's policy to take possession of securities purchased under resale agreements, to value the securities daily, and to require adjustment of the underlying collateral when deemed necessary.

     Trading account securities from broker-dealer operations are reported based upon quoted market prices.

     Securities lending is a program whereby securities are loaned to third parties, primarily major brokerage firms. As of December 31, 1995 and 1994, the estimated fair values of loaned securities were $7,982 million and $8,506 million, respectively. Company and NAIC policies require a minimum of 102% and 105% of the fair value of the domestic and foreign loaned securities, respectively, to be separately maintained as collateral for the loans. Cash collateral received is invested in short-term investments. The offsetting collateral liability as of December 31, 1995 and 1994 is $5,690 million and $4,252 million, respectively. Non-cash collateral is recorded in memorandum records and is not reflected in the consolidated financial statements.

     Derivative financial instruments--For the Company's non-insurance subsidiaries, derivatives used for trading purposes are recorded at fair value as of the reporting date. Realized and unrealized changes in fair values are recognized in "Broker-dealer revenue" and "Other income" in the period in which the changes occur. Gains and losses on hedges of existing assets or liabilities are included in the carrying amount of those assets or liabilities and are deferred and recognized in earnings in the same period as the underlying hedged item. For interest rate swaps that qualify for settlement accounting, the interest differential to be paid or received under the swap agreements is accrued over the life of the agreements as a yield adjustment. Gains and losses on early termination of derivatives that modify the characteristics of designated assets and liabilities are deferred and are amortized as an adjustment to the yield of the related assets or liabilities over their remaining lives

     Derivatives used in asset/liability risk management activities, which support life and health insurance and annuity contracts, are recorded at fair value with unrealized gains and losses recorded in "Net unrealized investment gains/(losses) and change in AVR." Upon termination of derivatives supporting life and health insurance and annuity contracts, the interest-related gains and losses are amortized through the Interest Maintenance Reserve (IMR).

  D. SEPARATE ACCOUNTS

     These assets and liabilities, reported at estimated market value, represent segregated funds invested for pension and other clients. Investment risks associated with market value changes are generally borne by the clients, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

  E. CAPITAL NOTES

     Interest payments on the 1993 Capital Notes are preapproved by the Department. This practice differs from that prescribed by the NAIC. The NAIC practices provide for Insurance Commissioner approval of every interest payment before the payment is made. The interest payments on the Capital Notes issued in 1995 comply with prescribed NAIC practices. Prudential has included all notes as a component of surplus (Note 7).

  F. FUTURE APPLICATION OF ACCOUNTING STANDARDS

     The Financial Accounting Standards Board (the "FASB") issued Interpretation No. 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises," which, as amended, is effective for fiscal years beginning after December 15, 1995. Interpretation No. 40 changes the current practice of mutual life insurance companies, with respect to utilizing statutory basis financial statements for general purposes, in not allowing such financial statements to be referred to as having been prepared in accordance with GAAP. Interpretation No. 40 requires GAAP financial statements of mutual life insurance companies to apply all GAAP pronouncements, unless specifically exempted. Implementation of Interpretation No. 40 will require significant effort and judgment. The Company is assessing the impact of Interpretation No. 40 on its consolidated financial statements. Such effort has not been completed and management currently believes surplus will increase significantly.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS OF
                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

              FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993


2. FUTURE POLICY BENEFITS, RESERVE FOR LOSSES AND LOSS EXPENSES

  A. For life insurance, general insurance and annuities, unpaid claims and claim adjustment expenses include estimates of benefits and associated settlement expenses on reported claims and those which are incurred but not reported.

     Activity in the liability for unpaid claims and claim adjustment expenses is:


                                                            1995                        1994                       1993
                                                    ---------------------      ---------------------       -----------------------
                                                    Accident     Property      Accident      Property      Accident      Property
                                                      and          and           and           and           and           and
                                                     Health      Casualty       Health       Casualty       Health       Casualty
                                                    --------     --------      --------      --------      --------      --------
                                                                                    (In Millions)

Balance at January 1 ........................        $2,738       $5,116        $2,654         $4,869        $2,623         $4,712
 Less reinsurance recoverables ..............            23        1,018            15          1,070            22          1,107
                                                     ------       ------        ------         ------        ------         ------
Net balance at January 1 ....................         2,715        4,098         2,639          3,799         2,601          3,605
                                                     ------       ------        ------         ------        ------         ------
Incurred related to:
 Current year ...............................         8,062        2,387         7,398          2,541         7,146          2,364
 Prior years ................................           (48)          95          (105)           158          (167)           109
                                                     ------       ------        ------         ------        ------         ------
Total incurred ..............................         8,014        2,482         7,293          2,699         6,979          2,473
                                                     ------       ------        ------         ------        ------         ------
Paid related to:
 Current year ...............................         5,972        1,010         5,568          1,237         5,336          1,119
 Prior years ................................         1,807          959         1,649          1,163         1,605          1,160
                                                     ------       ------        ------         ------        ------         ------
Total paid ..................................         7,779        1,969         7,217          2,400         6,941          2,279
                                                     ------       ------        ------         ------        ------         ------
Less reinsurance
 segment (Note 10) ..........................             0        2,326             0              0             0              0
                                                     ------       ------        ------         ------        ------         ------
Net balance at December 31 ..................         2,950        2,285         2,715          4,098         2,639          3,799
 Plus reinsurance recoverables ..............            15          819            23          1,018            15          1,070
                                                     ------       ------        ------         ------        ------         ------
Balance at December 31 ......................        $2,965       $3,104        $2,738         $5,116        $2,654         $4,869
                                                     ======       ======        ======         ======        ======         ======


     As a result of changes in estimates of insured events in prior years, the declines of $48 million, $105 million and $167 million in the provision for claims and claim adjustment expenses for accident and health business in 1995, 1994 and 1993, respectively, were due to lower-than-expected trends in claim costs and an accelerated decline in indemnity health business.

     As a result of changes in estimates of insured events in prior years, the provision for claims and claim adjustment expenses for property and casualty business (net of reinsurance recoveries of $88 million, $47 million and $120 million in 1995, 1994 and 1993, respectively) increased by $95 million, $158 million and $109 million in 1995, 1994 and 1993, respectively, due to increased loss development and reserve strengthening for asbestos and environmental claims.

  B. Reserves for individual life insurance are calculated using various methods, interest rates and mortality tables, which produce reserves that meet the aggregate requirements of state laws and regulations. Approximately 39% of individual life insurance reserves are determined using the net level premium method, or by using the greater of the net level premium reserve or the policy cash value. About 54% of individual life insurance reserves are calculated according to the Commissioner's Reserve Valuation Method ("CRVM"), or methods which compare CRVM to policy cash values. The remaining reserves include universal life reserves which are equal to the greater of the policyholder account value less the unamortized expense allowance and the policy cash value, or are for supplementary benefits whose reserves are calculated using methods, interest rates and tables appropriate for the benefit provided.

     For group life insurance, about 56% of the reserves are associated with extended death benefits. These reserves are primarily calculated using modified group tables at various interest rates. The remainder are unearned premium reserves (calculated using the 1960 Commissioner's Standard Group Table), reserves for group life fund accumulations and other miscellaneous reserves.

     Reserves for deferred individual annuity contracts are determined using the Commissioner's Annuity Reserve Valuation Method. These account for 72% of the individual annuity reserves. The remaining reserves are equal to the present value of future payments with the annuity mortality table and interest rates based on the date of issue or maturity as appropriate.

     Reserves for other deposit funds or other liabilities with life contingencies reflect the contract deposit account or experience accumulation for the contract and any purchased annuity reserves. For money purchase annuities issued in Canada, the reserve equals the present value of each deposit accumulated to the end of its guarantee period at its guaranteed interest rate, discounted at the valuation interest rate.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS OF
                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

              FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993


     Accident and health reserves represent the present value of the future potential payments, discounted for contingencies and interest. The remaining material reserves for active life reserves and unearned premiums are valued using the preliminary term method, gross premium valuation method, or a pro-rata portion of gross premiums. Reserves are also held for amounts not yet due on hospital benefits and other coverages.

     The reserve for guaranteed interest contracts, deposit funds and other liabilities without life contingencies equal either the present value of future payments discounted at the guaranteed rate or the fund value.

3. INCOME TAXES

   Under the Internal Revenue Code ("the Code"), Prudential and its life insurance subsidiaries are taxed on their gain from operations after dividends to policyholders. In calculating this tax, the Code requires the capitalization and amortization of policy acquisition expenses.

   The Code also imposes an "equity tax" on mutual life insurance companies based on an imputed surplus which, in effect, reduces the deduction for policyholder dividends. The amount of the equity tax is estimated in the current year based on the anticipated equity tax rate, and is adjusted in subsequent years as the rate is finalized.

   Prudential files a consolidated federal income tax return with all of its domestic subsidiaries. Net operating losses of the non-life subsidiaries may be used in this consolidated return, but are limited each year to the lesser of 35% of cumulative eligible non-life subsidiary losses or 35% of life company taxable income. The provision reported in the consolidated financial statements also includes tax liabilities for foreign subsidiaries.

   The non-insurance subsidiaries of the Company recognize deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in their financial statements. Included in "Income tax provision/(benefit)" are deferred taxes of $109 million, $(477) million and $21 million for the years ended December 31, 1995, 1994 and 1993, respectively.

   At December 31, 1995, the Company had consolidated non-life tax loss carryforwards of $595 million which will expire between 1998 and 2010, if not utilized.

4. INVESTED ASSETS

  A. FIXED MATURITIES

     The Company invests in both investment grade and non-investment grade public and private fixed maturities. The Securities Valuation Office of the NAIC rates the fixed maturities held by insurers for regulatory purposes and groups investments into six categories ranging from highest quality bonds to those in or near default. The lowest three NAIC categories represent primarily high-yield securities and are defined by the NAIC as including any security with a public agency rating equivalent to B+ or B1 or less. These securities approximate 0.9% and 1.6% of the Company's consolidated assets at December 31, 1995 and 1994, respectively.

     The carrying value and estimated fair value of fixed maturities at December 31, 1995 and 1994, are as follows:


                                                                                            1995
                                                                      -------------------------------------------------
                                                                                     Gross         Gross      Estimated
                                                                      Carrying    Unrealized    Unrealized      Fair
                                                                        Value        Gains        Losses        Value
                                                                      --------    ----------    ----------    ---------
                                                                                        (In Millions)
   U.S. Treasury securities and obligations of
    U.S. government corporations and
    agencies .....................................................     $16,494       $1,409        $  1       $17,902
   Obligations of U.S. states and their
    political subdivisions .......................................       1,365           70           2         1,433
   Fixed maturities issued by foreign governments
    and their agencies and political subdivisions ................       3,641          275           4         3,912
   Corporate securities ..........................................      58,998        4,792         108        63,682
   Mortgage-backed securities ....................................       5,048          276          10         5,314
   Other fixed maturities ........................................          39            0           0            39
                                                                       -------       ------        ----       -------
   Total .........................................................     $85,585       $6,822        $125       $92,282
                                                                       =======       ======        ====       =======

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS OF
                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

              FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993




                                                                                            1994
                                                                      ------------------------------------------------
                                                                                     Gross         Gross     Estimated
                                                                      Carrying    Unrealized    Unrealized     Fair
                                                                        Value        Gains        Losses       Value
                                                                      --------    ----------    ----------   ---------
                                                                                        (In Millions)

     U.S. Treasury securities and obligations of
      U.S. government corporations and agencies ..................    $13,576       $  122       $  646      $13,052
     Obligations of U.S. states and their
      political subdivisions .....................................      2,776           32          165        2,643
     Fixed maturities issued by foreign governments
      and their agencies and political subdivisions ..............      3,093           37          153        2,977
     Corporate securities ........................................     54,076        1,191        1,772       53,495
     Mortgage-backed securities ..................................      4,889           82          148        4,823
     Other fixed maturities ......................................        210            0            0          210
                                                                      -------       ------       ------      -------
     Total .......................................................    $78,620       $1,464       $2,884      $77,200
                                                                      =======       ======       ======      ========


     The carrying value and estimated fair value of fixed maturities at December 31, 1995, categorized by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may prepay obligations with or without call or prepayment penalties.

                                                                  Estimated
                                                     Carrying       Fair
                                                       Value       Value
                                                     --------     ---------
                                                         (In Millions)

     Due in one year or less ....................    $   398      $   402
     Due after one year through five years ......     26,936       27,748
     Due after five years through ten years .....     23,124       24,637
     Due after ten years ........................     30,079       34,181
                                                     -------      -------
                                                      80,537       86,968
     Mortgage-backed securities .................      5,048        5,314
                                                     -------      -------
     Total ......................................    $85,585      $92,282
                                                     =======      =======

     Proceeds from the sale and maturity of fixed maturities during 1995, 1994 and 1993 were $100,317 million, $90,914 million and $100,023 million, respectively. Gross gains of $2,083 million, $693 million and $2,473 million and gross losses of $943 million, $2,009 million and $698 million were realized on such sales during 1995, 1994 and 1993, respectively.

  B. MORTGAGE LOANS

     Mortgage loans at December 31, 1995 and 1994, are as follows:


                                                                               1995                       1994
                                                                       --------------------       --------------------
                                                                       Amount       Percent       Amount       Percent
                                                                       ------       -------       ------       -------
                                                                                         (In Millions)
         Commercial and agricultural loans:
          In good standing ......................................      $17,792        75.1%      $19,752        75.4%
          In good standing
           with restructured terms ..............................          976         4.1%        1,412         5.4%
          Past due 90 days or more ..............................          145         0.6%          339         1.3%
          In process of foreclosure .............................          158         0.7%          387         1.5%
         Residential loans ......................................        4,609        19.5%        4,309        16.4%
                                                                       -------       -----       -------       -----
         Total mortgage loans ...................................      $23,680       100.0%      $26,199       100.0%
                                                                       =======       =====       =======       =====



     At December 31, 1995, the Company's mortgage loans were collateralized by the following property types: office buildings (29%), retail stores (20%), residential properties (19%), apartment complexes (13%), industrial buildings (10%), agricultural properties (7%) and other commercial properties (2%). The mortgage loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California (23%) and New York (9%). Included in these balances

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS OF
                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

              FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993


     are mortgage loans with affiliated joint ventures of $653 million and $684 million at December 31, 1995 and 1994, respectively.

  C. INVESTMENT REAL ESTATE

     Accumulated depreciation on investment real estate was $643 million and $748 million at December 31, 1995 and 1994, respectively.

  D. OTHER INVESTED ASSETS

     The Company's net equity in joint ventures and other forms of partnerships amounted to $2,612 million and $3,357 million as of December 31, 1995 and 1994, respectively. The Company's share of net income from such entities was $326 million, $354 million and $375 million for 1995, 1994 and 1993, respectively.

  E. NET UNREALIZED INVESTMENT GAINS/(LOSSES)

     Net unrealized investment gains/(losses), which result principally from changes in the carrying values of invested assets, were $661 million, $(32) million and $(195) million for the years ended December 31, 1995, 1994 and 1993, respectively.

  F. ASSET VALUATION RESERVE AND INTEREST MAINTENANCE RESERVE

     These reserves are required for life insurance companies under NAIC regulations. The AVR is calculated based on a statutory formula and is designed to mitigate the effect of valuation and credit-related losses on unassigned surplus. The IMR captures net realized capital gains and losses resulting from changes in the general level of interest rates. These gains and losses are amortized into investment income over the expected remaining life of the investments sold. At December 31, 1995, the components of AVR are 67% for fixed maturities, equity securities and short-term investments; 21% for mortgage loans; and 12% for investment real estate and other invested assets. The IMR balance at December 31, 1995 and 1994 was $1,191 million and $502 million, respectively. During 1995, 1994 and 1993, $775 million, $(929) million and $1,082 million of net realized investment gains/(losses) were deferred, respectively.

  G. RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets in the amounts of $6,271 million and $5,901 million at December 31, 1995 and 1994, respectively, were on deposit with governmental authorities or trustees as required by law. Assets valued at $3,558 million and $5,855 million at December 31, 1995 and 1994, respectively, were maintained as compensating balances or pledged as collateral for bank loans and other financing agreements. Restricted cash and securities of $1,137 million and $897 million at December 31, 1995 and 1994, respectively, were included in the consolidated financial statements. The restricted cash represents funds deposited by clients and funds accruing to clients as a result of trades or contracts.

5. EMPLOYEE BENEFIT PLANS

  A. PENSION PLANS

     The Company has several defined benefit pension plans, which cover substantially all of its employees. Benefits are generally based on career average earnings and credited length of service. The Company's funding policy for U.S. plans is to contribute annually the amount necessary to satisfy the Internal Revenue Service contribution guidelines.

     Employee pension benefit plan status is as follows:


                                                                         September 30, 1995       September 30, 1994
                                                                     ------------------------   ------------------------
                                                                       Assets     Accumulated     Assets     Accumulated
                                                                       Exceed      Benefits       Exceed      Benefits
                                                                     Accumulated    Exceed      Accumulated    Exceed
                                                                      Benefits      Assets       Benefits      Assets
                                                                     -----------  -----------   -----------  -----------
                                                                                    (In Millions)
   Actuarial present value of benefit obligation:
    Vested benefit obligation .....................................    $(3,270)       $(236)     $(2,749)       $(207)
                                                                       =======        =====       ======        =====
    Accumulated benefit obligation ................................     (3,572)        (261)      (3,025)        (230)
                                                                       =======        =====       ======        =====
   Projected benefit obligation ...................................     (4,330)        (297)      (3,975)        (272)
   Plan assets at fair value ......................................      6,688          206        5,524          180
                                                                       -------        -----       ------        -----
   Plan assets in excess of projected benefit obligation ..........      2,358          (91)       1,549          (92)
   Unrecognized transition amount .................................       (904)          (4)        (976)          (4)
   Unrecognized prior service cost ................................        199           16          211           17
   Unrecognized net (gain)/loss ...................................       (753)          15          (18)          27
   Additional minimum liability ...................................          0           (8)           0           (8)
                                                                       -------        -----       ------        -----
   Prepaid/(accrued) pension cost .................................    $   900        $ (72)      $  766        $ (60)
                                                                       =======        =====       ======        =====

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS OF
                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

              FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993


     Plan assets consist primarily of equity securities, bonds, real estate and short-term investments, of which $4,974 million and $4,325 million are included in Separate Account assets and liabilities at December 31, 1995 and 1994, respectively.

     In compliance with statutory accounting principles, Prudential's prepaid pension costs of $900 million and $766 million at December 31, 1995 and 1994, respectively, are considered non-admitted assets. These assets are excluded from the consolidated assets and the changes in these non-admitted assets were $134 million, $(19) million, and $142 million in 1995, 1994 and 1993, respectively.

     The components of the net periodic pension (benefit)/expense for 1995, 1994 and 1993 are as follows:


                                                                                   1995           1994         1993
                                                                                   ----           ----         ----
                                                                                              (In Millions)

   Service cost--benefits earned during the year .............................    $   133        $ 163         $ 133
   Interest cost on projected benefit obligation .............................        392          311           301
   Actual return on assets ...................................................     (1,288)          56          (854)
   Net amortization and deferral .............................................        629         (639)          301
   Net curtailment gains and special termination benefits ....................          0          156             0
                                                                                  -------        -----         -----
   Net periodic pension (benefit)/expense ....................................    $  (134)       $  47         $(119)
                                                                                  =======        =====         =====



     The net reduction to surplus relating to the Company's pension plans is $0, $28 million and $23 million in 1995, 1994 and 1993, respectively, which considers the changes in Prudential's non-admitted prepaid pension asset of $134 million, $(19) million and $142 million, respectively. The accounting assumptions used by Prudential were:

                                                        As of September 30,
                                                       --------------------
                                                       1995    1994    1993
                                                       ----    ----    ----
     Discount rate .................................   7.5%    8.5%    7.0%
     Rate of increase in compensation levels .......   4.5%    5.5%    5.0%
     Expected long-term rate of return on assest ...   9.0%    9.0%    9.0%

     The 1995 pension benefit for the Company's non-U.S. plans is $8 million.

  B. POSTRETIREMENT BENEFITS

     The Company provides certain life insurance and health care benefits for its retired employees. Substantially all of the Company's employees may become eligible to receive a benefit if they retire after age 55 with at least 10 years of service.

     Postretirement benefits, with respect to Prudential, are recognized in accordance with prescribed NAIC policy. Prudential has elected to amortize its transition obligation over 20 years. The Company's funding of its postretirement benefit obligations totaled $48 million, $31 million and $404 million in 1995, 1994 and 1993, respectively.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS OF
                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

              For The Years Ended December 31, 1995, 1994 and 1993

     The postretirement benefit plan status is as follows:

                                                                September 30,
                                                             ------------------
                                                               1995       1994
                                                             --------   -------
                                                                (In Millions)
Accumulated postretirement benefit obligation (APBO):
  Retirees ...............................................   $(1,526)   $(1,337)
  Fully eligible active plan participants ................      (152)      (188)
                                                             -------    -------
Total APBO ...............................................    (1,678)    (1,525)
                                                             -------    -------
Plan assets at fair value ................................     1,309      1,232
                                                             -------    -------
Funded status ............................................      (369)      (293)
Unrecognized transition amount ...........................       423        448
Unrecognized net loss/(gain) .............................         1        (41)
                                                             -------    -------
Prepaid postretirement benefit cost ......................   $    55    $   114
                                                             =======    =======

     Plan assets consist of group and individual variable life insurance policies, group life and health contracts and short-term investments, of which $990 million and $996 million are included in the Consolidated Statement of Financial Position at December 31, 1995 and 1994, respectively. In compliance with statutory accounting principles, Prudential's prepaid postretirement benefit costs of $99 million and $127 million at December 31, 1995 and 1994, respectively, are considered non-admitted assets. These assets are excluded from the consolidated assets and the changes in these non-admitted assets of $(28) million, $(90) million and $217 million in 1995, 1994 and 1993, respectively, are reported in "General, administrative and other expenses" in 1995 and 1994, and in "Issuance of Capital Notes" in 1993.

     Net periodic postretirement benefit cost for 1995, 1994 and 1993 includes the following components:



                                                                      1995          1994           1993
                                                                      -----         -----          -----
                                                                                (In Millions)

   Service cost ..................................................    $  56          $ 38           $ 41
   Interest cost .................................................      123           112            124
   Actual return on plan assets ..................................     (144)          (98)           (86)
   Amortization of transition obligation .........................       25            23             39
   Other .........................................................       47            (3)            77
   Net curtailment and special termination benefits ..............        0            58              0
                                                                      -----          ----           ----
   Net periodic postretirement benefit cost ......................    $ 107          $130           $195
                                                                      =====          ====           ====



     The net reduction to surplus relating to the Company's postretirement benefit plans is $79 million, $40 million, and $412 million in 1995, 1994 and 1993, respectively, which considers the changes in the non-admitted prepaid postretirement benefit cost of $(28) million, $(90) million and $217 million in 1995, 1994 and 1993, respectively.

     The accounting assumptions used by Prudential were:



                                                                             As of September 30,
                                                                ------------------------------------------
                                                                  1995            1994               1993
                                                                ---------       --------            -------
 Discount rate ...............................................     7.5%          8.5%                7.0%
 Expected long-term rate of return on plan assets ............     8.0%          9.0%                9.0%
 Rate of increase in compensation levels .....................     4.5%          5.5%                5.0%
 Health care cost trend rates ................................   8.9-13.3%     9.1-13.9%          9.5-14.7%
 Ultimate health care cost trend rate at 2006 ................     5.0%          6.0%                5.0%



     The effect of a 1% increase in health care cost trend rates on the September 30, 1995, accumulated postretirement benefit obligation and service and interest costs would be $138 million and $16 million, respectively.

  C. POSTEMPLOYMENT BENEFITS

     The Company accrues for postemployment benefits primarily for life and health benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 1995 and 1994 was $102 million and $151 million, respectively. The Company funded $45 million of postemployment benefits during 1995.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS OF
                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

              For The Years Ended December 31, 1995, 1994 and 1993


6. NOTES PAYABLE AND OTHER BORROWINGS

   Notes payable and other borrowings consisted of the following:



                                                        December 31, 1995              December 31, 1994
                                                    -------------------------       -------------------------
                                                                  Weighted                        Weighted
                                                                   Average                         Average
                                                    Balance     Cost of Funds       Balance     Cost of Funds
                                                    --------    -------------       -------     -------------
                                                                        (In Millions)
   Short-term debt:
    Commercial paper ...........................     $3,711          5.8%           $ 4,108          5.6%
    Medium-term notes payable ..................          9          7.4%               204          4.8%
    Other ......................................      2,007          6.4%             4,876          5.8%
                                                     ------                         -------
   Total Short Term ............................      5,727          6.0%             9,188          5.7%
                                                     ------                         -------
   Long-term debt:
    Notes payable ..............................      1,309          7.2%             1,684          7.3%
    Medium-term notes payable ..................        377          5.6%               535          5.9%
    Euro medium-term notes payable .............        537          6.0%               584          4.7%
    Other ......................................      1,207          6.2%                18         10.3%
                                                     ------                         -------
   Total Long Term .............................      3,430          6.5%             2,821          6.5%
                                                     ------                         -------
   Total .......................................     $9,157          6.2%           $12,009          5.9%
                                                     ======                         =======


   Scheduled repayments of long-term debt as of December 31, 1995, are as follows: $321 million in 1996, $448 million in 1997, $868 million in 1998, $667 million in 1999, $620 million in 2000, and $593 million thereafter.

   As of December 31, 1995, the Company had $6,770 million in lines of credit from numerous financial institutions of which $4,263 million were unused.

7. SURPLUS

  A. Capital Notes

     A summary of the outstanding Capital Notes as of December 31, 1995 is as follows:

                                  Principal         Interest         Maturity
     Issue Date                     (Par)             Rate             Date
     ----------                   ---------         --------         --------
                                (In Millions)

     April 1993 ................   $  300             6.875%       April 2003
     June 1995 .................      250             7.650%        July 2007
     July 1995 .................      100             8.100%        July 2015
     June 1995 .................      350             8.300%        July 2025
                                   ------
     Total .....................   $1,000
                                   ======

     The notes are subordinate in right of payment to policyholder claims and to senior indebtedness, and principal repayments are subject to a risk-based capital test.

     The net proceeds from the April 1993 notes, approximately $298 million, were contributed to a voluntary employee benefit association trust to prefund certain obligations of Prudential to provide postretirement medical and other benefits. This resulted in a prepaid asset, which is non-admitted for statutory purposes. The net increase to surplus from the issuance of the notes, including a tax benefit of $104 million less the charge-off of the non-admitted asset of $217 million, was $185 million (Note 5B).

  B. SPECIAL SURPLUS FUND

     In accordance with the requirements of various states, a special surplus fund has been established for contingency reserves of $1,274 million and $1,097 million as of December 31, 1995 and 1994, respectively.

8. FAIR VALUE OF FINANCIAL INSTRUMENTS

   The fair values presented on the next page have been determined using available information and reasonable valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such estimates

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS OF
                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

              For The Years Ended December 31, 1995, 1994 and 1993


     presented may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the fair values. (For all other financial instruments presented in the table, the carrying value is a reasonable estimate of fair value.)

     Fixed Maturities--Fair values for fixed maturities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The fair value of certain non-performing private placement securities is based on amounts provided by state regulatory authorities.

     Equity Securities--Fair value is based on quoted market prices, where available, or prices provided by state regulatory authorities.

     Mortgage Loans--The fair value of residential mortgages is based on recent market trades or quotes, adjusted where necessary for differences in risk characteristics. The fair value of the commercial mortgage and agricultural loan portfolio is primarily based upon the present value of the scheduled cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality mortgage. For certain non-performing and other loans, fair value is based upon the value of the underlying collateral.

     Policy Loans--The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayments.

     Derivative Financial Instruments--The fair value of swap agreements is estimated based on the present value of future cash flows under the agreements discounted at the applicable zero coupon U.S. Treasury rate and swap spread. The fair value of forwards and futures is estimated based on market quotes for a transaction with similar terms, while the fair value of options is based principally on market quotes. The fair value of loan commitments is estimated based on fees actually charged or those currently charged for similar arrangements, adjusted for changes in interest rates and credit quality subsequent to origination.

     Investment-Type Insurance Contract Liabilities--Fair values for the Company's investment-type insurance contract liabilities are estimated using a discounted cash flow model, based on interest rates currently being offered for similar contracts.

     Notes Payable and Other Borrowings--The estimated fair value of notes payable and other borrowings is based on the borrowing rates currently available to the Company for debt with similar terms and maturities.

     The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 1995 and 1994.



                                                           1995                         1994
                                                  ------------------------      -----------------------
                                                   Carrying      Estimated      Carrying      Estimated
                                                    Amount      Fair Value       Amount      Fair Value
                                                  ---------     ----------      ---------    ----------
                                                                      (In Millions)
   FINANCIAL ASSETS:
    Fixed maturities ...........................   $ 85,585      $ 92,282       $ 78,620       $77,200
    Equity securities ..........................      1,937         1,937          2,327         2,327
    Mortgage loans .............................     23,680        24,268         26,199        24,955
    Policy loans ...............................      6,800         7,052          6,631         6,018
    Short-term investments .....................      7,874         7,874         10,630        10,630
    Securities purchased under
     agreements to resell ......................      5,130         5,130          5,591         5,591
    Trading account securities .................      3,658         3,658          6,341         6,341
    Cash .......................................      1,633         1,633          1,109         1,109
    Broker-dealer receivables ..................      8,136         8,136          8,164         8,164
    Assets held in Separate Accounts ...........     58,435        58,435         48,633        48,633
    Derivative financial instruments ...........      1,473         1,640          1,219         1,268

   FINANCIAL LIABILITIES:
    Investment-type insurance contracts ........     35,336        36,258         39,747        38,934
    Securities sold under agreements to
     repurchase ................................      7,993         7,993          8,919         8,919
    Notes payable and other borrowings .........      9,157         9,231         12,009        11,828
    Broker-dealer payables .....................      6,083         6,083          6,198         6,198
    Liabilities related to Separate
     Accounts ..................................     57,586        57,586         47,946        47,946
    Derivative financial instruments ...........      1,704         1,781          1,611         1,665


                 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS OF
                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

              For The Years Ended December 31, 1995, 1994 and 1993

9. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

     A.   Derivative Financial Instruments

          Derivatives, including swaps, forwards, futures, options, and loan commitments subject to market risk, are used for trading and other than trading activities (Note 1C). The following two tables summarize the Company's outstanding positions on a gross basis before netting pursuant to rights of offset, qualifying master netting agreements with counterparties or collateral arrangements as of December 31, 1995 and 1994, respectively:

                        DERIVATIVE FINANCIAL INSTRUMENTS
                             As of December 31, 1995
                                  (In Millions)

                                   Trading           Other Than Trading               Total
                              --------------------  --------------------  -------------------------------
                                        Estimated             Estimated              Carrying  Estimated
                              Notional  Fair Value  Notional  Fair Value  Notional    Amount   Fair Value
                              --------  ----------  --------  ----------  --------   --------  ----------
Swaps:
 Assets .................     $12,720     $1,131     $   114     $ 10     $12,834     $1,132     $1,141
 Liabilities ............      11,488      1,317       4,476       62      15,964      1,371      1,379
Forwards:
 Assets .................      20,351        291       2,281       33      22,632        305        324
 Liabilities ............      22,068        278       6,675       48      28,743        291        326
Futures:
 Assets .................       1,387         14       2,590       34       3,977         20         48
 Liabilities ............       3,065         18       1,821       11       4,886         24         29
Options:
 Assets .................       1,961         20       4,345       97       6,306         20        117
 Liabilities ............       1,700         17       2,724       20       4,424         18         37
Loan Commitments:
 Assets .................           0          0         123       10         123         (4)        10
 Liabilities ............           0          0       1,412       10       1,412          0         10
                              -------     ------     -------     ----     -------     ------     ------
Total:
 Assets .................     $36,419     $1,456     $ 9,453     $184     $45,872     $1,473     $1,640
                              =======     ======     =======     ====     =======     ======     ======
 Liabilities ............     $38,321     $1,630     $17,108     $151     $55,429     $1,704     $1,781
                              =======     ======     =======     ====     =======     ======     ======

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS OF
                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

              For The Years Ended December 31, 1995, 1994 and 1993

                        DERIVATIVE FINANCIAL INSTRUMENTS
                             As of December 31, 1994
                                  (In Millions)


                                   Trading           Other Than Trading               Total
                              --------------------  --------------------  -------------------------------
                                        Estimated             Estimated              Carrying  Estimated
                              Notional  Fair Value  Notional  Fair Value  Notional    Amount   Fair Value
                              --------  ----------  --------  ----------  --------   --------  ----------
Swaps:
 Assets .................     $13,852     $  837     $   184      $ 9     $14,036     $  845     $  846
 Liabilities ............      14,825      1,216       4,993       48      19,818      1,236      1,264
Forwards:
 Assets .................      21,988        300       2,720       24      24,708        312        324
 Liabilities ............      19,898        289       3,112       19      23,010        299        308
Futures:
 Assets .................       1,520         40       4,296       17       5,816         30         57
 Liabilities ............       1,878         35         505        3       2,383         35         38
Options:
 Assets .................       2,924         31       2,407        8       5,331         34         39
 Liabilities ............       3,028         38       2,217        2       5,245         40         40
Loan Commitments:
 Assets .................           0          0         212        2         212         (2)         2
 Liabilities ............           0          0       1,543       15       1,543          1         15
                              -------     ------     -------      ---     -------     ------     ------
Total:
 Assets .................     $40,284     $1,208     $ 9,819      $60     $50,103     $1,219     $1,268
                              =======     ======     =======      ===     =======     ======     ======
 Liabilities ............     $39,629     $1,578     $12,370      $87     $51,999     $1,611     $1,665
                              =======     ======     =======      ===     =======     ======     ======


          Derivatives Held for Trading Purposes--The Company uses derivatives for trading purposes in securities broker-dealer activities and in a limited-purpose swap subsidiary to meet the financial and hedging needs of its customers. Net trading revenues for the years ended December 31, 1995 and 1994, relating to forwards and futures and swaps were $110 million, $42 million and $3 million, and $42 million, $33 million and $8 million, respectively. Net trading revenues for options were not material. Average fair values for trading derivatives in an asset position during the years ended December 31, 1995 and 1994 were $1,394 million and $1,526 million, respectively, and for derivatives in a liability position were $1,582 million and $1,671 million, respectively. Of those derivatives held for trading purposes at December 31, 1995, 55% of the notional amount consisted of interest rate derivatives, 40% consisted of foreign currency derivatives, and 5% consisted of equity and commodity derivatives.

          Derivatives Held for Purposes Other Than Trading--The Company uses derivatives primarily for asset/liability risk management and to reduce exposure to interest rate, currency and other market risks. Of the total notional amount of derivatives held for purposes other than trading at December 31, 1995, 16% were used by the Company to hedge its investment portfolio to reduce interest rate, currency and other market risks, and 84% were used to hedge interest rate risk related to the Company's mortgage banking segment activities. Of those derivatives held for purposes other than trading at December 31, 1995, 92% of notional consisted of interest rate derivatives and 8% consisted of foreign currency derivatives.

     B.   Off-Balance Sheet Credit-Related Instruments

          During the normal course of its business, the Company utilizes financial instruments with off-balance sheet credit risk such as commitments, financial guarantees, loans sold with recourse and letters of credit. Commitments include commitments to purchase and sell mortgage loans, the unfunded portion of commitments to fund investments in private placement securities, and unused credit card and home equity lines. The Company also provides financial guarantees incidental to other transactions and letters of credit that guarantee the performance of customers to third parties. These credit-related financial instruments have off-balance sheet credit risk because only their origination fees, if any, and accruals for probable losses, if any, are recognized until the obligation under the instrument is fulfilled or expires. These instruments can extend for several years and expirations are not concentrated in any period. The Company seeks to control credit risk associated with these instruments by limiting credit, maintaining collateral where customary and appropriate, and performing other monitoring procedures.

          The notional amount of these instruments, which represents the Company's maximum exposure to credit loss from other parties' non-performance, was $15,498 million and $17,389 million at December 31, 1995 and 1994, respectively. Because many of these amounts expire without being advanced in whole or in part, the notional amounts do not represent future cash

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS OF
                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

              For The Years Ended December 31, 1995, 1994 and 1993

          flows. The above notional amounts include $6,001 million and $4,150 million of unused available lines of credit under credit card and home equity commitments as of December 31, 1995 and 1994, respectively. The Company has not experienced, and does not anticipate experiencing, all of its customers exercising their entire available lines of credit at any given point in time. The estimated fair value of off-balance sheet credit-related instruments was $(67) million and $(91) million at December 31, 1995 and 1994, respectively.

10.  DIVESTITURES

     In October 1995, the Company completed the sale of its reinsurance segment, Prudential Reinsurance Holdings, Inc. ("Holdings"), through an initial public offering of common stock. As a result of the sale, an after-tax gain of $72 million was recorded in 1995.

     In March 1995, the Company announced its intention to sell its mortgage banking segment. On January 26, 1996, the Company entered into a definitive agreement to sell substantially all the assets of Prudential Home Mortgage Company, Inc. and it has also liquidated certain mortgage-backed securities and extended warehouse loans. The Company recorded an after-tax loss of $98 million, which includes operating gains and losses, asset write downs, and other costs directly related to the planned sale. The Company continues to have discussions with prospective buyers for the sale of the remaining assets.

     A summary of the assets and liabilities of the mortgage banking segment at December 31 follows:

         ASSETS AND LIABILITIES OF MORTGAGE BANKING SEGMENT

                                                         1995          1994
                                                        ------        ------
                                                            (In Millions)

         Total assets ............................      $4,293        $4,357
         Total liabilities .......................       4,215         4,199
                                                        ------        ------
         Net assets ..............................      $   78        $  158
                                                        ======        ======


11. CONTINGENCIES

     A.   Aggregate Stop Loss Retrocession Agreement

          As a result of the sale of Holdings, in 1995, Prudential Reinsurance (a Holdings subsidiary) and Gibraltar Casualty Co. (a Prudential subsidiary) entered into an Aggregate Stop Loss Agreement. The Stop Loss Agreement is intended to mitigate the impact on Prudential Reinsurance of adverse development of loss reserves as of June 30, 1995, of up to $375 million of the first $400 million of adverse development. The Company has recorded a loss reserve of $230 million as of December 31, 1995.

     B.   Environmental and Asbestos-Related Claims

          The Company receives claims under expired contracts which assert alleged injuries and/or damages relating to or resulting from toxic torts, toxic waste and other hazardous substances. The liabilities for such claims cannot be estimated by traditional reserving techniques. As a result of judicial decisions and legislative actions, the coverage afforded under these contracts may be expanded beyond their original terms. Extensive litigation between insurers and insureds over these issues continues and the outcome is not predictable. In establishing the unpaid claim reserves for these losses, management considered the available information. However, given the expansion of coverage and liability by the courts and legislatures in the past, and potential for other unfavorable trends in the future, the ultimate cost of these claims could increase from the levels currently established.

     C.   Lawsuits

          Various lawsuits against the Company have arisen in the course of the Company's business. In certain of these matters, large and/or indeterminate amounts are sought.

          Several purported class actions and individual actions have been brought against the Company on behalf of those persons who purchased life insurance policies allegedly because of deceptive sales practices engaged in by the Company and its insurance agents in violation of state and federal laws. The sales practices alleged to have occurred are contrary to Company policy. Some of these cases seek very substantial damages while others seek unspecified compensatory, punitive and treble damages. The Company intends to defend these cases vigorously.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS OF
                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

              For The Years Ended December 31, 1995, 1994 and 1993

          In response to this litigation, several state insurance departments have initiated market conduct examinations relating to Prudential's sales practices. The Attorney General of one state has conducted an investigation and made its report to the state insurance commissioner. Another Attorney General has also made inquiries. The New Jersey Insurance Commissioner is leading a multi-state task force of insurance commissioners to examine life insurance industry sales and marketing practices. There are now approximately thirty insurance departments participating in this effort. The Company is cooperating fully in this examination.

          Litigation is subject to many uncertainties, and given the complexity and scope of these suits, their outcome cannot be predicted. It is also not possible to predict the likely results of any regulatory inquiries or their effect on litigation which might be initiated in response to widespread media coverage of these matters.

          Accordingly, management is unable to make a meaningful estimate of the amount or range of loss that could result from an unfavorable outcome of all pending litigation and the regulatory inquiries. It is possible that the results of operations or the cash flows of the Company in particular quarterly or annual periods could be materially affected by an ultimate unfavorable outcome of certain pending litigation and regulatory matters.

          Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters referred to above should not have a material adverse effect on the Company's financial position.

          In 1993, Prudential Securities Incorporated (PSI), a subsidiary of Prudential, entered into an agreement with the Securities and Exchange Commission, the National Association of Securities Dealers, Inc., and state securities commissions whereby PSI agreed to pay $330 million into a settlement fund to pay eligible claims on certain limited partnership matters. Under this agreement, if partnership matter claims exceed the established settlement fund, PSI is obligated to pay such additional claims. The agreement also required PSI to take measures to enhance the adequacy of its sales practices compliance controls.

          In October 1994, the United States Attorney for the Southern District of New York (the "U.S. Attorney") filed a complaint against PSI in connection with its sale of certain limited partnerships. Simultaneously, PSI entered into an agreement to comply with certain conditions for a period of three years, and to pay an additional $330 million into the settlement fund. At the end of the three year period, assuming PSI has fully complied with the terms of the agreement, the U.S. Attorney will institute no further action.

          In the opinion of management, PSI is in compliance with all provisions of the aforementioned agreements and, after consideration of applicable accruals, the ultimate liability for litigation, including partnership settlement matters, will not have a material adverse effect on the Company's financial position.

12. Subsequent Event

          As discussed in Note 11, a Multi-State Life Insurance Task Force (the "Task Force"), comprised of insurance regulators from 29 states and the District of Columbia, was created to conduct a review of sales and marketing practices throughout the life insurance industry. As the largest life insurance company in the United States, the Company was the primary focus of the Task Force examination. On July 9, 1996, the Task Force released its report. In it, the Task Force found that some sales of life insurance policies made by the Company were improper. The report criticizes the Company's training, oversight, discipline and compliance programs related to the insurance sales. Based on these findings, the Task Force recommended, and the Company agreed to, a series of fines allocated to all 50 states and the District of Columbia amounting to a total of $35 million. In addition, the Task Force recommended a remediation program pursuant to which the Company would offer relief to policyowners who purchased whole life insurance policies in the United States from the Company from 1982 through 1995.

          On October 28, 1996, the Company entered into a Stipulation of Settlement with attorneys for the plaintiffs in the class actions consolidated in a Multi-District Litigation involving alleged improprieties in connection with the Company's sale of whole life insurance policies from 1982 through 1995. Pursuant to the proposed settlement, the Company has agreed to provide certain enhancements and changes to the remediation program previously accepted by the Multi-State Task Force, including some additional remedies. In addition, the Company agreed that a minimum cost of $410 million (which has been recorded in the third quarter of 1996) would be incurred in providing remedies to policyowners under the program, and agreed to certain other payments and guarantees. As of November 25, 1996, 45 states and the District of Columbia had entered orders or agreements directing the Company to offer a remediation plan based on the program accepted by the Task Force and containing many of the enhancements of the class action settlement.

          Also on October 28, 1996, the U.S. District Court of the District of New Jersey, in which the Multi-District Litigation is pending, conditionally certified a class for settlement purposes and scheduled a hearing on the fairness, reasonableness and adequacy of the proposed settlement on January 21, 1997. Notice of the proposed settlement and hearing has been provided to class members by mail and publication.

          Management believes that the ultimate outcome of the matters referred to above should not have a material adverse effect on the Company's financial position.

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors of The Prudential Insurance Company of America Newark, New Jersey

We have audited the accompanying consolidated statements of financial position of The Prudential Insurance Company of America and subsidiaries as of December 31, 1995 and 1994, and the related consolidated statements of operations and changes in surplus and asset valuation reserve and of cash flows for each of the three years in the period ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and subsidiaries as of December 31, 1995 and 1994, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1995 in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Parsippany, New Jersey
March 1, 1996

PRUDENTIAL'S
VARIABLE
APPRECIABLE LIFE(R)
INSURANCE











                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                Prudential Plaza
                         Newark, New Jersey 07102-3777
                       Telephone: (800) 437-4016, Ext. 46



[Prudential Logo]

                                     PART II

                                OTHER INFORMATION

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.



                     REPRESENTATION WITH RESPECT TO CHARGES

The fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.


                   UNDERTAKING WITH RESPECT TO INDEMNIFICATION

The Prudential Directors' and Officers' Liability and Corporation Reimbursement Insurance Program, purchased by The Prudential from Aetna Casualty & Surety Company, CNA Insurance Companies, Lloyds of London, Great American Insurance Company, Reliance Insurance Company, Corporate Officers & Directors Assurance Ltd., A.C.E. Insurance Company, Ltd., XL Insurance Company, Ltd., and Zurich-American Insurance Company, provides reimbursement for "Loss" (as defined in the policies) which the Company pays as indemnification to its directors or officers resulting from any claim for any actual or alleged act, error, misstatement, misleading statement, omission, or breach of duty by persons in the discharge of their duties in their capacities as directors or officers of The Prudential, any of its subsidiaries, or certain investment companies affiliated with The Prudential. Coverage is also provided to the individual directors or officers for such Loss, for which they shall not be indemnified. Loss essentially is the legal liability on claims against a director or officer, including adjudicated damages, settlements and reasonable and necessary legal fees and expenses incurred in defense of adjudicatory proceedings and appeals therefrom. Loss does not include punitive or exemplary damages or the multiplied portion of any multiplied damage award, criminal or civil fines or penalties imposed by law, taxes or wages, or matters which are uninsurable under the law pursuant to which the policies are construed.

There are a number of exclusions from coverage. Among the matters excluded are Losses arising as the result of (1) claims brought about or contributed to by the criminal or fraudulent acts or omissions or the willful violation of any law by a director or officer, (2) claims based on or attributable to directors or officers gaining personal profit or advantage to which they were not legally entitled, and (3) claims arising from actual or alleged performance of, or failure to perform, services as, or in any capacity similar to, an investment adviser, investment banker, underwriter, broker or dealer, as those terms are defined in the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Advisers Act of 1940, the Investment Company Act of 1940, any rules or regulations thereunder, or any similar federal, state or local statute, rule or regulation.

The limit of coverage under the Program for both individual and corporate reimbursement coverage is $150,000,000. The retention for corporate reimbursement coverage is $10,000,000 per loss.

The relevant provisions of New Jersey law permitting or requiring indemnification, New Jersey being the state of organization of The Prudential, can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of The Prudential's by-law 26, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 1.A.(6)(b) of Post-Effective Amendment No. 1 to Form S-6, Registration No. 33-61079, filed April 25, 1996, on behalf of The Prudential Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

The facing sheet.

Cross-reference to items required by Form N-8B-2.

The prospectus consisting of 79 pages.

The undertaking to file reports.

The undertaking with respect to indemnification.

The signatures.

Written consents of the following persons:

     1.  Deloitte & Touche LLP, independent auditors.
     2.  Clifford E. Kirsch, Esq.
     3.  Nancy D. Davis, FSA, MAAA.



The following exhibits:

     1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

          A. (1) Resolution of Board of Directors of The Prudential Insurance Company of America establishing The Prudential Variable Appreciable Account. (Note 19)
               (2)  Not Applicable.
               (3)  Distributing Contracts:
                    (a) Distribution Agreement between Pruco Securities Corporation and The Prudential Insurance Company of America. (Note 9)
                    (b) Proposed form of Agreement between Pruco Securities Corporation and independent brokers with respect to the Sale of the Contracts. (Note 19)
                    (c)  Schedules of Sales Commissions. (Note 3)
               (4)  Not Applicable.
               (5)  Variable Appreciable Life Insurance Contracts: (Note 2)
                    (a) With fixed death benefit for use in New Jersey and domicile approval states.
                    (b) With variable death benefit for use in New Jersey and domicile approval states.
                    (c) With fixed death benefit for use in non-domicile approval states.
                    (d) With variable death benefit for use in non-domicile approval states.
               (6)  (a)  Charter of The Prudential Insurance Company of America,
                         as amended February 26, 1988. (Note 7)
                    (b) By-laws of The Prudential Insurance Company of America, as amended August 8, 1995. (Note 18)
               (7)   Not Applicable.
               (8)   Not Applicable.
               (9)   Not Applicable.
              (10)  (a) Application Form for Variable Appreciable Life Insurance
                        Contract. (Note 3)
                    (b) Supplement to the Application for Variable Appreciable
                        Life Insurance Contract. (Note 3)
              (11)  Form of Notice of Withdrawal Right. (Note 2)
              (12) Memorandum describing The Prudential's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii) and method of computing adjustments in payments and cash surrender values upon conversion to fixed-benefit policies pursuant to Rule 6e-3(T)(b)(13)(v)(B). (Note 21)
              (13)  Available Contract Riders and Endorsements:
                    (a) Rider for Insured's Waiver of Premium Benefit. (Note 3)
                    (b) Rider for Applicant's Waiver of Premium Benefit.
                        (Note 3)

                    (c)  Rider for Insured's Accidental Death Benefit. (Note 3)
                    (d) Rider for Level Term Insurance Benefit on Life of Insured. (Note 3)

                    (e) Rider for Decreasing Term Insurance Benefit on Life of Insured. (Note 1)

                    (f)  Rider for Interim Term Insurance Benefit. (Note 3)
                    (g) Rider for Option to Purchase Additional Insurance on Life of Insured. (Note 3)

                    (h) Rider for Decreasing Term Insurance Benefit on Life of Insured Spouse. (Note 1)

                    (i) Rider for Level Term Insurance Benefit on Dependent Children. (Note 3)
                    (j) Rider for Level Term Insurance Benefit on Dependent Children--from Term Conversions. (Note 3)
                    (k) Rider for Level Term Insurance Benefit on Dependent Children--from Term Conversions or Attained Age Change. (Note 3)
                    (l)  Endorsement defining Insured Spouse. (Note 3)
                    (m) Rider covering lack of Evidence of Insurability on a Child. (Note 3)
                    (n)  Rider modifying Waiver of Premium Benefit. (Note 3)
                    (o)  Rider to terminate a Supplementary Benefit. (Note 3)
                    (p) Rider providing for election of Variable Reduced Paid-up Insurance. (Note 3)
                    (q)  Rider to provide for exclusion of Aviation Risk.
                         (Note 3)
                    (r) Rider to provide for exclusion of Military Aviation Risk. (Note 3)
                    (s)  Rider to provide for exclusion for War Risk. (Note 3)
                    (t)  Rider to provide for Reduced Paid-up Insurance.
                         (Note 3)
                    (u)  Rider providing for Option to Exchange Policy. (Note 3)
                    (v) Endorsement defining Ownership and Control of the Contract. (Note 3)
                    (w) Rider providing for Modification of Incontestability and Suicide Provisions. (Note 3)
                    (x) Endorsement issued in connection with Non-Smoker Qualified Contracts. (Note 3)
                    (y) Endorsement issued in connection with Smoker Qualified Contracts. (Note 3)
                    (z)  Home Office Endorsement. (Note 3)
                   (aa) Endorsement showing Basis of Computation for Non-Smoker Contracts. (Note 3)
                   (bb) Endorsement showing Basis of Computation for Smoker Contracts. (Note 3)
                   (cc) Rider for Term Insurance Benefit on Life of Insured--Decreasing Amount After Three Years. (Note 3)
                   (dd) Rider for Renewable Term Insurance Benefit on Life of Insured. (Note 3)
                   (ee) Rider for Level Term Insurance Benefit on Life of Insured Spouse. (Note 2)
                   (ff)  Living Needs Benefit Rider
                           (i) for use in Florida. (Note 10)
                          (ii) for use in all approved jurisdictions except
                               Florida and New York. (Note 10)
                         (iii) for use in New York. (Note 15)
                   (gg) Rider for Renewable Term Insurance Benefit on Life of Insured Spouse. (Note 12)
                   (hh) Rider for Level Term Insurance Benefit on Life of Insured--Premium Increases Annually. (Note 12)
                   (ii)  Rider for Term Insurance Benefit on Life of
                         Insured--Decreasing Amount. (Note 14)
                   (jj)  Rider for a Level Premium Option. (Note 15)
                   (kk)  Payment of Unscheduled Premium Benefit (Note 16)
                   (ll) Rider for Scheduled Term Insurance Benefit on Life of Insured. (Note 16)
                   (mm)  Endorsement altering the Assignment provision. (Note 4)

                   (nn) Rider for Non-Convertible Term Insurance Benefit on Life of Insured Spouse. (Note 1)
                   (oo) Rider for Convertible Term Insurance Benefit on Life of Insured Spouse. (Note 1)
                   (pp)  Rider for Level Term Insurance Benefit on Life of
                         Insured--Premium Increases Annually (Note 1)
                   (qq)  Rider for Non-Convertible Term Insurance Benefit on
                         Life of Insured. (Note 1)
                   (rr) Rider for Convertible Term Insurance Benefit on Life of Insured. (Note 1)

     2.   See Exhibit 1.A.(5).

     3. Opinion and Consent of Clifford E. Kirsch, Esq. as to the legality of the securities being registered. (Note 1)

     4.   None.

     5.   Not Applicable.

     6. Opinion and Consent of Nancy D. Davis, FSA, MAAA, as to actuarial matters pertaining to the securities being registered. (Note 1)

     7. The Prudential's representations regarding mortality and expense risks and sales loads. (Note 2)
     8.   Indemnification Agreement. (Note 15)
     9.   Powers of Attorney. (Note 20)

    27.   Financial Data Schedule. (Note 1)


(Note  1) Filed herewith.
(Note  2) Incorporated by reference to Pre-Effective Amendment No. 1 to this
          Registration Statement, filed June 15, 1988.
(Note  3) Incorporated by reference to Registrant's Form S-6, filed February 4,
          1988.
(Note  4) Incorporated by reference to Post-Effective Amendment No. 14 to this
          Registration Statement, filed February 15, 1995.
(Note  5) Incorporated by reference to Form N-8B-2, File Number 2-80897, filed
          December 15, 1982, on behalf of The Prudential Individual Variable Contract Account.
(Note  6) Incorporated by reference to Post-Effective Amendment No. 1 to this
          Registration Statement, filed September 1, 1988.
(Note  7) Incorporated by reference to Form S-6 Registration Statement,
          Registration No. 33-61079, filed July 17, 1995 on behalf of The Prudential Variable Appreciable Account.
(Note  8) Incorporated by reference to Post-Effective Amendment No. 3 to this
          Registration Statement, filed April 28, 1989.
(Note  9) Incorporated by reference to Post-Effective Amendment No. 4 to this
          Registration Statement, filed March 2, 1990.
(Note 10) Incorporated by reference to Post-Effective Amendment No. 5 to this Registration Statement, filed March 30, 1990.
(Note 11) Incorporated by reference to Post-Effective Amendment No. 22 to Form
          S-1, Registration No. 2- 56179, filed April 27, 1989, on behalf of The Prudential Insurance Company of America Variable Contract Account--Investment Fund.
(Note 12) Incorporated by reference to Post-Effective Amendment No. 6 to this
          Registration Statement, filed March 1, 1991.
(Note 13) Incorporated by reference to Post-Effective Amendment No. 8 to this
          Registration Statement, filed December 30, 1991.
(Note 14) Incorporated by reference to Post-Effective Amendment No. 9 to this
          Registration Statement, filed March 12, 1992.
(Note 15) Incorporated by reference to Post-Effective Amendment No. 11 to this
          Registration Statement, filed April 8, 1993.
(Note 16) Incorporated by reference to Post-Effective Amendment No. 12 to this
          Registration Statement, filed March 2, 1994.
(Note 17) Incorporated by reference to Post-Effective Amendment No. 13 to this
          Registration Statement, filed April 26, 1994.
(Note 18) Incorporated by reference to Post-Effective Amendment No. 1 to Form
          S-6, Registration No. 33- 61079, filed April 25, 1996 on behalf of The Prudential Variable Appreciable Account.
(Note 19) Incorporated by reference to Post-Effective Amendment No. 15 to this
          Registration Statement filed May 1, 1995.
(Note 20) Incorporated by reference to Pre-Effective Amendment No. 1 to
          Form S-6, Registration No. 333-01031, filed August 22, 1996 on behalf of The Prudential Variable Contract Account GI-2.
(Note 21) Incorporated by reference to Post-Effective Amendment No. 16 to this Registration Statement, filed April 25, 1996.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, Prudential Variable Appreciable Account, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the filing of a Post-Effective Amendment filed under Rule 485(a) which has not yet become effective and has caused this Post-Effective Amendment No. 18 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 24th day of December, 1996.


(Seal)            THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT
                                  (Registrant)

                 By: THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                   (Depositor)


Attest:  /s/ THOMAS C. CASTANO               By:  /s/ ESTHER H. MILNES
         --------------------------               -----------------------------
         Thomas C. Castano                        Esther H. Milnes
         Assistant Secretary                      Vice President and Actuary



Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 18 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 24th day of December, 1996.


        SIGNATURE AND TITLE

/s/ *
------------------------------------
Arthur F. Ryan
Chairman of the Board, President and
Chief Executive Officer

/s/ *
------------------------------------
Martin A. Berkowitz
Senior Vice President and Comptroller

/s/ *
------------------------------------              *By /s/ THOMAS C. CASTANO
Mark B. Grier                                         --------------------------
Principal Financial Officer                           Thomas C. Castano
                                                      (Attorney-in-Fact)

/s/ *
------------------------------------
Franklin E. Agnew
Director

/s/ *
------------------------------------
Frederic K. Becker
Director

/s/ *
------------------------------------
William W. Boeschenstein
Director

/s/ *
------------------------------------
Lisle C. Carter, Jr.
Director

/s/ *
------------------------------------
James G. Cullen
Director

/s/ *
------------------------------------
Carolyne K. Davis
Director

/s/ *
------------------------------------
Roger A. Enrico
Director

/s/ *
------------------------------------
Allan D. Gilmour
Director

/s/ *
------------------------------------
William H. Gray, III
Director

/s/ *
------------------------------------
Jon F. Hanson
Director

/s/ *
------------------------------------
Constance J. Horner
Director

/s/ *
------------------------------------        *By:  /s/ THOMAS C. CASTANO
Allen F. Jacobson                                 ------------------------
Director                                          Thomas C. Castano
                                                  (Attorney-in-Fact)
/s/ *
------------------------------------
Burton G. Malkiel
Director

/s/ *
------------------------------------
James A. Unruh
Director

/s/ *
------------------------------------
Charles R. Sitter
Director

/s/ *
------------------------------------
Donald L. Staheli
Director

/s/ *
------------------------------------
Richard M. Thomson
Director

/s/ *
------------------------------------
P. Roy Vagelos, M.D.
Director

/s/ *
------------------------------------
Stanley C. Van Ness
Director

/s/ *
------------------------------------
Paul A. Volcker
Director

/s/ *
------------------------------------
Joseph H. Williams
Director

                                  EXHIBIT INDEX

              Consent of Deloitte & Touche LLP, independent          Page II-8
              auditors.

 1.A.(13)(e)  Rider for Decreasing Term Life Insurance Benefit on    Page II-9
              Life of Insured.

 1.A.(13)(h)  Rider for Decreasing Term Insurance Benefit on Life    Page II-12
              of Insured Spouse.

1.A.(13)(nn)  Rider for Non-Convertible Term Insurance Benefit on    Page II-16
              Life of Insured Spouse.

1.A.(13)(oo)  Rider for Convertible Term Insurance Benefit on Life   Page II-19
              of Insured Spouse.

1.A.(13)(pp)  Rider for Level Term Insurance Benefit on Life of      Page II-23
              Insured--Premium Increases Annually.

1.A.(13)(qq)  Rider for Non-Convertible Term Insurance Benefit on    Page II-26
              Life of Insured.

1.A.(13)(rr)  Rider for Convertible Term Insurance Benefit on Life   Page II-27
              of Insured.

          3.  Opinion and Consent of Clifford E. Kirsch, Esq., as    Page II-30
              to the legality of the securities being registered.

          6.  Opinion and Consent of Nancy D. Davis, FSA, MAAA as    Page II-31
              to actuarial matters pertaining to the securities being registered.

         27.  Financial Data Schedule                                Page II-32

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Post-Effective Amendment No. 18 to Registration Statement No. 33-20000 on Form S-6 of The Prudential Variable Appreciable Account of The Prudential Insurance Company of America of our report dated February 15, 1996, relating to the financial statements of Prudential Variable Appreciable Account, and of our report dated March 1, 1996, except for Note 12 as to which the date is December 24, 1996 relating to the financial statements of The Prudential Insurance Company of America and subsidiaries appearing in the Prospectus, which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.


/s/ Deloitte & Touche LLP


Parsippany, New Jersey
December 24, 1996